PURCHASE AGREEMENT

                              between

                        THE BOEING COMPANY

                                and

              INTERNATIONAL LEASE FINANCE CORPORATION




         Relating to Boeing Model 737-600/-700/-800 Aircraft

                   Purchase Agreement Number 1830

                           TABLE OF CONTENTS

                                               Page    SA
                                               Number Number

ARTICLES

1.   Subject Matter of Sale                    1-1

2.   Delivery, Title and Risk of Loss          2-1

3.   Price of Aircraft                         3-1

4.   Taxes                                     4-1

5.   Payment                                   5-1

6.   Excusable Delay                           6-1

7.   Changes to the Detail Specification       7-1

8.   Federal Aviation Requirements and
     Certificates and Export License           8-1

9.   Representatives, Inspection,
     Flights and Test Data                     9-1

10.  Assignment, Resale or Lease               10-1

11.  Termination for Certain Events            11-1

12.  Product Assurance; Disclaimer and
     Release; Exclusion of Liabilities;
     Customer Support; Indemnification
     and Insurance                             12-1

13.  Buyer Furnished Equipment and
     Spare Parts                               13-1

14.  Contractual Notices and Requests          14-1

15.  Miscellaneous                             15-1


TABLES

1.   Aircraft Deliveries and
     Descriptions                            T-1

                     TABLE OF CONTENTS


                                                   SA
                                                 Number

EXHIBITS


A          Aircraft Configuration
B          Product Assurance Document
C          Customer Support Document
D          Price Adjustments Due to
           Economic Fluctuations - Aircraft
E          Buyer Furnished Equipment
           Provisions Document
F          Defined Terms Document

LETTER AGREEMENTS


1830-1     Disclosure of Confidential
           Information

1830-2     Waiver of Aircraft Demonstration
           Flights

1830-3     Seller Purchased Equipment

1830-4     Spare Parts Support for Flight
           Training

1830-5     Promotional Support

1830-6     Configuration Decision Matters

                      TABLE OF CONTENTS


                                                  SA
                                                Number

RESTRICTED LETTER AGREEMENTS


6-1162-KRG-1050     Aircraft Performance
                    Guarantees

6-1162-KRG-1442     Certain Contractual
                    Matters

6-1162-KRG-1443     Advance Payment Matters

6-1162-KRG-1444     Aircraft Configuration Matters

6-1162-KRG-1445     Lessee Matters

6-1162-KRG-1446     Airframe Maintenance Cost
                    Program

6-1162-KRG-1447     * Operator Matters

6-1162-KRG-1448     Delivery Schedule Matters

6-1162-KRG-1449     * Matters

6-1162-KRG-1450     Miscellaneous Matters

6-1162-KRG-1451     Escalation Matters

6-1162-KRG-1452     * Other Aircraft
                    Matters

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

              PURCHASE AGREEMENT NO. 1830

                    Relating to

         BOEING MODEL 737-600/-700/-800 AIRCRAFT



     This Agreement is entered into as of June 27, 1995 by and between The Boeing Company, a Delaware corporation, with its principal office in Seattle, Washington (Boeing), and International Lease Finance Corporation, a California corporation, with its principal office in Los Angeles, California (Buyer).

Accordingly, Boeing and Buyer agree as follows:

ARTICLE 1.  Subject Matter of Sale.

     1.1 The Aircraft. Boeing will manufacture and deliver to Buyer and Buyer will purchase and accept delivery from Boeing of
   *      Boeing Model 737-600, 737-700 or 737-800 aircraft
(the Aircraft) manufactured in accordance with Boeing detail specification described for each applicable model in Exhibit A, as modified from time to time in accordance with this Agreement (Detail Specification). Quantities of each model type are set forth in Table 1.

     1.2 Additional Goods and Services. In connection with the sale of the Aircraft, Boeing will also provide to Buyer certain other things under this Agreement, including data, documents, training and services, all as described in this Agreement.

     1.3 Performance Guarantees. Any performance guarantees applicable to the Aircraft will be expressly included in this Agreement. Where performance guarantees are included in this Agreement other than within the Detail Specification, such guarantees will be treated as being incorporated in the Detail Specification by this reference.

     1.4 Defined Terms. For ease of use, certain terms are treated as defined terms in this Agreement. Such terms are identified with a capital letter and set forth and/or defined in Exhibit F.

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ARTICLE 2.     Delivery, Title and Risk of Loss.

     2.1 Time of Delivery. The Aircraft will be delivered to Buyer by Boeing, and Buyer will accept delivery of the Aircraft, in accordance with the schedule set forth in Table 1.

     2.2     Notice of Target Delivery Date.  Boeing will give
Buyer notice of the Target Delivery Date of the Aircraft approximately 30 days prior to the scheduled month of delivery.

     2.3 Notice of Delivery Date. Boeing will give Buyer at least 7 days' notice of the delivery date of the Aircraft. If an Aircraft delivery is delayed beyond such delivery date due to the responsibility of Buyer, Buyer will reimburse Boeing for all costs incurred by Boeing as a result of such delay, including amounts for storage, insurance, Taxes, preservation or protection of the Aircraft and interest on payments due.

     2.4 Place of Delivery. The Aircraft will be delivered at a facility selected by Boeing in the State of Washington, unless mutually agreed otherwise.

     2.5 Title and Risk of Loss. Title to and risk of loss of an Aircraft will pass from Boeing to Buyer upon delivery of such Aircraft, but not prior thereto.

     2.6 Bill of Sale. Upon delivery of an Aircraft Boeing will deliver to Buyer a bill of sale conveying good title to such Aircraft, free of any encumbrances.

ARTICLE 3.     Price of Aircraft.

     3.1     Definitions.

          3.1.1 Special Features are the features incorporated in Exhibit A which have been selected by Buyer.

          3.1.2 Base Aircraft Price is the Aircraft Basic Price excluding the price of Special Features.

          3.1.3     Aircraft Basic Price is comprised of the Base
Aircraft Price and the price of the Special Features.

          3.1.4 Economic Price Adjustment is the adjustment to the Aircraft Basic Price (Base Aircraft and Special Features) as calculated pursuant to Exhibit D.

          3.1.5 Aircraft Price is the total amount Buyer is to pay for the Aircraft at the time of delivery.

     3.2     Aircraft Basic Price.

          The Aircraft Basic Price, expressed in    *,
is set forth in Table 1.

     3.3     Aircraft Price.

          The Aircraft Price will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

          3.3.1 the Aircraft Basic Price, set forth in Table 1, plus

          3.3.2 the Economic Price Adjustments for the Aircraft Basic Price, as calculated pursuant to the formulas set forth in Exhibit D (Price Adjustments Due to Economic Fluctuations -
Aircraft); plus

          3.3.3 other price adjustments made pursuant to this Agreement or other written agreements executed by Boeing and Buyer.

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     3.4     Advance Payment Base Price.

          3.4.1 Advance Payment Base Price. For advance payment purposes, the estimated delivery prices of the Aircraft have been established using currently available forecasts of the escalation factors used by Boeing as of the date of signing this Agreement. The Advance Payment Base Price of each Aircraft is set forth in Table 1.

          3.4.2 Adjustment of Advance Payment Base Prices - Long-Lead Aircraft. For Aircraft scheduled for delivery more than
* after the date of this Agreement, the Advance Payment
Base Prices appearing in Table 1 will be used to determine the amount of the first advance payment to be made by Buyer on the Aircraft. No later than * before the scheduled month of delivery of each affected Aircraft, Boeing will increase or decrease the Advance Payment Base Price of such Aircraft as required to reflect the effects of (i) any adjustments in the Aircraft Basic Price pursuant to this Agreement and (ii) the then-current forecasted escalation factors used by Boeing. Boeing will provide the adjusted Advance Payment Base Prices for each affected Aircraft to Buyer, and the advance payment schedule will be considered amended to substitute such adjusted Advance Payment Base Prices.

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ARTICLE 4.     Taxes.

     4.1 Taxes. In addition to the Aircraft Price, Buyer shall pay to Boeing upon demand the amount of any sales, use, value added or other similar transfer taxes, together with any penalties, fines or interest thereon (other than any such penalties, fines or interest resulting from the failure of Boeing seasonably to pay any such tax which it has reason to believe is applicable, unless such nonpayment is directed by Buyer) imposed by any federal, state or local taxing authority within the United States and the amount of all taxes imposed by any taxing authority outside the United States, required to be paid by Boeing as a result of any sale, use, delivery, storage or transfer of any Aircraft, accessory, equipment, part, Buyer Furnished Equipment (as defined in Exhibit
E), services, instructions or data furnished or delivered under this Agreement, except U.S. federal income taxes and Washington State business and occupation tax imposed on Boeing (defined as "Taxes"). If Boeing has reason to believe that any such tax is applicable, Boeing shall separately state the amount of such tax in its invoice. If claim is made against Boeing for any such tax, Boeing shall promptly notify Buyer. If seasonably requested by Buyer in writing, Boeing shall, at Buyer's expense, take such action as Buyer may reasonably direct with respect to such claim, and any payment by Boeing of such tax shall be made under protest, if protest is necessary and proper. If payment is made, Boeing shall, at Buyer's expense, take such action as Buyer may reasonably direct to recover such payment and shall, if requested, permit Buyer in Boeing's name to file a claim or prosecute an action to recover such payment.

     4.2 Taxes Relating to Buyer Furnished Equipment. Buyer is responsible for the proper filing of all tax returns, reports and declarations and payment of all taxes related to or imposed on Buyer Furnished Equipment.

ARTICLE 5.     Payment.

     5.1     Advance Payment Schedule.  Advance payment for each
Aircraft will be made to Boeing by Buyer as follows:

Due Date of Payment               Amount Due per Aircraft
                                 (Percentage times
                                  Advance Payment Base Price)

Upon signing the Agreement        *

24 months prior to the first      *
day of the scheduled delivery
month of the Aircraft

21 months prior to the first      *
day of the scheduled delivery
month of the Aircraft

18 months prior to the first      *
day of the scheduled delivery
month of the Aircraft

12 months prior to the first      *
day of the scheduled delivery
month of the Aircraft

9 months prior to the first       *
day of the scheduled delivery
month of the Aircraft

6 months prior to the first       *
day of the scheduled delivery
month of the Aircraft          _____

     Total                       *

     5.2 Advance Payment Adjustment. For each Aircraft scheduled for delivery more than * after the date of this Agreement and for which the Advance Payment Base Price is adjusted, Buyer will:

          5.2.1     pay the advance payment due * prior to
the scheduled month of delivery for each affected Aircraft in an amount equal to *, and


* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

          5.2.2 use the adjusted Advance Payment Base Price in determining the amount of remaining advance payments due Boeing for such Aircraft.

     5.3 Payment at Delivery. The Aircraft Price, less Advance Payments received by Boeing, is due on delivery of such Aircraft to Buyer.

     5.4 Form of Payments. All payments due hereunder will be made by Buyer to Boeing by unconditional deposit in a bank account in the United States designated by Boeing or in other immediately available funds. All prices and payments set forth in this Agreement are in United States Dollars.

     5.5 Monetary and Government Regulations. Buyer will be responsible for complying with all monetary control regulations and for obtaining necessary governmental authorizations related to payments hereunder.

ARTICLE 6.     Excusable Delay.

     6.1 General. Boeing will not be liable for or be deemed to be in default under this Agreement on account of any delay in delivery of any Aircraft or other performance hereunder arising out of causes such as: acts of God; war, armed hostilities, riots, fires, floods, earthquakes or serious accidents; governmental acts or failures to act affecting materials, facilities or Aircraft; strikes or labor troubles causing cessation, slowdown or interruption of work; damage to an Aircraft; failure of or delay in transportation; or inability, after due and timely diligence, to procure materials, systems, accessories, equipment or parts; or arising out of any other cause to the extent it is beyond Boeing's control or not occasioned by Boeing's fault or negligence. A delay resulting from such causes is referred to as an "Excusable Delay".

     6.2     Excusable Delay of 12 Months.

          6.2.1 Anticipated Delay. If Boeing concludes, based on its appraisal of the facts and normal scheduling procedures, that due to an Excusable Delay, delivery of an Aircraft will be delayed more than 12 months beyond the month in which delivery is scheduled, Boeing will promptly so notify Buyer in writing and either party may then terminate this Agreement with respect to such Aircraft by giving written notice to the other within 15 days after receipt by Buyer of Boeing's notice. Failure of a party to terminate the purchase of an Aircraft for an Excusable Delay pursuant to this paragraph results in a waiver of that party's right to terminate the purchase of such Aircraft for any delay in delivery caused by such Excusable Delay.

          6.2.2 Actual Delay. If, due to an Excusable Delay, delivery of an Aircraft is delayed for more than 12 months beyond the month in which delivery is scheduled, and such right to terminate has not been waived under paragraph 6.2.1, either party may terminate this Agreement with respect to such Aircraft by giving written notice to the other within 15 days after the expiration of such 12-month period.

     6.3 Aircraft Damaged Beyond Repair. If, prior to delivery, an Aircraft is destroyed or damaged beyond economic repair due to any cause, Boeing will promptly notify Buyer in writing and either party may then terminate this Agreement with respect to such Aircraft. If Boeing does not so terminate this Agreement with respect to such Aircraft, such notice will specify the earliest date reasonably possible, consistent with Boeing's other contractual commitments and production capabilities, by which Boeing will deliver a replacement for such Aircraft. This Agreement will thereupon terminate as to such Aircraft, unless Buyer gives Boeing written notice, within 30 days after receipt of Boeing's notice, that Buyer desires the proposed replacement for such Aircraft.

     6.4 Agreement Revision. If an Aircraft is delayed, or destroyed or damaged beyond economic repair, and this Agreement is not terminated pursuant to this Article, this Agreement will be appropriately revised.

     6.5     Agreement Termination.

          6.5.1 Termination under this Article will discharge all obligations and liabilities of Boeing and Buyer hereunder with respect to terminated Aircraft and all related undelivered items and services, except that Boeing will return to Buyer, without interest, all advance payments related to such Aircraft,

          6.5.2 If either party terminates this Agreement as to any Aircraft pursuant to this Article, Boeing may, upon written notice to Buyer within 30 days after such termination and with Buyer's consent, purchase from Buyer any Buyer Furnished Equipment related to such Aircraft, at the invoice prices paid, or contracted to be paid, by Buyer.

     6.6 Exclusive Rights. The termination rights set forth in this Article are in substitution for any and all other rights of termination or contract lapse or any other claim arising by operation of law by virtue of delays in performance covered by this Article.

ARTICLE 7.     Changes to the Detail Specification.

     7.1 Development Changes. Boeing may, at its own expense and without Buyer's consent, incorporate Development Changes in the Detail Specification and the Aircraft prior to delivery to Buyer. Development Changes are defined as changes to the basic specification for Model 737-600, 737-700 or 737-800 aircraft that do not affect the Aircraft Purchase Price or adversely affect Aircraft delivery, guaranteed weight, guaranteed performance or compliance with the interchangeability or replaceability requirements set forth in the Detail Specification. If Boeing makes changes pursuant to this paragraph, Boeing will promptly notify Buyer of such changes.

     7.2 Change Orders. The Detail Specification and associated provisions of this Agreement may be amended by Change Order or other written agreement between Boeing and Buyer, which will state the particular changes to be made and any effect on design, performance, weight, balance, time of delivery, Aircraft Basic Price and Advance Payment Base Price.

ARTICLE 8.     Federal Aviation Requirements and Certificates and
               Export License.

     8.1     FAA Certificates.

          8.1.1 Boeing will obtain from the Federal Aviation Administration (FAA) a Type Certificate (transport category) issued pursuant to Part 21 of the Federal Aviation Regulations for the type of aircraft covered by this Agreement, and, based upon registration requirements, will provide to Buyer at time of delivery either (i) a Standard Airworthiness Certificate for each Aircraft issued pursuant to Part 21 of the Federal Aviation Regulations, if such Aircraft is a Domestic Aircraft or (ii) an Export Certificate of Airworthiness for each Aircraft issued pursuant to Part 21 of the Federal Aviation Regulations, if such Aircraft is an Export Aircraft.

          8.1.2 Boeing will not be obligated to obtain any other certificates or approvals for the Aircraft.

          8.1.3 If the use of either FAA certificate is discontinued prior to delivery of an Aircraft, references in this Agreement to such discontinued certificate will be deemed references to its superseding FAA certificate. If the FAA does not issue a superseding certificate, Boeing's only obligation under this paragraph will be to comply with the Detail Specification and the Performance Guarantees.

     8.2     FAA Manufacturer Changes.

          8.2.1 Changes Applicable to Domestic Aircraft. If the FAA, or any other governmental agency having jurisdiction, requires any change to the Aircraft, data relating to the Aircraft, or testing of the Aircraft in order to obtain the Standard Airworthiness Certificate (Manufacturer Change), such Manufacturer Change will be made prior to delivery of such Aircraft. If prior to Aircraft delivery a Manufacturer Change is required to be incorporated in an Aircraft, it will be incorporated at no charge to Buyer, unless the requirement is promulgated subsequent to the date of this Agreement, in which case Buyer will pay Boeing's reasonable charge only for Aircraft scheduled for delivery to Buyer
(a) 18 months or more after the date of this Agreement or (b) after the date of Boeing's receipt of the Type Certificate for the Model 737-600, 737-700, 737-800 aircraft, as applicable, whichever is later.

          8.2.2 Changes Applicable to Export Aircraft. If the FAA, or any other governmental agency having jurisdiction, requires any change to the Aircraft, data relating to the Aircraft, or testing of the Aircraft in order to obtain the Export Certificate of Airworthiness (Manufacturer Change), such Manufacturer Change will be made prior to delivery of such Aircraft. If prior to Aircraft delivery a Manufacturer Change is required to be incorporated in an Aircraft, it will be incorporated at no charge to Buyer unless the requirement for such Manufacturer Change is (i) solely necessary to comply with a requirement of the country of import and/or registration, in which case Buyer will pay Boeing's reasonable charge therefor, or (ii) promulgated subsequent to the date of this Agreement, in which case Buyer will pay Boeing's reasonable charge only for Aircraft scheduled for delivery to Buyer
(a) 18 months or more after the date of this Agreement or (b) after the date of Boeing's receipt of the Type Certificate for the Model 737-600, 737-700, or 737-800 aircraft, as applicable, whichever is later. Buyer will pay Boeing's applicable charge for validation of the Aircraft for export to the country of import as may be required by any governmental agency of such country of import and any charges by such agency therewith.

     8.3     FAA Operator Changes.

          8.3.1 Boeing will deliver each Aircraft with the changes in equipment incorporated (or, after timely notice to Buyer, with suitable provisions for the incorporation of such equipment) that is required by Federal Aviation Regulations which
(i) are generally applicable with respect to transport category aircraft to be used in United States certified air carriage and
(ii) have to be complied with on or before the date of delivery of such Aircraft (Operator Changes).

          8.3.2 If Operator Changes are incorporated in an Aircraft, Buyer will pay Boeing's reasonable charge applicable to such Aircraft.

     8.4 Delays; Changes to this Agreement. If delivery of an Aircraft is delayed due to the incorporation of a Manufacturer Change or an Operator Change, the delivery of the Aircraft will be appropriately revised to reflect such delay. This Agreement will also be revised to reflect appropriate changes in the Aircraft Price, design, performance, weight and balance due to the incorporation of a Manufacturer Change or an Operator Change.

     8.5 Export License. If an export license is required by United States law or regulation for an Aircraft, it is Buyer's obligation to obtain such license; however, Boeing will apply on behalf of Buyer for such export license and/or licenses for installed equipment. Buyer will supply, in a timely manner, all documents and certifications required in support of such applications.

ARTICLE 9.     Representatives, Inspection,
               Flights and Test Data.

     9.1 Office Space at Boeing. Commencing with the date of this Agreement, and until the delivery of the last Aircraft, Boeing will furnish, without additional charge, suitable office space and equipment in or conveniently located near its plant in Seattle for the accommodation of up to 5 personnel of Buyer or Buyer's authorized agent.

     9.2 Inspection by Buyer. Designated representatives of Buyer may inspect the manufacturing of the Aircraft at all reasonable times. However, if access to any part of Boeing's plant is restricted by the United States Government, Boeing will be allowed a reasonable time to arrange for inspection elsewhere. All inspections by Buyer's representatives will be performed so as not to hinder manufacture or performance by Boeing.

     9.3 Aircraft Flight. Prior to delivery, each Aircraft will be flown by Boeing for such periods as may be required to demonstrate to Buyer the function of the Aircraft and its equipment in accordance with Boeing's production flight test procedures (commonly referred to as "C" flights). The aggregate duration of such flights will be not less than 1-1/2 hours or more than 4 hours. Five persons designated by Buyer may participate in such flights as observers.

     9.4 Test Data. Boeing will furnish to Buyer, as soon as practicable, flight test data obtained on an aircraft of the type purchased hereunder, certified as correct by Boeing, to evidence compliance with any performance guarantees set forth in this Agreement. Any Performance Guarantee will be deemed to be met if reasonable engineering interpretations and calculations based on such flight test data establish that the Aircraft would, if actually flown, comply with such guarantee.

     9.5 Special Aircraft Test Requirements. Boeing may use the Aircraft for flight and ground tests prior to delivery to Buyer, without reduction in the Aircraft Purchase Price, if such tests are deemed necessary by Boeing to:

          9.5.1 obtain or maintain the Type Certificate or Standard Airworthiness Certificate or Export Certificate of
Airworthiness for the Aircraft (commonly referred to as "B" flights); or

          9.5.2 subject to the prior written consent of Buyer, evaluate aircraft improvement changes that may be offered for production or retrofit incorporation in any aircraft.

     9.6 Indemnity. Boeing will indemnify and hold harmless Buyer and Buyer's observers from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto, for injury to or death of any person or persons, including employees of Boeing but excluding employees, officers or agents of Buyer, or for loss of or damage to any property, arising out of or in connection with the operation of the Aircraft during all demonstration and test flights conducted under the provisions of this Article, whether or not arising in tort or occasioned in whole or in part by the negligence of Buyer or any of Buyer's observers, whether active, passive or imputed.

ARTICLE 10.     Assignment, Resale or Lease.

     10.1 Assignment. This Agreement will inure to the benefit of and be binding upon each of the parties hereto and their respective successors and assigns. Neither the rights nor the duties of either party under this Agreement may be assigned or delegated, or contracted to be assigned or delegated, in whole or part, without the prior written consent of the other party, except that:

          10.1.1 Either party may assign its interest to a corporation that (i) results from any merger or reorganization of such party or (ii) acquires substantially all the assets of such party;

          10.1.2  Boeing may assign its rights to receive money;
and

          10.1.3 Boeing may assign all or any part of its rights and obligations under this Agreement to any wholly owned subsidiary of Boeing, provided that Boeing will remain fully and solely responsible to Buyer for all obligations and liabilities as the seller of the Aircraft, and Buyer will continue to deal exclusively with Boeing.

     10.2 Transfer by Buyer at Delivery. Buyer may, and at Buyer's request Boeing will, take any action reasonably required for the purpose of causing an Aircraft, at time of delivery, to be subjected to an equipment trust, conditional sale, lien or other arrangement for the financing by Buyer of such Aircraft. No action taken by either party pursuant to this paragraph, however, will require Boeing to divest itself of title to or possession of such Aircraft until delivery and payment therefor pursuant to this Agreement.

     10.3 Sale by Buyer After Delivery. If, following delivery of any Aircraft, Buyer sells such Aircraft (including any sale for financing purposes), then all of Buyer's rights with respect to such Aircraft under this Agreement will inure to the benefit of the purchaser of such Aircraft, effective upon Boeing's receipt of such purchaser's express written agreement, in form satisfactory to Boeing, to be bound by and to comply with all applicable terms, conditions and limitations of this Agreement.

     10.4 Lease by Buyer After Delivery. If, following delivery of any Aircraft, Buyer leases such Aircraft, Buyer will not assign to the lessee of such Aircraft any rights under this Agreement without Boeing's prior written consent, which consent will not be unreasonably withheld.

     10.5 No Increase in Boeing Liability. No action taken by Buyer or Boeing relating to the assignment, resale or lease of any Aircraft or this Agreement will subject Boeing to any liability beyond that in this Agreement or modify in any way Boeing's obligations under this Agreement.

     10.6 Exculpatory or Indemnity Clause in Post-Delivery Sale or Lease. If, following delivery of an Aircraft, Buyer sells or leases such Aircraft and obtains from the transferee an exculpatory or indemnity clause protecting Buyer, Buyer will include the same protection for Boeing.

ARTICLE 11.     Termination for Certain Events.

     11.1 Termination. This Agreement may be terminated at any time with regard to undelivered Aircraft and items and unperformed services by notice in writing by either party hereto if the other party:

          11.1.1 Ceases doing business as a going concern, suspends all or substantially all its business operations, makes an assignment for the benefit of creditors, is insolvent, or generally does not pay its debts, or admits in writing its inability to pay its debts; or

          11.1.2 Petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets; commences any legal proceeding such as insolvency, bankruptcy, reorganization, readjustment of debt, dissolution or liquidation available for the relief of financially distressed debtors; or becomes the object of any such proceeding, unless such proceeding is dismissed or stayed within a reasonable period, not to exceed 60 days.

     11.2 Repayment of Advance Payments. If this Agreement is terminated with regard to any Aircraft by Buyer under this Article, Boeing will repay to Buyer, without interest, any advance payments received by Boeing from Buyer with respect to such Aircraft.

ARTICLE 12.     Product Assurance; Disclaimer and Release;
                Exclusion of Liabilities; Customer Support;
                Indemnification and Insurance.

     12.1 Product Assurance. Boeing and Buyer are bound by the provisions of Exhibit B hereto (Product Assurance Document).

     12.2 DISCLAIMER AND RELEASE. THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND THE REMEDIES OF BUYER SET FORTH IN THE PRODUCT ASSURANCE DOCUMENT ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF BUYER AGAINST BOEING, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT OR OTHER THING PROVIDED UNDER THIS AGREEMENT, INCLUDING, BUT NOT LIMITED TO:

          (A)     ANY IMPLIED WARRANTY OF MERCHANTABILITY OR
FITNESS;

          (B)     ANY IMPLIED WARRANTY ARISING FROM COURSE OF
PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

          (C) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING
(WHETHER ACTIVE, PASSIVE OR IMPUTED); AND

          (D) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT.

     12.3 EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES. BOEING WILL HAVE NO OBLIGATION OR LIABILITY, WHETHER ARISING IN CONTRACT (INCLUDING WARRANTY), TORT (INCLUDING ACTIVE, PASSIVE OR IMPUTED NEGLIGENCE) OR OTHERWISE, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT OR OTHER THING PROVIDED UNDER THIS AGREEMENT.

     12.4 Definitions. For the purposes of this Article, the term "BOEING" means The Boeing Company, its divisions, subsidiaries and affiliates, the assignees of each, and their directors, officers, employees and agents.

     12.5 Customer Support and Indemnification; Insurance. Boeing and Buyer are bound by the provisions of Exhibit C hereto (Customer Support Document), which includes indemnification and insurance requirements related to the use of Customer Support Services.

ARTICLE 13.     Buyer Furnished Equipment and Spare Parts.

     13.1 Buyer Furnished Equipment. Boeing and Buyer are bound by the provisions of Exhibit E (Buyer Furnished Equipment
Document), which includes indemnification requirements related to Buyer Furnished Equipment.

     13.2 Purchase of Boeing Spare Parts. Boeing will sell to Buyer and Buyer will purchase from Boeing materials, spare parts, assemblies, tools and items of equipment relating to the Aircraft pursuant to Spare Parts General Terms Agreement No. Q8 or, when executed, Customer Services General Terms Agreement No. Q8.

ARTICLE 14.     Contractual Notices and Requests.

     All notices and requests relating to this Agreement will be in English, and may be transmitted by any customary means of written communication addressed as follows:

     Buyer:    International Lease Finance Corporation
               1999 Avenue of the Stars, 39th Floor
               Los Angeles, California 90067

               Attention:  Office of the President

     Boeing:   Boeing Commercial Airplane Group
               P.O. Box 3707
               Seattle, Washington 98124-2207
               U.S.A.

               Attention:  Vice President - Contracts
               Mail Stop 75-38

or to such other address as specified elsewhere herein or as otherwise directed in writing by either party. The effective date of any such notice or request will be the date on which it is received by the addressee.

ARTICLE 15.     Miscellaneous.

     15.1 Government Approval. Boeing and Buyer will use their best reasonable efforts to assist each other in obtaining any United States Governmental agency consents or approvals necessary or appropriate to effect certification and sale of the Aircraft under this Agreement.

     15.2 Headings. Article and paragraph headings used in this Agreement are for convenient reference only and are not intended to affect the interpretation of this Agreement.

     15.3 Entire Agreement; Amendments. This Agreement contains the entire agreement between the parties concerning the subject matter hereof and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written. This Agreement may be changed only in writing signed by authorized representatives of Boeing and Buyer, except in the case of certain changes permitted or required by this Agreement.

     15.4     GOVERNING LAW.  THIS AGREEMENT WILL BE GOVERNED BY
THE LAW OF THE STATE OF WASHINGTON, U.S.A., EXCLUSIVE OF
WASHINGTON'S CONFLICTS OF LAWS RULES.

     15.5 Negotiated Agreement. This Agreement, including the provisions of Article 12 relating to DISCLAIMER AND RELEASE, the Exclusion of Consequential and Other Damages, and the provisions relating to indemnification and insurance set forth in this Agreement, has been the subject of discussion and negotiation and is fully understood by the parties; the Aircraft Purchase Price and other agreements of the parties set forth in this Agreement were arrived at in consideration of such provisions.


                       *************************


INTERNATIONAL LEASE FINANCE      THE BOEING COMPANY
CORPORATION



By __/s/ Steven R. Adams__     By __/s/ Kenneth R. Geisen__

Its __Vice President__     Its __Attorney-in-Fact__

                        Table 1 to

                 Purchase Agreement 1830

           Aircraft Deliveries and Descriptions

                   Model 737-600 Aircraft


Month/Year              Quantity  Detail                  Base                   Article 3.2
Article 3.4
  of           Serial      of     Specification Exhibit   Aircraft     Special   Aircraft
Advance Payment
Delivery       Number   Aircraft  No.           No.       Price        Features  Basic Price
Base Price

*               TBD     One (1)   D6-38808-19    A-1      *            *         *
*
*               TBD     One (1)   D6-38808-19    A-1      *            *         *
*
*               TBD     One (1)   D6-38808-19    A-1      *            *         *
*
*               TBD     One (1)   D6-38808-19    A-1      *            *         *
*

*               TBD     One (1)   D6-38808-19    A-1      *            *         *
*
*               TBD     One (1)   D6-38808-19    A-1      *            *         *
*
*               TBD     One (1)   D6-38808-19    A-1      *            *         *
*
*               TBD     One (1)   D6-38808-19    A-1      *            *         *
*
*               TBD     One (1)   D6-38808-19    A-1      *            *         *
*
*               TBD     One (1)   D6-38808-19    A-1      *            *         *
*
*               TBD     One (1)   D6-38808-19    A-1      *            *         *
*
*               TBD     One (1)   D6-38808-19    A-1      *            *         *
*
*               TBD     One (1)   D6-38808-19    A-1      *            *         *
*

*               TBD     One (1)   D6-38808-19    A-1      *            *         *
*
*               TBD     One (1)   D6-38808-19    A-1      *            *         *
*
*               TBD     One (1)   D6-38808-19    A-1      *            *         *
*
*               TBD     One (1)   D6-38808-19    A-1      *            *         *
*
*               TBD     One (1)   D6-38808-19    A-1      *            *         *
*
*               TBD     One (1)   D6-38808-19    A-1      *            *         *
*
*               TBD     One (1)   D6-38808-19    A-1      *            *         *
*
*               TBD     One (1)   D6-38808-19    A-1      *            *         *
*
*               TBD     One (1)   D6-38808-19    A-1      *            *         *
*


      Note:  Aircraft Basic Prices are in *.


* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                            Table 1 to

                    Purchase Agreement 1830

               Aircraft Deliveries and Descriptions

                    Model 737-600 Aircraft
                         (Continued)



Month/Year              Quantity  Detail                  Base                   Article 3.2
Article 3.4
    of          Serial     of     Specification  Exhibit  Aircraft     Special   Aircraft
Advance Payment
Delivery        Number  Aircraft  No.            No.      Price        Features  Basic Price
Base Price

*               TBD     One (1)   D6-38808-19    A-1      *            *         *
*
*               TBD     One (1)   D6-38808-19    A-1      *            *         *
*
*               TBD     One (1)   D6-38808-19    A-1      *            *         *
*
*               TBD     One (1)   D6-38808-19    A-1      *            *         *
*
*               TBD     One (1)   D6-38808-19    A-1      *            *         *
*
*               TBD     One (1)   D6-38808-19    A-1      *            *         *
*
*               TBD     One (1)   D6-38808-19    A-1      *            *         *
*
*               TBD     One (1)   D6-38808-19    A-1      *            *         *
*
*               TBD     One (1)   D6-38808-19    A-1      *            *         *
*

*               TBD     One (1)   D6-38808-19    A-1      *            *         *
*
*               TBD     One (1)   D6-38808-19    A-1      *            *         *
*
*               TBD     One (1)   D6-38808-19    A-1      *            *         *
*
*               TBD     One (1)   D6-38808-19    A-1      *            *         *
*
*               TBD     One (1)   D6-38808-19    A-1      *            *         *
*
*               TBD     One (1)   D6-38808-19    A-1      *            *         *
*
*               TBD     One (1)   D6-38808-19    A-1      *            *         *
*

*               TBD     One (1)   D6-38808-19    A-1      *            *         *
*
*               TBD     One (1)   D6-38808-19    A-1      *            *         *
*



      Note:  Aircraft Basic Prices are in *.

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                             Table 1 to

                      Purchase Agreement 1830

                 Aircraft Deliveries and Descriptions

                       Model 737-700 Aircraft



Month/Year              Quantity  Detail                  Base                   Article 3.2
Article 3.4
    of          Serial     of     Specification  Exhibit  Aircraft     Special   Aircraft
Advance Payment
Delivery        Number  Aircraft  No.            No.      Price        Features  Basic Price
Base Price


*               TBD     One (1)   D6-38808-4     A-2      *            *         *
*
*               TBD     One (1)   D6-38808-4     A-2      *            *         *
*

*               TBD     One (1)   D6-38808-4     A-2      *            *         *
*
*               TBD     One (1)   D6-38808-4     A-2      *            *         *
*
*               TBD     One (1)   D6-38808-4     A-2      *            *         *
*
*               TBD     One (1)   D6-38808-4     A-2      *            *         *
*
*               TBD     One (1)   D6-38808-4     A-2      *            *         *
*
*               TBD     One (1)   D6-38808-4     A-2      *            *         *
*
*               TBD     One (1)   D6-38808-4     A-2      *            *         *
*
*               TBD     One (1)   D6-38808-4     A-2      *            *         *
*
*               TBD     One (1)   D6-38808-4     A-2      *            *         *
*


      Note:  Aircraft Basic Prices are in *.

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                              Table 1 to

                       Purchase Agreement 1830

                  Aircraft Deliveries and Descriptions

                         Model 737-800 Aircraft


Month/Year              Quantity  Detail                  Base                   Article 3.2
Article 3.4
    of          Serial     of     Specification  Exhibit  Aircraft     Special   Aircraft
Advance Payment
Delivery        Number  Aircraft  No.            No.      Price        Features  Basic Price
Base Price

*               TBD     One (1)   D6-38808-18    A-3      *            *         *
*
*               TBD     One (1)   D6-38808-18    A-3      *            *         *
*
*               TBD     One (1)   D6-38808-18    A-3      *            *         *
*


      Note:  Aircraft Basic Prices are in *.


* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                  AIRCRAFT CONFIGURATION

                          between

                     THE BOEING COMPANY

                            and

            INTERNATIONAL LEASE FINANCE CORPORATION



          Exhibit A to Purchase Agreement Number 1830

                  AIRCRAFT CONFIGURATION

                          between

                     THE BOEING COMPANY

                            and

            INTERNATIONAL LEASE FINANCE CORPORATION



          Exhibit A-1 to Purchase Agreement Number 1830

                     AIRCRAFT CONFIGURATION

                     Dated June 27, 1995

                           relating to

                  BOEING MODEL 737-600 AIRCRAFT


     The Detail Specification is Boeing Detail Specification D6-38808-19 dated as of June 27, 1995. Such Detail
Specification will be comprised of Boeing Configuration Specification D6-38808 dated as of January 31, 1995, (which includes CFM56-7 engines operated at 18,500 pounds SLST and a Maximum Taxi Weight of 124,500 pounds) as amended to incorporate the applicable specification language to reflect the effect of the changes set forth in the Change Requests listed below, including the effects of such changes on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). Such Change Requests are set forth in Boeing Document D6-38956. As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect the effect of such changes. The Aircraft Basic Price reflects and includes all effects of such changes of price, except such Aircraft Basic Price does not include the price effects of Change Requests changing Buyer Furnished Equipment to Seller Purchased Equipment.

                                                          *
CR / TITLE                                               PRICE
================================================   ===========

0110CG3020                                                  *
MODEL 737-600 AIRPLANE

0252CG3030                                                  *
CARGO COMPARTMENT PLACARDS - POUNDS AND
KILOGRAMS PER SQUARE FOOT

0252CG3031                                                  *
FLIGHT MANUAL AND OPERATIONS MANUAL - UNITS
OF POUNDS, DEGREE CELSIUS AND DEGREE
FAHRENHEIT

1110CG3289                                                  *
ENGINE WARNING STRIPES AND DECALS -
FUSELAGE LOCATIONS

1110CH3317                                                  *
EXTERIOR DECORATIVE FINISH - CROWN METRO
HIGH SOLIDS IN LIEU OF DESOTO 1000

11130CH3063                                                 *
SFE OWNERSHIP PLACARD INSTALLATION IN LEFT
HAND ENTRY DOOR SILL

1130CH3064                                                  *
OWNER'S NAMEPLATES - FLIGHT COMPARTMENT AND
ENGINES

2130CG3039                                                  *
600 FPM CABIN PRESSURE ASCENT RATE

2130CG3040                                                  *
350 FPM CABIN PRESSURE DESCENT RATE

2160CG3018                                                  *
CABIN TEMPERATURE INDICATOR - DEGREES
FAHRENHEIT

2210CG3209                                                  *
DIGITAL FLIGHT CONTROL SYSTEM (DFCS) - PUSH
BUTTON AUTOPILOT ENGAGE MODE CONTROL PANEL

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2312CH3309                                                  *
DUAL VHF COMMUNICATIONS SYSTEM -
INSTALLATION - BFE ROCKWELL INTERNATIONAL
CORP WITH GABLES CONTROL PANELS

2350CG3158                                                  *
CONTROL WHEEL INTERPHONE SWITCH - FAA
CONFIGURATION

2350CH3171                                                  *
AUDIO SELECTOR PANEL - INSTALLATION - P/N
10-62090-61 (2 VHF, 2HF)

2511CG3055                                                  *
ADJUSTABLE HEADRESTS CAPTAIN AND FIRST
OFFICER CREW SEATS - ADDITION

2511CG3065                                                  *
FIRST OBSERVER SEAT INSTALLATION - INERTIA
TYPE HARNESS

2841CG3090                                                  *
FUEL QUANTITY INDICATION - POUNDS

2841CG3095                                                  *
FUEL QUANTITY INDICATORS ON RIGHT WING
FUELING PANEL

2844CG3040                                                  *
MEASURING STICK CONVERSION TABLES - POUNDS

3131CG3673                                                  *
ACCELEROMETER - INSTALLATION - BFE
ALLIEDSIGNAL INC

3131CG3692                                                  *
SOLID STATE DIGITAL FLIGHT DATA RECORDER -
INSTALLATION - BFE ALLIEDSIGNAL INC - 128
WPS

3131CH3744                                                  *
DIGITAL FLIGHT DATA ACQUISITION UNIT
(DFDAU) - INSTALLATION - BFE TELEDYNE

3162CG3013                                                  *
EFIS/MAP DISPLAY FORMAT

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3162CG3015                                                  *
FLIGHT DIRECTOR COMMAND DISPLAY - SPLIT
AXIS

3162CG3020                                                  *
RADIO ALTITUDE - ABOVE ADI

3162CG3022                                                  *
RISING RUNWAY DISPLAY

3162CG3025                                                  *
RADIO ALTITUDE HEIGHT ALERT DISPLAY - 2500
FEET

3162CG3027                                                  *
ATTITUDE COMPARATOR - FLASHING

3162CG3029                                                  *
LOCALIZER BACKCOURSE POLARITY - REVERSAL

3162CG3032                                                  *
MAP MODE ORIENTATION - TRACK UP

3162CG3036                                                  *
AUTOTUNED NAVAIDS - DISPLAYED

3162CG3038                                                  *
MANUALLY TUNED VOR SELECTED COURSE LINES -
DISPLAYED

3162CG3042                                                  *
POSITION DIFFERENCE - AUTOMATIC DISPLAY

3162CG3045                                                  *
WEATHER RADAR RANGE INDICATORS - RANGE
MARKS

3162CG3050                                                  *
TCAS TRAFFIC ON MAP

3162CG3052                                                  *
TCAS RESOLUTION ADVISORY ON ADI

3162CG3056                                                  *
ANALOG FAILURE FLAGS - NOT DISPLAYED

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3240CG3226                                                  *
NOSE AND MAIN LANDING GEAR WHEELS AND
BRAKES - INSTALLATION - ALLIEDSIGNAL INC
FOR 737-600, -700

3412CG3078                                                  *
AIR DATA COMPUTING - DUAL TAT PROBE

3421CG3053                                                  *
IRS MODE SELECT UNIT - INSTALLATION

3423CH3028                                                  *
STANDBY ATTITUDE INDICATOR - BFE JET
ELECTRONICS P/N TBD IN LIEU OF EXISTING SFE
SEXTANT P/N TBD

3431CG3050                                                  *
ILS - INSTALLATION - BFE ROCKWELL
INTERNATIONAL CORP

3433CH3066                                                  *
LOW RANGE RADIO ALTIMETER (LRRA) -
INSTALLATION - BFE ROCKWELL INTERNATIONAL
CORP

3443CG3161                                                  *
WEATHER RADAR - INSTALLATION - BFE ROCKWELL
INTERNATIONAL CORP WITH TURBULENCE MODE

3445CG3166                                                  *
TCAS II - INSTALLATION - BFE ROCKWELL
INTERNATIONAL CORP/GABLES ENGINEERING
INC/HONEYWELL INC

3446CG3120                                                  *
ACTIVATION OF DESCENT BELOW MINIMUMS (MODE
6) FEATURE - GROUND PROXIMITY WARNING
SYSTEM

3451CG3006                                                  *
VOR/MARKER BEACON - INSTALLATION - BFE
ROCKWELL INTERNATIONAL CORP

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3455CG3119                                                  *
DISTANCE MEASURING EQUIPMENT (DME) -
INSTALLATION - BFE ROCKWELL INTERNATIONAL
CORP (SCANNING)

3457CG3106                                                  *
AUTOMATIC DIRECTION FINDER (ADF) -
INSTALLATION - BFE ROCKWELL INTERNATIONAL
CORP

3461CG3403                                                  *
BUYER FURNISHED NAVIGATION DATA BASE

3461CG3424                                                  *
FMC FLIGHT NUMBER ENTRY

3461CG3425                                                  *
FMC TEMPERATURE SELECTION - DEGREES F
DEFAULT

3461CG3433                                                  *
FMS BUILT-IN TEST EQUIPMENT PRINTER
RECEPTACLE

3461CG3464                                                  *
FLIGHT MANAGEMENT COMPUTER SYSTEM - CONTROL
DISPLAY UNIT (CDU) INSTALLATION

3461CH3505                                                  *
FLIGHT MANAGEMENT SYSTEM (FMS) - BFE
TELEDYNE CONTROLS AIRBORNE DATA LOADER -
FMC, DEU, DFDAU, ACARS

3461CH3507                                                  *
FMC - INSTALLATION OF A 4 MCU, UPDATE 10,
256K NAVIGATION DATA BASE FMC

3500CG3018                                                  *
OXYGEN SYSTEM - ALL TUBING AND FITTINGS -
STAINLESS STEEL

3510CG3096                                                  *
CREW OXYGEN CYLINDER - 39 CUBIC FEET

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3510CG3102                                                  *
CREW OXYGEN SYSTEM - CAPTAIN, FIRST
 OFFICER, AND FIRST OBSERVER - BFE OXYGEN
 MASK AND BFE SMOKE GOGGLES

5320CG3026                                                  *
FIVE POUND ALUMINUM UNDERSEAT FLOOR PANELS
FOR 737-700

7200CG3253                                                  *
AIRPLANE PERFORMANCE: CFM56-7 ENGINES WITH
OPERATIONAL THRUST OF 18,500 LBS. FOR
737-600

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                     AIRCRAFT CONFIGURATION

                             between

                       THE BOEING COMPANY

                               and

              INTERNATIONAL LEASE FINANCE CORPORATION



           Exhibit A-2 to Purchase Agreement Number 1830

                      AIRCRAFT CONFIGURATION

                       Dated June 27, 1995

                           relating to

                   BOEING MODEL 737-700 AIRCRAFT


     The Detail Specification is Boeing Detail Specification D6-38808-4 dated as of June 27, 1995. Such Detail Specification will be comprised of Boeing Configuration Specification D6-38808 dated as of January 31, 1995, (which includes CFM56-7 engines operated at 20,000 pounds SLST and a Maximum Taxi Weight of 133,500 pounds) as amended to incorporate the applicable specification language to reflect the effect of the changes set forth in the Change Requests listed below, including the effects of such changes on Manufacturer's Empty Weight (MEW) and Operating Empty Weight
(OEW). Such Change Requests are set forth in Boeing Document D6-38957. As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect the effect of such changes. The Aircraft Basic Price reflects and includes all effects of such changes of price, except such Aircraft Basic Price does not include the price effects of Change Requests changing Buyer Furnished Equipment to Seller Purchased Equipment.

                                                          *
CR  /  TITLE                                             PRICE
================================================    ==========

0110CG3021                                                  *
MODEL 737-700 AIRPLANE

0252CG3030                                                  *
CARGO COMPARTMENT PLACARDS - POUNDS AND
KILOGRAMS PER SQUARE FOOT

0252CG3031                                                  *
FLIGHT MANUAL AND OPERATIONS MANUAL - UNITS
OF POUNDS, DEGREE CELSIUS AND DEGREE
FAHRENHEIT

1110CG3289                                                  *
ENGINE WARNING STRIPES AND DECALS -
FUSELAGE LOCATIONS

1110CH3317                                                  *
EXTERIOR DECORATIVE FINISH - CROWN METRO
HIGH SOLIDS IN LIEU OF DESOTO 1000

1130CH3063                                                  *
SFE OWNERSHIP PLACARD INSTALLATION IN LEFT
HAND ENTRY DOOR SILL

1130CH3064                                                  *
OWNER'S NAMEPLATES - FLIGHT COMPARTMENT AND
ENGINES

2130CG3039                                                  *
600 FPM CABIN PRESSURE ASCENT RATE

2130CG3040                                                  *
350 FPM CABIN PRESSURE DESCENT RATE

2160CG3018                                                  *
CABIN TEMPERATURE INDICATOR - DEGREES
FAHRENHEIT

2210CG3209                                                  *
DIGITAL FLIGHT CONTROL SYSTEM (DFCS) - PUSH
BUTTON AUTOPILOT ENGAGE MODE CONTROL PANEL

2312CH3309                                                  *
DUAL VHF COMMUNICATIONS SYSTEM -
INSTALLATION - BFE ROCKWELL INTERNATIONAL
CORP WITH GABLES CONTROL PANELS

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2350CG3158                                                  *
CONTROL WHEEL INTERPHONE SWITCH - FAA
CONFIGURATION

2350CH3171                                                  *
AUDIO SELECTOR PANEL - INSTALLATION - P/N
10-62090-61 (2 VHF, 2HF)

2450CH3116                                                  *
GALLEY POWER - FWD GALLEY AREA - 17.25 KVA

2511CG3055                                                  *
ADJUSTABLE HEADRESTS CAPTAIN AND FIRST
OFFICER CREW SEATS - ADDITION

2511CG3065                                                  *
FIRST OBSERVER SEAT INSTALLATION - INERTIA
TYPE HARNESS

2841CG3090                                                  *
FUEL QUANTITY INDICATION - POUNDS

2841CG3095                                                  *
FUEL QUANTITY INDICATORS ON RIGHT WING
FUELING PANEL

2844CG3040                                                  *
MEASURING STICK CONVERSION TABLES - POUNDS

3131CG3673                                                  *
ACCELEROMETER - INSTALLATION - BFE
ALLIEDSIGNAL INC

3131CG3692                                                  *
SOLID STATE DIGITAL FLIGHT DATA RECORDER -
INSTALLATION - BFE ALLIEDSIGNAL INC - 128
WPS

3131CH3744                                                  *
DIGITAL FLIGHT DATA ACQUISITION UNIT
(DFDAU) - INSTALLATION - BFE TELEDYNE

3162CG3013                                                  *
EFIS/MAP DISPLAY FORMAT

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3162CG3015                                                  *
FLIGHT DIRECTOR COMMAND DISPLAY - SPLIT
AXIS

3162CG3020                                                  *
RADIO ALTITUDE - ABOVE ADI

3162CG3022                                                  *
RISING RUNWAY DISPLAY

3162CG3025                                                  *
RADIO ALTITUDE HEIGHT ALERT DISPLAY - 2500
FEET

3162CG3027                                                  *
ATTITUDE COMPARATOR - FLASHING

3162CG3029                                                  *
LOCALIZER BACKCOURSE POLARITY - REVERSAL

3162CG3032                                                  *
MAP MODE ORIENTATION - TRACK UP

3162CG3036                                                  *
AUTOTUNED NAVAIDS - DISPLAYED

3162CG3038                                                  *
MANUALLY TUNED VOR SELECTED COURSE LINES -
DISPLAYED

3162CG3042                                                  *
POSITION DIFFERENCE - AUTOMATIC DISPLAY

3162CG3045                                                  *
WEATHER RADAR RANGE INDICATORS - RANGE
MARKS

3162CG3050                                                  *
TCAS TRAFFIC ON MAP

3162CG3052                                                  *
TCAS RESOLUTION ADVISORY ON ADI

3162CG3056                                                  *
ANALOG FAILURE FLAGS - NOT DISPLAYED

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3240CG3226                                                  *
NOSE AND MAIN LANDING GEAR WHEELS AND
BRAKES - INSTALLATION - ALLIEDSIGNAL INC
FOR 737-600, -700

3412CG3078                                                  *
AIR DATA COMPUTING - DUAL TAT PROBE

3421CG3053                                                  *
IRS MODE SELECT UNIT - INSTALLATION

3423CH3028                                                  *
STANDBY ATTITUDE INDICATOR - BFE JET
ELECTRONICS P/N TBD IN LIEU OF EXISTING SFE
SEXTANT P/N TBD

3431CG3050                                                  *
ILS - INSTALLATION - BFE ROCKWELL
INTERNATIONAL CORP

3433CH3066                                                  *
LOW RANGE RADIO ALTIMETER (LRRA) -
INSTALLATION - BFE ROCKWELL INTERNATIONAL
CORP

3443CG3161                                                  *
WEATHER RADAR - INSTALLATION - BFE ROCKWELL
INTERNATIONAL CORP WITH TURBULENCE MODE

3445CG3166                                                  *
TCAS II - INSTALLATION - BFE ROCKWELL
INTERNATIONAL CORP/GABLES ENGINEERING
INC/HONEYWELL INC

3446CG3120                                                  *
ACTIVATION OF DESCENT BELOW MINIMUMS (MODE
6) FEATURE - GROUND PROXIMITY WARNING
SYSTEM

3451CG3006                                                  *
VOR/MARKER BEACON - INSTALLATION - BFE
ROCKWELL INTERNATIONAL CORP

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3455CG3119                                                  *
DISTANCE MEASURING EQUIPMENT (DME) -
INSTALLATION - BFE ROCKWELL INTERNATIONAL
CORP (SCANNING)

3457CG3106                                                  *
AUTOMATIC DIRECTION FINDER (ADF) -
INSTALLATION - BFE ROCKWELL INTERNATIONAL
CORP

3461CG3403                                                  *
BUYER FURNISHED NAVIGATION DATA BASE

3461CG3424                                                  *
FMC FLIGHT NUMBER ENTRY

3461CG3425                                                  *
FMC TEMPERATURE SELECTION - DEGREES F
DEFAULT

3461CG3433                                                  *
FMS BUILT-IN TEST EQUIPMENT PRINTER
RECEPTACLE

3461CG3464                                                  *
FLIGHT MANAGEMENT COMPUTER SYSTEM - CONTROL
DISPLAY UNIT (CDU) INSTALLATION

3461CH3505                                                  *
FLIGHT MANAGEMENT SYSTEM (FMS) - BFE
TELEDYNE CONTROLS AIRBORNE DATA LOADER -
FMC, DEU, DFDAU, ACARS

3461CH3507                                                  *
FMC - INSTALLATION OF A 4 MCU, UPDATE 10,
256K NAVIGATION DATA BASE FMC

3500CG3018                                                  *
OXYGEN SYSTEM - ALL TUBING AND FITTINGS -
STAINLESS STEEL

3510CG3096                                                  *
CREW OXYGEN CYLINDER - 39 CUBIC FEET

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3510CG3102                                                  *
CREW OXYGEN SYSTEM - CAPTAIN, FIRST
OFFICER, AND FIRST OBSERVER - BFE OXYGEN
MASK AND BFE SMOKE GOGGLES

5320CG3026                                                  *
FIVE POUND ALUMINUM UNDERSEAT FLOOR PANELS
FOR 737-700

7200CG3254                                                  *
AIRPLANE PERFORMANCE: CFM56-7 ENGINES WITH
OPERATIONAL THRUST OF 20,000 LBS. FOR
737-700

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

            AIRCRAFT CONFIGURATION

                    between

              THE BOEING COMPANY

                      and

      INTERNATIONAL LEASE FINANCE CORPORATION



    Exhibit A-3 to Purchase Agreement Number 1830

                    AIRCRAFT CONFIGURATION

                     Dated  June 27, 1995

                         relating to

                  BOEING MODEL 737-800 AIRCRAFT


     The Detail Specification is Boeing Detail Specification D6-38808-18 dated as of June 27, 1995. Such Detail
Specification will be comprised of Boeing Configuration Specification D6-38808 dated as of January 31, 1995, (which includes CFM56-7 engines operated at 24,000 pounds SLST and a Maximum Taxi Weight of 156,000 pounds) as amended to incorporate the applicable specification language to reflect the effect of the changes set forth in the Change Requests listed below, including the effects of such changes on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). Such Change Requests are set forth in Boeing Document D6-38958. As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect the effect of such changes. The Aircraft Basic Price reflects and includes all effects of such changes of price, except such Aircraft Basic Price does not include the price effects of Change Requests changing Buyer Furnished Equipment to Seller Purchased Equipment.

                                                          *
CR/TITLE                                                 PRICE
=================================================   ==========
0110CG3022                                                  *
MODEL 737-800 AIRPLANE

0252CG3030                                                  *
CARGO COMPARTMENT PLACARDS - POUNDS AND
KILOGRAMS PER SQUARE FOOT

0252CG3031                                                  *
FLIGHT MANUAL AND OPERATIONS MANUAL - UNITS
OF POUNDS, DEGREE CELSIUS AND DEGREE
FAHRENHEIT

1110CG3289                                                  *
ENGINE WARNING STRIPES AND DECALS -
FUSELAGE LOCATIONS

1110CH3317                                                  *
EXTERIOR DECORATIVE FINISH - CROWN METRO
HIGH SOLIDS IN LIEU OF DESOTO 1000

1130CH3063                                                  *
SFE OWNERSHIP PLACARD INSTALLATION IN LEFT
HAND ENTRY DOOR SILL

1130CH3064                                                  *
OWNER'S NAMEPLATES - FLIGHT COMPARTMENT AND
ENGINES

2130CG3039                                                  *
600 FPM CABIN PRESSURE ASCENT RATE

2130CG3040                                                  *
350 FPM CABIN PRESSURE DESCENT RATE

2160CG3018                                                  *
CABIN TEMPERATURE INDICATOR - DEGREES
FAHRENHEIT

2210CG3209                                                  *
DIGITAL FLIGHT CONTROL SYSTEM (DFCS) - PUSH
BUTTON AUTOPILOT ENGAGE MODE CONTROL PANEL

2312CH3309                                                  *
DUAL VHF COMMUNICATIONS SYSTEM -
INSTALLATION - BFE ROCKWELL INTERNATIONAL
CORP WITH GABLES CONTROL PANELS

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2350CG3158                                                  *
CONTROL WHEEL INTERPHONE SWITCH - FAA
CONFIGURATION

2350CH3171                                                  *
AUDIO SELECTOR PANEL - INSTALLATION - P/N
10-62090-61 (2 VHF, 2HF)

2450CH3117                                                  *
GALLEY POWER - FWD GALLEY AREA - 17.25 KVA

2511CG3055                                                  *
ADJUSTABLE HEADRESTS CAPTAIN AND FIRST
OFFICER CREW SEATS - ADDITION

2511CG3065                                                  *
FIRST OBSERVER SEAT INSTALLATION - INERTIA
TYPE HARNESS

2841CG3090                                                  *
FUEL QUANTITY INDICATION - POUNDS

2841CG3095                                                  *
FUEL QUANTITY INDICATORS ON RIGHT WING
FUELING PANEL

2844CG3040                                                  *
MEASURING STICK CONVERSION TABLES - POUNDS

3131CG3673                                                  *
ACCELEROMETER - INSTALLATION - BFE
ALLIEDSIGNAL INC

3131CG3692                                                  *
SOLID STATE DIGITAL FLIGHT DATA RECORDER -
INSTALLATION - BFE ALLIEDSIGNAL INC - 128
WPS

3131CH3744                                                  *
DIGITAL FLIGHT DATA ACQUISITION UNIT
(DFDAU) - INSTALLATION - BFE TELEDYNE

3162CG3013                                                  *
EFIS/MAP DISPLAY FORMAT

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3162CG3015                                                  *
FLIGHT DIRECTOR COMMAND DISPLAY - SPLIT
AXIS

3162CG3020                                                  *
RADIO ALTITUDE - ABOVE ADI

3162CG3022                                                  *
RISING RUNWAY DISPLAY

3162CG3025                                                  *
RADIO ALTITUDE HEIGHT ALERT DISPLAY - 2500
FEET

3162CG3027                                                  *
ATTITUDE COMPARATOR - FLASHING

3162CG3029                                                  *
LOCALIZER BACKCOURSE POLARITY - REVERSAL

3162CG3032                                                  *
MAP MODE ORIENTATION - TRACK UP

3162CG3036                                                  *
AUTOTUNED NAVAIDS - DISPLAYED

3162CG3038                                                  *
MANUALLY TUNED VOR SELECTED COURSE LINES -
DISPLAYED

3162CG3042                                                  *
POSITION DIFFERENCE - AUTOMATIC DISPLAY

3162CG3045                                                  *
WEATHER RADAR RANGE INDICATORS - RANGE
MARKS

3162CG3050                                                  *
TCAS TRAFFIC ON MAP

3162CG3052                                                  *
TCAS RESOLUTION ADVISORY ON ADI

3162CG3056                                                  *
ANALOG FAILURE FLAGS - NOT DISPLAYED

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3240CG3228                                                  *
NOSE AND MAIN LANDING GEAR WHEELS AND
BRAKES - INSTALLATION - ALLIEDSIGNAL INC
FOR 737-800

3412CG3078                                                  *
AIR DATA COMPUTING - DUAL TAT PROBE

3421CG3053                                                  *
IRS MODE SELECT UNIT - INSTALLATION

3423CH3028                                                  *
STANDBY ATTITUDE INDICATOR - BFE JET
ELECTRONICS P/N TBD IN LIEU OF EXISTING SFE
SEXTANT P/N TBD

3431CG3050                                                  *
ILS - INSTALLATION - BFE ROCKWELL
INTERNATIONAL CORP

3433CH3066                                                  *
LOW RANGE RADIO ALTIMETER (LRRA) -
INSTALLATION - BFE ROCKWELL INTERNATIONAL
CORP

3443CG3161                                                  *
WEATHER RADAR - INSTALLATION - BFE ROCKWELL
INTERNATIONAL CORP WITH TURBULENCE MODE

3445CG3166                                                  *
TCAS II - INSTALLATION - BFE ROCKWELL
INTERNATIONAL CORP/GABLES ENGINEERING
INC/HONEYWELL INC

3446CG3120                                                  *
ACTIVATION OF DESCENT BELOW MINIMUMS (MODE
6) FEATURE - GROUND PROXIMITY WARNING
SYSTEM

3451CG3006                                                  *
VOR/MARKER BEACON - INSTALLATION - BFE
ROCKWELL INTERNATIONAL CORP

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3455CG3119                                                  *
DISTANCE MEASURING EQUIPMENT (DME) -
INSTALLATION - BFE ROCKWELL INTERNATIONAL
CORP (SCANNING)

3457CG3106                                                  *
AUTOMATIC DIRECTION FINDER (ADF) -
INSTALLATION - BFE ROCKWELL INTERNATIONAL
CORP

3461CG3403                                                  *
BUYER FURNISHED NAVIGATION DATA BASE

3461CG3424                                                  *
FMC FLIGHT NUMBER ENTRY

3461CG3425                                                  *
FMC TEMPERATURE SELECTION - DEGREES F
DEFAULT

3461CG3433                                                  *
FMS BUILT-IN TEST EQUIPMENT PRINTER
RECEPTACLE

3461CG3464                                                  *
FLIGHT MANAGEMENT COMPUTER SYSTEM - CONTROL
DISPLAY UNIT (CDU) INSTALLATION

3461CH3505                                                  *
FLIGHT MANAGEMENT SYSTEM (FMS) - BFE
TELEDYNE CONTROLS AIRBORNE DATA LOADER -
FMC, DEU, DFDAU, ACARS

3461CH3507                                                  *
FMC - INSTALLATION OF A 4 MCU, UPDATE 10,
256K NAVIGATION DATA BASE FMC

3500CG3018                                                  *
OXYGEN SYSTEM - ALL TUBING AND FITTINGS -
STAINLESS STEEL

3510CG3096                                                  *
CREW OXYGEN CYLINDER - 39 CUBIC FEET

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3510CG3102                                                  *
CREW OXYGEN SYSTEM - CAPTAIN, FIRST
OFFICER, AND FIRST OBSERVER - BFE OXYGEN
MASK AND BFE SMOKE GOGGLES

5320CG3026                                                  *
FIVE POUND ALUMINUM UNDERSEAT FLOOR PANELS
FOR 737-700

7200CG3255                                                  *
AIRPLANE PERFORMANCE: CFM56-7 ENGINES WITH
OPERATIONAL THRUST OF 24,000 LBS. FOR
737-800

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                     PRODUCT ASSURANCE DOCUMENT

                              between

                         THE BOEING COMPANY

                                and

              INTERNATIONAL LEASE FINANCE CORPORATION





            Exhibit B to Purchase Agreement Number 1830

               PRODUCT ASSURANCE DOCUMENT NO. 1830

                       Dated June 27, 1995

                           Relating to

             BOEING MODEL 737-600/-700/-800 AIRCRAFT


                      ______________________



     This Product Assurance Document is Exhibit B to and forms a part of Purchase Agreement No. 1830 between The Boeing Company (Boeing) and International Lease Finance Corporation (Buyer) relating to the purchase of Boeing Model 737-600/-700/-800 aircraft. This Product Assurance Document consists of the following parts:


     PART A    Boeing Warranty

     PART B    Warranty Repairs and Modifications by Buyer

     PART C    Boeing Service Life Policy

     PART D    Boeing Indemnity Against Patent Infringement

     PART D-1  Boeing Indemnity Against Copyright Infringement

     PART E    Supplier Warranties and Patent Indemnities

     PART F    Engine Manufacturer Warranties

     PART G    Boeing Interface Commitment

     PART H    General

                              PART A

                          BOEING WARRANTY


1.   Warranties.

     Subject to the exceptions set forth herein, Boeing warrants that, at the time of delivery, each Aircraft, including all installed systems, accessories, equipment and parts, will:

     1.1 conform to the Detail Specification, as it may be changed pursuant to this Agreement, except such portions stated to be estimates, approximations, design objectives, or design criteria, or described as not guaranteed;

     1.2 be free from defects in material and workmanship, including process of manufacture; and

     1.3  be free from defects in design, including selection of
(i) materials and (ii) process of manufacture, in view of the state of the art at the time of design.

     For purposes of this Boeing Warranty, nonconformance with the Detail Specification, defects in material or workmanship and defects in design may hereinafter be called "defects" or a "defect", and the term "system", "accessory", "equipment" or "part" may hereinafter be called "item" or "items."

2.   Exceptions.

     The warranties above will not apply to BFE. The warranty above covering material and workmanship and the warranty above covering design will not apply to Engines or to any other item purchased by Boeing but not manufactured to Boeing's detailed design. However, any defect in the Boeing workmanship installing such BFE, Engines or other items in an Aircraft will constitute a defect in workmanship.

3.   Survival of Warranties.

     Neither the warranty of conformance to the Detail Specification applicable to Engines and other items purchased by Boeing but not manufactured to Boeing's detailed design, nor any Performance Guarantees, will survive delivery of the Aircraft. The remaining warranties set forth herein will survive delivery of the Aircraft, subject to the limitations and conditions set forth herein.

4.   Warranty Periods and Claims.

     4.1  The warranty periods are:

          4.1.1     As to a defect in conformance to the Detail
Specification, 36 months after delivery of each Aircraft, and

          4.1.2 As to a defect in material, workmanship or design in any item, 36 months after delivery of each Aircraft in which such item was initially installed.

     4.2 Boeing's Product Assurance Regional Manager at Renton, Washington must receive the warranty claim in writing at the earliest practicable time after the defect becomes apparent but in no event later than 90 days after expiration of the applicable warranty period.

     4.3 Such warranty claim must include the data set forth below and, if requested by Boeing, reasonable evidence that the claimed defect did not result from any act or omission of Buyer.

          4.3.1 Identity of the item or Aircraft involved, including Boeing part number, serial number if applicable, nomenclature and the quantity claimed to be defective;

          4.3.2 Identity of the Aircraft on which the claimed item was installed as original equipment;

          4.3.3 Date the claimed defect became apparent which will be the date such defect was discovered by Buyer or the warranty date set forth in a Boeing service bulletin or service letter, whichever date occurs first; and

          4.3.4     Description of the claimed defect and
circumstances, including Boeing service bulletin or Boeing service letter number if claim involves a service bulletin or letter.

     4.4 Upon completion of Boeing's warranty claim investigation, including examination of any item or Aircraft returned to Boeing, Boeing will provide a written disposition of its warranty claim findings to Buyer. In the event Boeing must reject Buyer's warranty claim, Boeing will provide reasonable substantiation of such rejection in its disposition.

5.   Remedies.

     Buyer's remedies under this Boeing Warranty are as follows:

     5.1 As to a defect in conformance to the Detail Specification, the correction at Boeing's expense of such defect; provided, however, that Boeing will not be obligated to correct any defect that Boeing and Buyer agree has no material adverse effect on the maintenance, use or operation of the Aircraft. The warranty period for the corrected item will be the unexpired warranty period for the defective item.

     5.2 As to a defect in material or workmanship, (i) the repair at Boeing's expense of such defect or, (ii) the replacement of such item with a similar item free from defect or, if applicable, the issuance of a credit memorandum to reimburse Buyer for a spare part previously purchased from Boeing as the replacement for such defective item. The warranty period for either correction will be the unexpired warranty period for the defective item.

     5.3 As to a defect in design, the correction at Boeing's expense of such defect. The warranty period for such correction is 18 months from receipt by Buyer of corrective material or the end of the original design warranty period for the defective item, whichever is later.

     5.4 Boeing will issue a credit memorandum to reimburse Buyer at the Warranty Labor Rate for the direct labor hours required for removal from the Aircraft of a defective item and the reinstallation in the Aircraft of the corrected item.

6.   Returned Items.

     Unless otherwise provided in this Agreement, the Aircraft or item claimed to be defective must be returned to Boeing as soon as practicable. Buyer may also provide specific technical repair or correction instructions with such return. The absence of such instructions will evidence Buyer's authorization for Boeing to proceed using Boeing information and data. The following criteria will apply with respect to return of Aircraft or items to Boeing:

     6.1  As to Aircraft:

          6.1.1     An Aircraft may be returned only if

               6.1.1.1 substantially all the work to be performed by Boeing is covered by this Boeing Warranty, and

               6.1.1.2  Buyer does not have the capability to
perform, nor is it practical for Boeing personnel to perform, the warranty work away from Boeing's facilities.

          6.1.2 All warranty work will be performed at Boeing's expense, with reasonable efforts to minimize Aircraft out-of-service time. In addition, Boeing will reimburse Buyer by issuing a credit memorandum for the cost of fuel, oil and landing fees incurred in ferrying the Aircraft to Boeing's facilities and in ferrying the Aircraft back to Buyer's facilities. Buyer will minimize the length of both ferry flights.

          6.1.3 Any nonwarranty work performed by Boeing will be paid for by Buyer at Boeing's then-standard rates.

          6.1.4     A separate agreement based on Boeing's
then-standard form will be entered into to cover the return of and work on such Aircraft.

     6.2  As to any system, accessory, equipment or part:

          6.2.1 All warranty work will be performed at Boeing's expense, with reasonable efforts to minimize item out-of-service time for items returned.

          6.2.2 Boeing's turnaround-time objectives for repair or replacement are: 10 working days for avionic and electronic items and 30 working days for other items when corrected at Boeing's facilities, or 40 working days when corrected at the facilities of a Boeing subcontractor. Turnaround time starts the date Boeing receives the returned item, together with Buyer's warranty claim describing the work, and ends the date of shipment by Boeing of such item. If a turnaround-time objective is not achieved and a resultant critical parts shortage is experienced by Buyer, and Buyer has procured spare parts for such item in accordance with the Boeing Recommended Spare Parts List, Boeing will, upon request from Buyer, either:

               6.2.2.1 expedite repair or replacement of the item or

               6.2.2.2 provide a similar item on a no-charge loan or no-charge lease basis until the repaired or replaced item is provided to Buyer.

          6.2.3 The freight charge for shipment to Boeing of any item will be paid by Buyer; however, Boeing will reimburse Buyer by issuing a credit memorandum for such charge for any item determined to be defective under this Boeing Warranty. The freight charge for the return shipment to Buyer of any such defective item which has been repaired, replaced or corrected pursuant to this Boeing Warranty will be paid by Boeing.

     6.3 Title to and risk of loss of any Aircraft or item returned to Boeing will at all times remain with Buyer and/or any other owner of such Aircraft or item, except that at the time Boeing ships a replacement item to Buyer, title to and risk of loss
(i) for the returned item will pass to Boeing and (ii) for the replacement item will pass to Buyer. While Boeing has care, custody and control of an Aircraft or item, Boeing will have only such liabilities as a bailee for mutual benefit would have, but will not be liable for loss of use.

7.   Nonrepairable Items.

     Buyer may scrap any defective nonrepairable item having a then-current Boeing spare part selling price of $2,000 or less and make a claim for a replacement item. For a defective nonrepairable item having a then-current Boeing spare part selling price greater than $2,000, an authorized Boeing representative must confirm the nonrepairability of any such item. Buyer's claim for an item with a spare part selling price exceeding $2,000 must include such confirmation.

8.   Reimbursement for Certain Inspection Labor Costs.

     8.1 In addition to the remedies set forth in this Boeing Warranty, Boeing will reimburse Buyer by issuing a credit memorandum at the Warranty Labor Rate for the direct labor hours expended by Buyer in performing inspections of the Aircraft to determine whether or not a covered defect exists in any system, accessory, equipment or part manufactured to Boeing's detailed design, provided that:

          8.1.1 such inspections are recommended by a Boeing service bulletin or service letter issued by Boeing within 36 months after delivery of such Aircraft, and

          8.1.2 such reimbursement will not apply to any inspections performed as an alternative to accomplishing corrective action when such corrective action is available to Buyer at the time such inspections are performed.

     8.2 If a covered defect is determined to exist as a result of the foregoing inspections, the remedies under this Boeing warranty will apply to Aircraft in warranty as of the warranty date set forth in the applicable Boeing service bulletin or service letter or the date the defect was discovered by Buyer, whichever date occurs first.

9.   Wear and Tear.

     Normal wear and tear and the need for regular maintenance and overhaul will not constitute a defect.

10.  Disclaimer and Release; Exclusion of Liabilities.

     This Part A and the rights and remedies of Buyer and obligations of Boeing herein are subject to the Disclaimer and Release and Exclusion of Consequential and Other Damages provisions of Article 12 of this Agreement.

11.  Buyer's Indemnification of Boeing.

     The provisions of Part E, "Buyer's Indemnification of Boeing and Insurance" of Exhibit C, will apply to all warranty work performed by Boeing hereunder in accordance with Buyer's specific technical repair or correction instructions, to the extent any legal liability of Boeing is based upon the content of such instructions.

                            PART B

          WARRANTY REPAIRS AND MODIFICATIONS BY BUYER


1.   General.

     To expedite the return to service of any defective Aircraft or systems, accessories, equipment and parts (items) that Boeing is obligated to correct under the Boeing Warranty, repairs and modifications may, at Buyer's option, be performed by Buyer (work) and charged to Boeing, subject to the following:

2.   Scope.

     This option applies only to items manufactured to Boeing's detailed design. The warranty and notice periods and all other conditions and limitations applicable to the Boeing Warranty apply to this option.

3.   Repairs and Modifications.

     All work will be performed in accordance with Boeing's written instructions, using parts and materials as may be furnished by Boeing and/or Boeing approved parts and materials as may be furnished by Buyer.

4.   Claims for Reimbursement.

     Buyer's claim for reimbursement must be submitted in writing to Boeing promptly after completion of the work. Such claim must include the data set forth in paragraph 4.3 of Part A of this Exhibit B and the following:

     4.1  Description of the work performed by Buyer;

     4.2  Date work was completed by Buyer;

     4.3 Itemized account of the direct labor hours expended in performing the work; and

     4.4 Itemized account of the direct materials incorporated in the work.

5.   Reimbursement.

     Upon approval of Buyer's claim for reimbursement, Boeing will reimburse Buyer by issuing a credit memorandum as follows:

     5.1  Direct Labor.

          At the Warranty Labor Rate specified herein for labor hours expended by Buyer's direct labor employees in performing the work, including removal, disassembly, inspection, bench testing, reassembly, final inspection, and reinstallation, but not to exceed Boeing's estimate of required labor hours, and excluding time for overhaul.

     5.2  Direct Materials.

          At the invoice cost to Buyer for all direct materials incorporated in the work, excluding (i) materials used for overhaul, (ii) materials furnished by Boeing at no charge, (iii) materials which exceed Boeing's estimate of required materials, and
(iv) allowances for handling, overhead, taxes, customs duties and the like.

     5.3  Warranty Labor Rate.

          The Warranty Labor Rate is $40.00 per hour or 150% of Buyer's average direct hourly labor rate, whichever is greater. For this purpose, "average direct hourly labor rate" is defined as the average hourly rate (excluding all fringe benefits, premium-time allowances, social charges, business taxes and the like) paid by Buyer to Buyer's employees whose jobs are directly related to the performance of the work. Prior to or concurrently with submittal of Buyer's first claim for labor reimbursement, Buyer will notify Boeing of Buyer's then-current average direct hourly labor rate, and thereafter notify Boeing of any material change in such rate. Boeing may require data from Buyer to substantiate such rates.

     5.4  Limitation.

          The total reimbursement with respect to the direct labor and direct materials incorporated in the work, will not exceed 65% of Boeing's then-current sales price for the item unless a greater percentage is established for a particular item by written agreement between Boeing and Buyer.

All claims for reimbursement will be subject to audit by Boeing.
Boeing will promptly notify Buyer of Boeing's disposition of each claim submitted hereunder.

6.   Replaced Parts.

     If component parts of any assembly are replaced by Buyer, the replaced parts will be tagged with the assembly part number, the serial number and the warranty claim number and retained for a period of 60 days following the date of submittal of Buyer's claim, so as to be made available for Boeing's inspection. Such parts may be scrapped after such 60-day period.

                                PART C

                      BOEING SERVICE LIFE POLICY


1.   Definitions.

     1.1 "Airframe Component" means any of the primary structural elements of the wing, fuselage, or vertical or horizontal stabilizer set forth in Attachment A hereto and installed in an Aircraft at the time of delivery.

     1.2 "Landing Gear Component" means any of the primary structural elements of the landing gear set forth in Attachment A and installed in an Aircraft at the time of delivery.

     1.3 "Spare Component" means any component set forth in Attachment A that was furnished to Buyer pursuant to this Policy or purchased by Buyer from Boeing as a spare part.

     1.4  "Covered Component" means an Airframe Component, a
Landing Gear Component or a Spare Component.

     1.5  "Failure" means any breakage or defect in a Covered
Component.

     1.6 "Failed Component" means a Covered Component in which a Failure has occurred.

2.   Service Life Policy.

     If a Failure occurs in any Covered Component within the following periods, Boeing will promptly, at a price calculated pursuant to this Policy, either (i) design and furnish to Buyer materials required to correct the Failed Component (excluding industry standard parts) or (ii) furnish to Buyer a replacement Covered Component:

     2.1 As to any Airframe Component or Landing Gear Component, within 12 years after delivery of the Aircraft in which such component was initially installed; or

     2.2 As to any Spare Component, within 12 years after delivery of such Spare Component, or within 12 years after delivery by Boeing of the last new Model 737 aircraft to Buyer, whichever first expires.

3.   Price.

     The price that Buyer will pay for the correction or replacement of a Failed Component will be calculated pursuant to the following formula:

          P =  CT
               ---
               144

     where:

     P =  price to Buyer

     C = Boeing spare parts sales price at time of correction or replacement

     T = total age in months of the Failed Component from the date of delivery to Buyer to the date of Failure.

4.   Conditions and Limitations.

     Boeing's obligations under this Policy are conditioned upon the following:

     4.1 Buyer must notify Boeing of the Failure within three months after it becomes apparent to Buyer.

     4.2 Buyer must provide reasonable evidence that the claimed Failure is covered by this Policy and if requested by Boeing, that such Failure was not the result of (i) the breakage of or a defect in a component not covered by this Policy, (ii) an extrinsic force,
(iii) an act or omission of Buyer, or (iv) operation or maintenance contrary to applicable regulations or Boeing's instructions.

     4.3 If return of a Failed Component is practicable and requested by Boeing, Buyer will return such Failed Component to Boeing at Boeing's expense.

     4.4 Buyer's rights and remedies under this Policy are limited to the receipt of corrective materials or replacement components at prices calculated in accordance with this Policy.

5.   Disclaimer and Release; Exclusion of Liabilities.

     This Part C and the rights and remedies of Buyer and the obligations of Boeing herein are subject to the Disclaimer and Release and Exclusion of Consequential and Other Damages provisions of Article 12 of this Agreement.

Attachment A to
Part C

               COVERED AIRFRAME AND LANDING GEAR COMPONENTS


1.   Wing.

     (a) Upper and lower skins and stiffeners between the forward and rear wing spars.

     (b) Wing spar webs, chords and stiffeners, including center section spanwise beams.

     (c)  Inspar wing ribs.

     (d)  Inspar splice plates and fittings.

     (e)  Main landing gear support structure.

     (f) Wing center section floor beams, lower beams and spanwise beams, but not the seat tracks attached to floor beams.

     (g) Engine strut support fittings attached directly to wing primary structure.

     (h)  Wing-to-body structural attachments.

     (i) Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps.

     (j)  Trailing edge flap tracks and carriages.

     (k) Aileron, leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.

2.   Body.

     (a) External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

     (b) Window and windshield structure but excluding the windows and windshields.

     (c) Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

     (d) Nose wheel well structure, including the wheel well walls, pressure deck, bulkheads, and gear support structure.

     (e) Main gear wheel well structure including pressure deck and landing gear beam support structure.

     (f) Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

     (g)  Forward and aft pressure bulkheads.

     (h) Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead including splices.

     (i) Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, decorative panels and related installation and connecting devices.

     (j) Support structure in the body for the stabilizer pivot and stabilizer screw.

3.   Vertical Stabilizer.

     (a)  External skins between front and rear spars.

     (b) Front, rear and auxiliary spar chords, webs and stiffeners and attachment fittings.

     (c)  Inspar ribs.

     (d)  Rudder hinges and supporting ribs, excluding bearings.

     (e) Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.

     (f) Rudder internal, fixed attachment and actuator support structure.

4.   Horizontal Stabilizer.

     (a)  External skins between front and rear spars.

     (b)  Front and rear spar chords, webs and stiffeners.

     (c)  Inspar ribs.

     (d) Stabilizer center section including hinge and screw support structure.

     (e) Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

     (f) Elevator internal, fixed attachment and actuator support structure.

5.   Engine Strut.

     (a)  Strut external surface skin and doublers and stiffeners.

     (b)  Internal strut chords, frames and bulkheads.

     (c)  Strut to wing fittings and diagonal brace.

     (d) Engine mount support fittings attached directly to strut structure and including the engine-mounted support fittings.

6.   Main Landing Gear.

     (a)  Outer cylinder.

     (b)  Inner cylinder, including axles.

     (c) Upper and lower side struts, including spindles, universals and reaction links.

     (d)  Drag strut.

     (e)  Bell crank.

     (f)  Orifice support tube.

     (g)  Trunnion link.

     (h)  Downlock links including spindles and universals.

     (i)  Torsion links.

     (j)  Actuator beam, support link and beam arm.

7.   Nose Landing Gear.

     (a)  Outer cylinder.

     (b)  Inner cylinder, including axles.

     (c)  Orifice support tube.

     (d)  Upper and lower drag strut, including lock links.

     (e)  Steering plates and steering collars.

     (f)  Torsion links.


NOTE:     The Service Life Policy does not cover any bearings,
bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the Covered Components.

                            PART D

          BOEING INDEMNITY AGAINST PATENT INFRINGEMENT


1.   Indemnity.

     Subject to the provisions of this Part D, Boeing will indemnify and hold harmless Buyer from and against all claims, suits, actions, liabilities, damages and costs arising out of actual or alleged infringement, by any Aircraft or any system, accessory, equipment or part (item) installed thereon at the time of Aircraft delivery, of any patent issued under the laws of any country in which Buyer lawfully operates the Aircraft (Country).

2.   Exceptions.

     2.1 This indemnity will not apply unless, from the time of design of the allegedly infringing Aircraft or item until the resolution of the infringement claim, the Country and flag country of the Aircraft: (i) are fully bound by the Chicago Convention on International Civil Aviation of December 7, 1944, and are fully entitled to all benefits of Article 27 thereof, or (ii) have been parties to the International Convention for the Protection of Industrial Property (Paris Convention).

     2.2  This indemnity will not apply to Buyer Furnished
Equipment, Engines, any system, accessory, equipment or part that was not manufactured to Boeing's detailed design, or to any system, accessory, equipment or part manufactured to Boeing's detailed design without Boeing's authorization.

3.   Conditions and Limitations.

     Buyer's remedy and Boeing's obligations hereunder are subject to the following:

     3.1 Buyer must give Boeing written notice within 10 days after Buyer receives notice of a suit or action against Buyer alleging infringement or within 20 days after Buyer receives a written claim of infringement.

     3.2 Following receipt of such notice Boeing may conduct negotiations with any party claiming infringement and may intervene in any suit or action. Whether or not Boeing intervenes, Boeing will be entitled at any stage of the proceedings to assume or control the defense.

     3.3 Buyer will (i) promptly furnish to Boeing all data, records and assistance within Buyer's control which are material to any such claim, suit or action and (ii) (except as to amounts mandated by a judgment) obtain Boeing's prior approval to pay or assume any liabilities, damages, royalties or costs.

     3.4 Boeing's obligations and Buyer's remedies herein exclude Buyer's incidental or consequential damages and liabilities, costs, loss of revenue or loss of profit resulting from loss of use, but include, at Boeing's option, replacing the infringing item or otherwise curing any infringement on account of which use of the Aircraft by Buyer is prevented.

     3.5 Boeing's obligations and Buyer's remedies herein are exclusive and in substitution for, and Buyer hereby waives, releases and renounces, all other indemnities, obligations and liabilities of Boeing and any assignee of Boeing, and all other rights, remedies and claims, including claims for damages, direct, incidental or consequential, of Buyer against Boeing or any assignee of Boeing, express or implied, arising by law or otherwise, with respect to any actual or alleged patent infringement or the like by any Aircraft or any item installed therein.

                             PART D-1

           BOEING INDEMNITY AGAINST COPYRIGHT INFRINGEMENT


1.   Indemnity.

     Subject to the following, Boeing will indemnify Buyer with respect to claims, suits, damages and costs arising out of copyright infringement by any computer software included with the Aircraft when the Aircraft is first delivered by Boeing (Aircraft
Software).

2.   Exceptions, Limitations and Conditions.

     2.1 Boeing will have no obligation to indemnify Buyer relative to Buyer Furnished Equipment, engines, software not manufactured to Boeing's detailed design, or software manufactured to Boeing's detailed design without Boeing's written authorization.

     2.2 Boeing's obligation to indemnify Buyer is limited to infringements (a) in countries where Buyer lawfully operates the Aircraft (Countries) and (b) where, from the time of creation of the allegedly infringing software until the resolution of the infringement claim, the Countries and flag country of the Aircraft are members of The Berne Union and recognize computer software as a "work" under The Berne Convention.

     2.3 Boeing will have no obligation or liability for loss of use, revenue or profit, or for any other incidental or consequential damages.

     2.4 Boeing may, at its option, replace any infringing or allegedly infringing Aircraft Software (or item containing Aircraft Software) with a noninfringing equivalent.

     2.5 Buyer must inform Boeing in writing (a) within 10 days after Buyer receives notice of a suit or other formal action against Buyer alleging copyright infringement involving Aircraft Software and (b) within 30 days after Buyer receives any allegation or claim in the nature of copyright infringement involving Aircraft Software.

     2.6 Boeing may negotiate with any party claiming infringement and may intervene or assume control of the defense at any stage in any infringement suit or action.

     2.7 Buyer will promptly furnish to Boeing all data, records and assistance within Buyer's possession or control which may be material to any copyright infringement claim, suit or action relating to Aircraft Software.

     2.8 Other than as required by a final judgment entered by a court of competent jurisdiction, Buyer will not make any payment or commitment to pay, assume any obligation, or make any material concession relative to any copyright infringement for which Boeing may otherwise be obligated.

     2.9 The obligations of Boeing and remedies of Buyer set forth in this Part are exclusive and in substitution for, and Buyer hereby waives, releases and renounces, all other indemnities, obligations, and liabilities of Boeing and all other rights, claims and remedies of Buyer against Boeing, express or implied, arising by law or otherwise, with respect to any actual or alleged copyright infringement or the like by any Aircraft or any item included in any Aircraft.

                              PART E

            SUPPLIER WARRANTIES AND PATENT INDEMNITIES


1.   Supplier Warranties and Supplier Patent Indemnities.

     Boeing will use diligent efforts to obtain adequate warranties and indemnities against patent infringement enforceable by Buyer from manufacturers (Suppliers) of systems, accessories, equipment or parts installed on the Aircraft at the time of delivery that were selected and purchased by Boeing, but not manufactured to Boeing's detailed design. Boeing will furnish copies of such warranties and patent indemnities to Buyer prior to delivery of the first Aircraft.

2.   Boeing Assistance in Administration of Supplier Warranties.

     Buyer will be responsible for submitting warranty claims directly to Suppliers; however, if Buyer experiences problems enforcing any Supplier warranty obtained by Boeing for Buyer, Boeing will conduct an investigation of such problems and assist Buyer in the resolution of such claims.

3.   Boeing Support in Event of Supplier Default.

     3.1 If any Supplier defaults in the performance of a material obligation under a design, material or workmanship warranty obtained by Boeing for Buyer, and Buyer provides evidence to Boeing that such default has occurred, then the equivalent warranty and related provisions set forth in this Product Assurance Document will apply to the claimed defect.

     3.2 At Boeing's request, Buyer will assign to Boeing, and Boeing will be subrogated to, Buyer's rights against the manufacturer providing such Supplier warranty.

                              PART F

                   ENGINE MANUFACTURER'S WARRANTY
                      AND PRODUCT SUPPORT PLAN


     Boeing has obtained from CFM International, Inc. (CFMI) the right to extend to Buyer the provisions of CFMI's warranty as set forth below (herein referred to as the "Warranty"); subject, however, to Buyer's acceptance of the conditions set forth herein. Accordingly, Boeing hereby extends to Buyer and Buyer hereby accepts the provisions of CFMI's Warranty as hereinafter set forth, and such Warranty shall apply to all CFM56-7 type Engines (including all Modules and Parts thereof) installed in the Aircraft at the time of delivery or purchased from Boeing by Buyer for support of the Aircraft except that, if Buyer and CFMI or CFM International, S.A. have executed, or hereafter execute, a General Terms Agreement, then the terms of that Agreement shall be substituted for and supersede the provisions of Paragraphs 1 through 10 below and Paragraphs 1 through 10 below shall be of no force or effect and neither Boeing nor CFMI shall have any obligation arising therefrom. In consideration for Boeing's extension of the CFMI Warranty to Buyer, Buyer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such CFM56-7 type Engines and Buyer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities. In addition, Buyer hereby releases and discharges CFMI from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such CFM56-7 type Engines except as otherwise expressly assumed by CFMI or CFM International, S.A. in such CFMI Warranty or General Terms Agreement between Buyer and CFMI or CFM International, S.A. and Buyer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities.

                 CFMI INTERNATIONAL INC. WARRANTY


1.   Title.

     CFM International, Inc. (CFMI) warrants that at the date of delivery, CFMI has legal title to and good and lawful right to sell its CFM56-7 type Engine and Products and furthermore warrants that such title is free and clear of all claims, liens and encumbrances of any nature whatsoever.

2.   Patents.

     a. CFMI shall handle all claims and defend any suit or proceeding brought against Buyer insofar as based on a claim that any product or part furnished under this Agreement constitutes an infringement of any patent of the United States, and shall pay all damages and costs awarded therein against Buyer. This paragraph shall not apply to any product or any part manufactured to Buyer's design or to the aircraft manufacturer's design. As to such product or part, CFMI assumes no liability for patent infringement.

     b. CFMI's liability hereunder is conditioned upon Buyer promptly notifying CFMI in writing and giving CFMI authority, information and assistance (at CFMI's expense) for the defense of any suit. In case said equipment or part is held in such suit to constitute infringement and the use of said equipment or part is enjoined, CFMI shall expeditiously, at its own expense and at its option, either (i) procure for Buyer the rights to continue using said product or part; (ii) replace the same with a satisfactory and noninfringing product or part; or (iii) modify the same so it becomes satisfactory and noninfringing. The foregoing shall constitute the sole remedy of Buyer and the sole liability of CFMI for patent infringement.

     c. The above provisions also apply to products which are the same as those covered by this Agreement and are delivered to Buyer as part of the installed equipment on CFM56-7 powered Aircraft.

3.   Initial Warranty.

     CFMI warrants that CFM56-7 Engine products will conform to CFMI's applicable specifications and will be free from defects in material and workmanship prior to Buyer's initial use of such products.

4.   Warranty Pass-On.

     a. If requested by Buyer and agreed to by CFMI in writing, CFMI will extend warranty support for Engines sold by Buyer to commercial airline operators, or to other aircraft operators. Such warranty support will be limited to the New Engine Warranty, New Parts Warranty, Ultimate Life Warranty and Campaign Change Warranty and will require such operator(s) to agree in writing to be bound by and comply with all the terms and conditions, including the limitations, applicable to such warranties.

     b. Any warranties set forth herein shall not be transferable to a third party, merging company or an acquiring entity of Buyer.

     c. In the event Buyer is merged with, or acquired by, another aircraft operator which has a general terms agreement with CFMI, the Warranties as set forth herein shall apply to the Engines, Modules, and Parts.

5.   New Engine Warranty.

     a. CFMI warrants each new Engine and Module against Failure for the initial 3000 Flight Hours as follows:

          (i) Parts Credit Allowance will be granted for any Failed Parts.

          (ii) Labor Allowance for disassembly, reassembly, test and Parts repair of any new Engine Part will be granted for replacement of Failed Parts.

          (iii)     Such Parts Credit Allowance, test and Labor
Allowance will be: 100% from new to 2500 Flight Hours and decreasing pro rata from 100% at 2500 Flight Hours to zero percent at 3000 Flight Hours.

     b. As an alternative to the above allowances, CFMI shall, upon request of Buyer:

          (i) Arrange to have the failed Engines and Modules repaired, as appropriate, at a facility designated by CFMI at no charge to Buyer for the first 2500 Flight Hours and at a charge to Buyer increasing pro rata from zero percent of CFMI's repair cost at 2500 Flight Hours to 100% of such CFMI repair costs at 3000 Flight Hours.

          (ii) Transportation to and from the designated facility shall be at Buyer's expense.

6.   New Parts Warranty.

     In addition to the warranty granted for new Engines and new
Modules, CFMI warrants Engine and Module Parts as follows:

     a. During the first 1000 Flight Hours for such Parts and Expendable Parts, CFMI will grant 100% Parts Credit Allowance or
Labor Allowance for repair labor for failed Parts.

     b. CFMI will grant a pro rata Parts Credit Allowance for Scrapped Parts decreasing from 100% at 1000 Flight Hours Part Time to zero percent at the applicable hours designated in Table 1.

7.   Ultimate Life Warranty.

     a.   CFMI warrants Ultimate Life limits on the following
Parts:

          (i)    Fan and Compressor Disks/Drums
          (ii)   Fan and Compressor Shafts
          (iii)  Compressor Discharge Pressure Seal (CDP)
          (iv)   Turbine Disks
          (v)    HPT Forward and Stub Shaft
          (vi)   LPT Driving Cone
          (vii)  LPT Shaft and Stub Shaft

     b. CFMI will grant a pro rata Parts Credit Allowance decreasing from 100% when new to zero percent at 25,000 Flight Hours or 15,000 Flight Cycles, whichever comes earlier. Credit will be granted only when such Parts are permanently removed from service by a CFMI or a U.S. and/or French Government imposed Ultimate Life limitation of less than 25,000 Flight Hours or 15,000 Flight Cycles.

8.   Campaign Change Warranty.

     a. A campaign change will be declared by CFMI when a new Part design introduction, Part modification, Part Inspection, or premature replacement of an Engine or Module is required by a mandatory time compliance CFMI Service Bulletin or FAA Airworthiness Directive. Campaign change may also be declared for CFMI Service Bulletins requesting new
Part introduction no later than the next Engine or Module shop visit. CFMI will grant following Parts Credit Allowances:

          Engines and Modules

          (i) 100% for Parts in inventory or removed from service when new or with 2500 Flight Hours or less total Part Time.

          (ii) 50% for Parts in inventory or removed from service with over 2500 Flight Hours since new, regardless of warranty status.

     b. Labor Allowance - CFMI will grant 100% Labor Allowance for disassembly, reassembly, modification, testing, or Inspection of CFMI supplied Engines, Modules, or Parts therefor when such action is required to comply with a mandatory time compliance CFMI Service Bulletin or FAA Airworthiness Directive. A Labor Allowance will be granted by CFMI for other CFMI issued Service Bulletins if so specified in such Service Bulletins.

     c. Life Controlled Rotating Parts retired by Ultimate Life limits including FAA and/or DGAC Airworthiness Directive, are excluded from Campaign Change Warranty.

9.   Limitations.

     THE PROVISIONS SET FORTH HEREIN ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES WHETHER WRITTEN, ORAL OR IMPLIED. THERE ARE NO IMPLIED WARRANTIES OF FITNESS OR MERCHANTABILITY. SAID PROVISIONS SET FORTH THE MAXIMUM LIABILITY OF CFMI WITH RESPECT TO CLAIMS OF ANY KIND, INCLUDING NEGLIGENCE, ARISING OUT OF MANUFACTURE, SALE, POSSESSION, USE OR HANDLING OF THE PRODUCTS OR PARTS THEREOF OR THEREFOR, AND IN NO EVENT SHALL CFMI'S LIABILITY TO BUYER EXCEED THE PURCHASE PRICE OF THE PRODUCT GIVING RISE TO BUYER'S CLAIM OR INCLUDE INCIDENTAL OR CONSEQUENTIAL DAMAGES.

10.  Indemnity and Contribution.

     A. IN THE EVENT BUYER ASSERTS A CLAIM AGAINST A THIRD PARTY FOR DAMAGES OF THE TYPE LIMITED OR EXCLUDED IN LIMITATIONS, PARAGRAPH 9. ABOVE, BUYER SHALL INDEMNIFY AND HOLD CFM HARMLESS FROM AND AGAINST ANY CLAIM BY OR LIABILITY TO SUCH THIRD PARTY FOR CONTRIBUTION OR INDEMNITY, INCLUDING COSTS AND EXPENSES (INCLUDING ATTORNEYS' FEES) INCIDENT

THERETO OR INCIDENT TO ESTABLISHING SUCCESSFULLY THE RIGHT TO
INDEMNIFICATION UNDER THIS PROVISION.  THIS INDEMNITY SHALL APPLY
WHETHER OR NOT SUCH DAMAGES WERE OCCASIONED IN WHOLE OR IN PART
BY THE FAULT OR NEGLIGENCE OF CFMI, WHETHER ACTIVE, PASSIVE OR IMPUTED.

     B. BUYER SHALL INDEMNIFY AND HOLD CFM HARMLESS FROM ANY DAMAGE, LOSS, CLAIM, AND LIABILITY OF ANY KIND (INCLUDING EXPENSES OF LITIGATION AND ATTORNEYS' FEES) FOR PHYSICAL INJURY TO OR DEATH OF ANY PERSON, OR FOR PROPERTY DAMAGE OF ANY TYPE, ARISING OUT OF THE ALLEGED DEFECTIVE NATURE OF ANY PRODUCT OR SERVICE FURNISHED UNDER THIS AGREEMENT, TO THE EXTENT THAT THE PAYMENTS MADE OR REQUIRED TO BE MADE BY CFMI EXCEED ITS ALLOCATED SHARE OF THE TOTAL FAULT OR LEGAL RESPONSIBILITY OF ALL PERSONS ALLEGED TO HAVE CAUSED SUCH DAMAGE, LOSS, CLAIM, OR LIABILITY BECAUSE OF A LIMITATION OF LIABILITY ASSERTED BY BUYER OR BECAUSE BUYER DID NOT APPEAR IN AN ACTION BROUGHT AGAINST CFM. BUYER'S OBLIGATION TO INDEMNIFY CFMI HEREUNDER SHALL BE APPLICABLE AT SUCH TIME AS CFMI IS REQUIRED TO MAKE PAYMENT PURSUANT TO A FINAL JUDGEMENT IN AN ACTION OR PROCEEDING IN WHICH CFM WAS A PARTY, PERSONALLY APPEARED, AND HAD THE OPPORTUNITY TO DEFEND ITSELF. THIS INDEMNITY SHALL APPLY WHETHER OR NOT BUYER'S LIABILITY IS OTHERWISE LIMITED.

                          TABLE 1
                     737-600/-700/-800
                 CFM56 WARRANTY PARTS LIST
                                           FLIGHT HOURS
                               2000  3000  4000  6000  8000  12000


Fan Rotor/Booster
  Blades                               X
  Disk, Drum                                                    X
  Spinner                              X

Fan Frame
  Casing                                                 X
  Hub & Struts                              X
  Fairings                                  X
  Splitter (Mid Ring)                       X
  Vanes                                X
  Engine Mount                              X

No. 1 & No. 2 Bearing Support
  Bearings                                  X
  Shaft                                                        X
  Support (Case)                            X

Inlet Gearbox & No. 3 Bearing
  Bearings                                  X
  Gear                                      X
  Case                                      X

Compressor Rotor
  Blades                               X
  Disk & Drums                                                 X
  Shaft                                                        X

Compressor Stator
  Casing                                                X
  Shrouds                              X
  Vanes                                X
  Variable Stator
   Actuating Rings                     X

Combustor Diffuser Nozzle (CDN)
  Casings                              X
  Combustor Liners                     X
  Fuel Atomizer                        X
  HPT Nozzle                           X
  HPT Nozzle Support                        X
  HPT Shroud                           X

                               TABLE 1
                          737-600/-700/-800
                      CFM56 WARRANTY PARTS LIST
                             (continued)
                                           FLIGHT HOURS
                              2000  3000  4000  6000  8000  12000

HPT Rotor
  Blades                                    X
  Disks                                                         X
  Shafts                                                        X
  Retaining Ring                      X

LP Turbine
  Casing                                          X
  Vane Assemblies                     X
  Interstage Seals                    X
  Shrouds                             X
  Disks                                                  X
  Shaft                                                        X
  Bearings                                  X
  Blades                              X

Turbine Frame
  Casing & Struts                                 X
  Hub                                       X
  Sump                                      X

Accessory & Transfer Gearboxes
  Case                                      X
  Shafts                                    X
  Gears                                     X
  Bearings                                  X

Air-Oil Seals                         X

Controls & Accessories
  Engine                        X

Condition Monitoring Equipment  X

                               PART G

                    BOEING INTERFACE COMMITMENT


1.   Interface Problems.

     If Buyer experiences technical problems in the operation of an Aircraft or its systems, the cause of which is not readily identifiable by Buyer but which Buyer believes to be attributable to the design characteristics of the Aircraft or its systems (Interface Problem), Boeing will, without additional charge to Buyer, promptly conduct an investigation and analysis to determine the cause or causes of the Interface Problem and to recommend such corrective action as may be feasible. Buyer will furnish to Boeing all data and information in Buyer's possession relevant to the Interface Problem, and will cooperate with Boeing in the conduct of investigations and tests. Boeing will promptly advise Buyer at the conclusion of its investigation of Boeing's opinion as to the causes of the Interface Problem and Boeing's recommendation as to corrective action.

2.   Boeing Responsibility.

     If Boeing determines that the Interface Problem is primarily attributable to the design of any item manufactured to Boeing's detailed design, Boeing will correct the design of such item to the extent of any then-existing obligations of Boeing under the provisions of the applicable Boeing Warranty or Boeing Service Life Policy.

3.   Manufacturer Responsibility.

     If Boeing determines that the Interface Problem is primarily attributable to the design of an item not manufactured to Boeing's detailed design, Boeing will assist Buyer in processing a warranty claim against the manufacturer of such item.

4.   Joint Responsibility.

     If Boeing determines that the Interface Problem is partially attributable to the design of an item manufactured to Boeing's detailed design and partially to the design of an item not manufactured to Boeing's detailed design, Boeing will seek a solution to the Interface Problem through the cooperative efforts of Boeing and the manufacturer of the other item and will promptly advise Buyer of resulting corrective actions and recommendations.

5.   General.

     Buyer will, if requested by Boeing, assign to Boeing any of Buyer's rights against any manufacturer as Boeing may require to fulfill its obligations hereunder.

6.   Disclaimer and Release; Exclusion of Liabilities.

     This Part G and the rights and remedies of Buyer and the obligations of Boeing herein are subject to the Disclaimer And
Release and Exclusion of Consequential and Other Damages provisions of Article 12 of this Agreement.

                              PART H

                              GENERAL


1.   Duplicate Product Assurance Remedies.

     Boeing will not provide or be requested to provide multiple remedies for any claim made pursuant to the provisions of this Product Assurance Document.

2.   Notices.

     References to "Boeing" in connection with notices or communications throughout this Product Assurance Document mean
Boeing's Product Assurance Regional Manager at Renton, Washington.

                       CATEGORY 1 - NEW CUSTOMER

                       CUSTOMER SUPPORT DOCUMENT

                               between

                         THE BOEING COMPANY

                                 and

                INTERNATIONAL LEASE FINANCE CORPORATION





             Exhibit C-1 to Purchase Agreement Number 1830

                 CUSTOMER SUPPORT DOCUMENT NO. 1830

                       Dated June 27, 1995

                          Relating to

            BOEING MODEL 737-600/-700/-800 AIRCRAFT



     This Customer Support Document is Exhibit C-1 to and forms a part of Purchase Agreement No. 1830 between The Boeing Company
(Boeing) and International Lease Finance Corporation (Buyer) relating to the purchase of Boeing Model 737-600/-700/-800 aircraft. This Customer Support Document consists of the following parts:


     PART A    Boeing Maintenance Training Program

     PART B    Boeing Customer Support Services

     PART C    Boeing Flight Training Program

     PART D    Technical Data and Documents

     PART E    Buyer's Indemnification of Boeing and Insurance

     PART F    Alleviation or Cessation of Performance

                             PART A

               BOEING MAINTENANCE TRAINING PROGRAM


1.   General.

     This Part describes the maintenance training to be provided by Boeing (Maintenance Training) at Boeing's training facility at or near Seattle. The Maintenance Training will be provided at no additional charge to Buyer, except as otherwise provided herein.
If any part of the Maintenance Training is not used by Buyer prior to delivery of the first Aircraft, Boeing will not be obligated to provide such Maintenance Training at a later date, unless the parties have otherwise agreed in writing.

All instruction, examinations and materials shall be prepared and presented in the English language and in the units of measure used by Boeing. Buyer will provide interpreters if required for Buyer's personnel.

Buyer will be responsible for the living expenses of Buyer's personnel during Maintenance Training. For Maintenance Training provided at or near Seattle, Boeing will transport Buyer's personnel between their local lodging and the training facility.

2.   Maintenance Training Planning Conference.

     No later than 12 months prior to delivery of Buyer's first
Aircraft, Boeing and Buyer will conduct a planning conference in order to schedule and discuss the Maintenance Training.

3.   Maintenance Training Program.

     The Maintenance Training Program will (i) consist of classroom presentations supported by training materials and aids and (ii), if practicable, include an escorted tour of aircraft production areas and/or flight lines. The Maintenance Training will include the following courses:

     3.1  General Familiarization Course.

          This course provides general systems information for Buyer's upper management personnel; it does not address the maintenance of the Aircraft and its systems in the detail required by maintenance personnel.

One class; up to 24 students.

     3.2  Mechanical/Power Plant Systems Course.

          This course provides mechanical instruction on the maintenance of the Aircraft and its systems, including engine systems. Electrical instruction, where necessary, will be provided in order to clarify mechanical system operation.

Two classes; up to 15 students per class.

     3.3  Electrical Systems Course.

          This course provides electrical instruction on the maintenance of the Aircraft and its systems, including engine systems. Mechanical instruction, where necessary, will be provided in order to clarify electrical system operation.

Two classes; up to 15 students per class.

     3.4  Avionics Systems Course.

          This course provides instruction on the maintenance of the Aircraft automatic flight control systems, communications and navigation systems. It is oriented to those personnel who specialize in trouble analysis and line maintenance on avionics systems.

Two classes; up to 15 students per class.

     3.5  Corrosion Prevention and Control Course.

          This course provides instruction on aircraft corrosion prevention and control.

One class; up to 10 students.

     3.6  Aircraft Rigging Course.

          This course provides instruction on aircraft rigging to provide Buyer's specialist personnel with the necessary information to rig all flight control surfaces, landing gear components, aircraft doors and engines.

One class; up to 6 students at a mutually acceptable alternate facility. The conditions set forth in paragraph 5 below will be applicable with respect to Boeing providing such course.

     3.7  Advanced Composite Repair Course.

          This course provides instruction for Buyer's structural repair personnel and promotes understanding of the design philosophy, inspection and repair of advanced composite components.

One class; up to 6 students.

4.   Post-Delivery Practical Observation.

     If requested by Buyer prior to the conclusion of the Maintenance Training Planning Conference, Boeing will coordinate the assignment of up to 8 of Buyer's maintenance personnel to observe the routine maintenance practices Boeing performs on the Aircraft during Buyer's flight training in the Seattle area.

5.   Training at a Facility Other Than Boeing's.

     If requested prior to the conclusion of the Maintenance Training Planning Conference, Boeing will conduct the classroom training described above (except for the Advanced Composite Repair Course) at a mutually acceptable alternate training site, subject to the following conditions:

     5.1 Buyer will be responsible for providing acceptable classroom space and training equipment required to present the Boeing courseware.

     5.2 Buyer will pay Boeing's then-current per diem charge for each Boeing instructor for each day, or fraction thereof, such instructor is away from Seattle, including travel time.

     5.3 Buyer will reimburse Boeing for round-trip transportation for Boeing's instructors and training materials between Seattle and such alternate training site.

     5.4 Buyer will pay, or reimburse Boeing for, all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing or its employees as a result of Boeing's providing the training at such alternate site.

     5.5 Those portions of the training that require the use of Boeing's training devices shall be conducted at Boeing-designated facilities.

6.   Supplier Training.

     The Maintenance Training includes sufficient information on the location, operation and servicing of Aircraft equipment, accessories and parts provided by suppliers to support line maintenance functions.

If Buyer requires additional maintenance training with respect to any supplier-provided equipment, accessories or parts, Buyer will schedule such training directly with the supplier. If Buyer experiences difficulty in scheduling such training, Boeing will, if requested, assist Buyer in coordinating and scheduling such training.

7.   Student Training Material.

     No revision service will be provided for the material provided hereunder.

     7.1  Manuals.

          Boeing will provide at the beginning of each Maintenance Training course one copy of a training manual or equivalent for each student attending such course.

     7.2  Panel Description/Component Locator/Field Trip Checklist
          Manual.

          Boeing will provide 1 copy of a Panel
Description/Component Locator/Field Trip Checklist Manual for each student in the applicable Maintenance Training course.

8.   Other Training Material.

     Boeing will provide to Buyer 1 set of the following training materials, as used in the General Familiarization and Aircraft systems courses. Revision service will not be provided.

     8.1  Visual Aids.

          8.1.1     8-1/2 x 11-inch blackline projection
transparencies.

          8.1.2 Full-scale instrument panel wall charts in the form of black and white copies and mylar reproducible copies.

          8.1.3     Training slides.

     8.2  Reproducible Masters.

          8-1/2 x 11-inch prints suitable for black and white reproduction of all graphics and applicable text.

     8.3  Video Programs.

          Video programs on 3/4-inch U-matic or 1/2-inch VHS cassette formats in NTSC, PAL or SECAM standards, as selected by Buyer.

     8.4  Computer-Based Training (CBT) Courseware.

          CBT courseware, and instructions for courseware installation and operation. This courseware will reflect the major configuration of the first Aircraft as delivered to Buyer.

     8.5  Shipment of Materials.

          The training materials described above will be shipped to Buyer 30 days after completion of the first class of each applicable Maintenance Training course.

     8.6  Training Material - Aircraft Configuration.

          The visual aids and reproducible masters described above (except training slides and CBT for 737-600, -700, -800) will, at the conclusion of the shipments thereof, reflect the configuration of the first Aircraft as delivered to Buyer.

9.   Course Completion Records.

     At the completion of the Maintenance Training, Boeing will provide Buyer with course completion records consisting of the following:

     9.1  Master copies of all examinations given.

     9.2  Attendance and examination records for each student.

     9.3 Certificate of Completion for each course each student successfully completes.

                             PART B

                BOEING CUSTOMER SUPPORT SERVICES


1.   General.

     This Part describes the support services to be provided by Boeing at no additional charge to Buyer, unless otherwise specified herein. Except with respect to Field Services the services described in this Part will be provided by Boeing during a period commencing with delivery of the first Aircraft and continuing so long as one Aircraft is regularly operated by Buyer in commercial air transport service.

2.   Field Service Engineering.

     Boeing will furnish field service representation to advise
Buyer on maintenance and operation of the Aircraft (Field Services) as follows:

     2.1 Field Services will be available to Buyer at or near Buyer's main maintenance or engineering facility for periods beginning prior to delivery of each Aircraft and terminating 12 months after delivery of each such Aircraft (Field Service Periods). If such Field Service Periods overlap, the Field Services will be provided concurrently.

     2.2 Buyer will furnish at no charge to Boeing suitable office space and equipment that will include desks, chairs, file cabinets and an electrical power source in, or convenient to, Buyer's facility where Boeing is providing Field Services. As required, Buyer will assist each representative providing Field Services with visas, work permits, customs, mail handling, identification passes, and local airport authorities.

     2.3 In addition to the Field Services referred to above, the services of any Boeing field service representative will also be available to Buyer anywhere Buyer may land the Aircraft.

     2.4 Boeing may, from time to time, provide additional support services in the form of Boeing personnel visiting Buyer's facilities to work with Buyer's personnel in an advisory capacity.

3.   Additional Engineering Support Services.

     Boeing will, if requested by Buyer in writing, provide technical advisory assistance with respect to the Aircraft and accessories, equipment and parts manufactured to Boeing's detailed design and installed in the Aircraft at the time of delivery. Such technical advisory assistance, which will be provided from Seattle, will include:

     3.1 analysis of and comment on any Aircraft service or operational problem experienced by Buyer, in order to determine the nature of the problem and its cause and to suggest possible solutions;

     3.2 analysis of and comment on Buyer's engineering releases relating to structural repairs of the Aircraft not covered by Boeing's Structural Repair Manual; and

     3.3 analysis of and comment on Buyer's engineering proposals for changes in, or replacement of, parts, accessories or equipment manufactured to Boeing's detailed design (excluding computer software embedded or included therein); provided that Boeing will not analyze or comment on any such change or replacement which constitutes a major structural change, or on any engineering release related thereto, unless Buyer's request for such analysis and comment is accompanied by complete detailed drawings, substantiating data (including data, if any, required by applicable government agencies), all stress or other appropriate analysis, and a specific statement from Buyer of the kind of review and response desired by Buyer.

4.   Special Services.

     4.1  Facilities, Ground Equipment and Maintenance Planning
          Assistance.

          Boeing will, at Buyer's request, send qualified Boeing engineering representatives to Buyer's main base to evaluate Buyer's technical facilities, tools and equipment for servicing and maintaining the Aircraft, to recommend changes where necessary and to assist in the formulation of Buyer's overall maintenance plan.

     4.2  Additional Services.

          Boeing may, at Buyer's request, provide additional special services with respect to the Aircraft after delivery, which may include such items as Master Changes (Kits and/or Data), training and maintenance and repair of the Aircraft. Providing such additional services will be subject to (i) mutually acceptable price, schedule and scope of work and (ii) Boeing's then-current standard contract therefor, including disclaimer and release, exclusion of consequential and other damages and indemnification and insurance requirements.

     4.3  Post-Delivery Aircraft Services.

          If Boeing performs unanticipated work on an Aircraft after delivery of such Aircraft, but prior to its initial departure flight, or upon its return to Boeing's facilities prior to completion of such flight, the following provisions will apply:

          4.3.1 Title to and risk of loss of any such Aircraft will at all times remain with Buyer.

          4.3.2 The provisions of the Boeing Warranty set forth in Exhibit B of this Agreement will apply to such work.

          4.3.3 Buyer will reimburse Boeing for such work to the extent that it is not covered by the Boeing Warranty applicable to the Aircraft.

          4.3.4 The disclaimer and Release and Exclusion of Consequential and Other Damages provisions set forth in Article 12 of this Agreement and the indemnification and insurance provisions set forth in this Exhibit C-1 will apply to such Boeing work.

          4.3.5 In performing such work, Boeing may rely upon the commitment authority of Buyer's personnel requesting such work.

5.   Additional Informational Services.

     Boeing may, from time to time, provide Buyer with additional services in the form of information about the Aircraft or other aircraft of the same type, including information concerning design, manufacture, operation, maintenance, modification, repair and in-service experience.

                           PART C

               BOEING FLIGHT TRAINING PROGRAM


1.   General.

     This Part describes the flight training to be provided by Boeing (Flight Training) at or near Seattle, or at some other location to be determined pursuant to this Part. The Flight Training will be provided at no additional charge to Buyer, unless otherwise specified herein. If any part of the Flight Training is not used by Buyer within 6 months after delivery of the first Aircraft, Boeing will not be obligated to provide such Flight Training at a later date unless the parties have otherwise agreed in writing.

All instruction, examinations and materials will be prepared and presented in the English language and in the units of measure used by Boeing. Buyer will provide interpreters if required for Buyer's personnel.

Buyer will be responsible for living expenses of Buyer's personnel during the Flight Training Program. For Flight Training provided at or near Seattle, Boeing will transport Buyer's personnel between their local lodging and the training facility.

2.   Flight Training Planning Conference.

     No later than 12 months prior to delivery of the first
Aircraft, Boeing and Buyer will conduct a planning conference in order to schedule and discuss the Flight Training.

3.   Flight Training Program.

     The Flight Training Program will consist of the following transition training:

     3.1  Flight Crew Training Course.

          This FAA-approved course is designed to train flight crews to operate the Aircraft safely and efficiently under both normal and nonnormal conditions. The course includes systems and procedures training, flight simulator training and actual flight training utilizing an Aircraft delivered to Buyer. The flight crew training may include instructor training of an agreed upon number of Buyer's personnel.

[CUSTOMERS ACQUIRING ONE (1) AIRCRAFT:]
Two classes; up to 3 cockpit crews in each class.

[CUSTOMERS ACQUIRING MORE THAN ONE (1) AIRCRAFT:]
Two classes; up to 4 cockpit crews in each class.

     3.2  Flight Dispatcher Training Course.

          This course provides familiarization training on the Aircraft's systems, operation, performance capabilities and a brief description of the Aircraft's limitations, followed by in-depth coverage of basic performance, flight analysis, performance for nonstandard operation and flight planning.

[CUSTOMERS ACQUIRING ONE (1) AIRCRAFT:]
One class; up to 6 students.

[CUSTOMERS ACQUIRING MORE THAN ONE (1) AIRCRAFT:]
Two classes; up to 6 students per class.

     3.3  Flight Attendant Training Course.

          This course provides familiarization training for airline passenger service personnel. It includes a description of the Aircraft and its features. Emphasis is placed on the equipment and furnishings with which the flight attendant is concerned. Particular attention is given to the attendant's functions related to communications, lighting and emergency equipment. When practicable, a field trip to an aircraft is arranged to observe operation, location and arrangement of equipment.

[CUSTOMERS ACQUIRING ONE (1) AIRCRAFT:]
One class; up to 12 students.

[CUSTOMERS ACQUIRING MORE THAN ONE (1) AIRCRAFT:]
Two classes; up to 12 students per class.

     3.4  Performance Engineer Training Courses.

          Three types of courses are offered. A schedule for the courses is published and mailed to all Boeing aircraft operators semiannually and an agreed upon number of Buyer's personnel may attend.

          3.4.1     General Performance Engineer Course.

               This course provides detailed aircraft performance information for personnel involved in route planning, performance analysis and evaluation and engineering flight testing. The course includes a review of basic high-speed aerodynamics and engine performance and operation. Students will make calculations to help them recognize and understand the variables which influence turbojet aircraft performance.

          3.4.2     Model-Specific Performance Engineer Course.

               This course relates to a specific model aircraft.
It covers a brief review of basic aerodynamics and basic jet engine performance, followed by detailed coverage of specific performance for the aircraft model type. Detailed flight planning, including emergency conditions, is covered.

          3.4.3     Operational Performance Engineer Course.

               This course is directed toward personnel who have completed the performance engineer general and specific courses and have several years' related experience. The course includes expanded coverage of aircraft noise, runway loading, and various operational, safety and economic considerations.

4.   Training at a Facility Other Than Boeing's.

     If requested prior to the conclusion of the Flight Training Planning Conference, Boeing will conduct the Flight Crew, Flight Dispatcher and Flight Attendant training at a mutually acceptable alternate training site, subject to the following conditions:

     4.1 Buyer will be responsible for providing classroom space acceptable to Boeing, a flight simulator and training equipment required to present the Boeing courseware.

     4.2 Buyer will pay Boeing's then-current per diem charge for each Boeing instructor for each day, or fraction thereof, such instructor is away from Seattle, including travel time.

     4.3 Buyer will reimburse Boeing for round-trip transportation for Boeing's flight training instructors and materials between Seattle and such alternate site.

     4.4 Buyer will pay, or reimburse Boeing for, all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing's providing the training at such alternate site.

     4.5 Those portions of the training that require the use of Boeing's training devices will be conducted at Boeing-designated facilities.

5.   Student Training Material.

     Student training material, in Boeing's then-standard format, will be provided to Buyer's personnel (1 set per student) as listed below. No revision service will be provided for the material provided hereunder.

     5.1  Flight Crew Course.

          Operations Manual
          Quick Reference Handbook
          Student Training Manual
          Flight Crew Training Manual
          Instrument Training Manual - as required

     5.2  Flight Dispatcher Course.

          Flight Dispatcher Training Manual

     5.3  Flight Attendant Course.

          Flight Attendant Training Manual/

     5.4  Performance Engineer Courses.

          Assorted documents, excerpts and handouts.

6.   Other Training Materials.

     At the conclusion of the Flight Training, Boeing will provide one set of the following material, as used in the

Flight Training Program. Revision service will not be provided for these materials.

     6.1  Computer Based Training (CBT).

          Boeing will provide a copy of Boeing developed CBT materials used in the Flight Training Program. This CBT courseware will reflect major configuration options delivered on Buyer's first Aircraft. Buyer will require certain equipment and materials in order to use the CBT Program. Equipment and materials required to run the CBT Program will be procured by Buyer at Buyer's expense. The CBT materials provided include the following:

          6.1.1     1 copy of lesson files supplied on CD-ROM disc.

          6.1.2     1 paper copy of loading and operation
instructions for installing the lessons on an MS-DOS compatible
Personal computer or File Server.

          6.1.3 1 copy of the runtime software required to run the CBT lessons.

     6.2  Full-Scale Color Instrument Panel Wall Charts.

     6.3  Flight Crew Training Record.

     6.4  Examinations Questions.

     6.5  Student Training Manual.

     6.6 Video programs on 3/4-inch U-matic or 1/2 inch VHS cassette format in NTSB, PAL or SECAM standards as selected by Buyer.

     6.7  Flight Attendant Manual (50 copies).

     6.8 Flight Attendant Training Course (script, slides and video tapes on 3/4-inch u-matic or 1/2 inch VHS cassette format in NTBC, PAL or SECAM standards as selected by Buyer).

7.   Ferry Assistance.

     7.1 Subject to availability and if requested by Buyer, Boeing will provide flight crew personnel to ferry, or assist in ferrying, Buyer's first Aircraft to a Buyer-designated base.

     7.2 If requested by Buyer and subject to availability, Boeing will provide a Boeing navigator and a navigational aid ferry kit for the ferry flight of Buyer's first Aircraft, subject to the following:

          7.2.1 timely receipt by Boeing of Buyer's purchase order to cover the payments referred to herein;

          7.2.2 acceptance by Buyer of Boeing's then-standard agreement related to the provision of the navigational aid ferry kit;

          7.2.3 payment by Buyer of Boeing's then-current per diem charge for the Boeing navigator for each day, or fraction thereof, such navigator is away from Seattle, including travel time;

          7.2.4 reimbursement of Boeing by Buyer for the cost of return-trip transportation for such navigator to Seattle;

          7.2.5 payment by Buyer, or reimbursement of Boeing for, all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing and its employees hereunder.

          7.2.6 Buyer will also comply with the insurance requirements set forth in Part E of this Exhibit C-1.

8.   Revenue Service Training.

[CUSTOMERS ACQUIRING ONE (1) AIRCRAFT:]
     Boeing will provide revenue service training (Revenue Service Training) for Buyer's flight crews for up to 60 calendar days of instructor pilot services at a Buyer-designated base. Such Revenue Service Training will be conducted by the Boeing instructor pilot(s) on Buyer's Aircraft during revenue service or with passengers on board. The training period will commence upon departure of such instructor pilot(s) from Seattle via the ferry flight referred to above, or via commercial transportation, and will terminate upon the return of such instructor pilot(s) to Seattle. Buyer will reimburse Boeing for round-trip or return-trip transportation, as applicable, for such instructor pilot(s).

[CUSTOMERS ACQUIRING MORE THAN ONE (1) AIRCRAFT:]
     Boeing will provide revenue service training (Revenue Service Training) for Buyer's flight crews for up to 90 calendar days of instructor pilot services at a base designated by Buyer. Such training will be conducted by the Boeing instructor pilot(s) on Buyer's Aircraft during revenue service or with passengers on board. The training period will commence upon departure of such instructor pilot(s) from Seattle via the ferry flight referred to above, or via commercial transportation, and will terminate upon the return of such instructor pilot(s) to Seattle. Buyer will reimburse Boeing for round-trip or return-trip transportation, as applicable, for such instructor pilot(s).

9.   Flight Operations Support.

     9.1 Approximately 6 months after completion of the Revenue Service Training, Boeing will, if requested by Buyer, provide at a Buyer-designated base the services of 1 instructor pilot for a period of approximately 2 weeks to review Buyer's flight crew operations, and/or to assist Buyer's instructor personnel in conducting proficiency checks. Such review or assistance will be during flight operations on Buyer's Aircraft by the Boeing instructor pilot and will be limited to observations of Buyer's cockpit crew. Buyer will reimburse Boeing for round-trip transportation for such instructor pilot between Seattle and Buyer's designated base.

     9.2 Subject to availability of instructor personnel, Boeing will, from time to time, provide at a Buyer-designated base 1 instructor pilot for brief periods for the purpose of providing information regarding current operational procedures and flight observations by such instructor pilot on Buyer's Aircraft when appropriate.

10.  Operations Engineering Support.

     If requested by Buyer, Boeing will provide operations engineering support during the ferry flight referred to above. Thereafter, for so long as any Aircraft is operated by Buyer in scheduled revenue service, Boeing will provide, from time to time, operations engineering support in Seattle or at a Buyer-designated base, as the parties may agree. Such support will include: (i) assisting Buyer in analyzing and preparing performance data to be used in the establishment of operating practices and policies for Buyer's efficient operation of the Aircraft; (ii) assisting Buyer in interpreting the minimum equipment list, the definition of the configuration deviation list and the analysis of individual Aircraft performance through in-service audits; (iii) assisting Buyer in solving operational problems associated with delivery and route-proving flights; and (iv) providing information regarding significant service items relating to Aircraft performance or flight operations.

11.  General Terms and Conditions and Indemnification.

     11.1 Boeing flight instructor personnel will not be required to work in excess of 5 days per week, nor in excess of 8-hours in any one 24-hour period, of which not more than 5 hours per 8-hour workday will be spent in actual flying; provided, however, that the foregoing restrictions will not apply with respect to ferry assistance or Revenue Service Training services, which will be in accordance with FAA rules and regulations, unless otherwise agreed during the Flight Training Planning Conference.

     11.2 Buyer will pay or reimburse Boeing for all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing's providing Revenue Service Training.

     11.3 Boeing will provide normal line maintenance services for any Aircraft delivered to Buyer while such Aircraft is used for a Flight Crew Training Course at or near Seattle. Buyer will provide such services if a Flight Crew Training Course is conducted elsewhere. Normal line maintenance is defined as that standard of line maintenance that Boeing might reasonably be expected to furnish to its flight crew training customers at Boeing Field, Seattle, and will include ground support and Aircraft storage in the open, but will not include provision of spare parts.
Regardless of the location of such training, Buyer will be responsible for the acquisition and supply of, and the charges for, all maintenance items (other than those included in normal line maintenance) required during such training, including, but not limited to, fuel, oil, landing fees and spare parts. In addition, if such training is conducted at or near Seattle, and if the training Aircraft is damaged during such training, except for Major Damage (as hereinafter defined) Boeing will make all necessary repairs to the damaged Aircraft. Such repairs will be performed by Boeing as promptly as possible. Buyer will pay Boeing's reasonable charge, including the price of parts and materials, for making such repairs. At Buyer's request Boeing will also repair Major Damage to such Aircraft, provided Boeing and Buyer enter into an agreement for additional services as provided for in this Customer Support Document. Major Damage is defined as damage for which Boeing's charge for labor is estimated by Boeing to exceed $25,000.

     11.4 During the Flight Training contemplated hereunder, several airports in the states of Washington, Montana and Oregon, as well as the services of the fixed base operator at Grant County Airport at Moses Lake, Washington, may be used. Unless otherwise agreed during the Flight Training Planning Conference, it will be Buyer's responsibility to make arrangements for the use of such airports. If Boeing makes such arrangements on behalf of Buyer, Buyer will be obligated to indemnify and hold harmless the authorities responsible for the operations of the airports identified above, the Grant County Airport fixed base operator, and their agents and employees (other parties) from and against all liabilities, damages, losses and judgments which may be suffered by, accrue against, be charged to or recoverable therefrom by reason of loss of or damage to property or by reason of injury to or death of any person arising out of or in connection with operation of a training Aircraft into or from such airports or the Grant County Airport. Furthermore, Buyer hereby indemnifies and holds Boeing harmless to the extent that Boeing holds such other parties harmless. Buyer also hereby indemnifies Boeing for the costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to such indemnification.

     11.5 If Boeing makes arrangements on behalf of Buyer for the use of airports for flight training hereunder, Boeing will pay on Buyer's behalf any landing fee charged to Buyer by any airport used in conjunction with the Flight

Training provided in the Seattle area. Not later than 30 days prior to the start of such Flight Training, Buyer will provide to Boeing an open purchase order against which Boeing will invoice Buyer for any such landing fee paid by Boeing on Buyer's behalf. Such invoice will be submitted to Buyer approximately 60 days after completion of such Flight Training when all landing fee charges have been received and verified. Payment by Buyer to Boeing will be made within 30 days of the date of such invoice.

     11.6 If requested by Boeing, Buyer will make available to Boeing a delivered Aircraft for the purpose of familiarizing Boeing instructor or ferry flight crew personnel with operating special equipment or systems installed in such Aircraft. If flight of the Aircraft is required for any Boeing instructor or ferry flight crew member to maintain such instructor's or flight crew member's FAA license for flight proficiency or landing currency for aircraft of the same model type as the Aircraft, Boeing will be responsible for the cost of fuel, oil, landing fees and spare parts attributable to that portion of any flight. Buyer's authorization of the use of its Aircraft pursuant to this paragraph applies only to Boeing instructors assigned to conduct Flight Training and a reasonable number of alternate instructors and to members of any flight crew (including navigator, if needed) who will participate in the ferry flight of an Aircraft hereunder.

                            PART D

                 TECHNICAL DATA AND DOCUMENTS


1.   General.

     Boeing will furnish to Buyer the data and documents set forth herein at no additional charge to Buyer, unless otherwise specified herein. Such data and documents will, where applicable, be prepared essentially in accordance with the provisions of Revision 33 to Air Transport Association of America (ATA) Specification
No. 100, dated June 1, 1956, entitled "Specification for Manufacturers' Technical Data", with the following specific exceptions: The Illustrated Parts Catalog, will be prepared essentially in accordance with the provisions of Revision 28. The Overhaul and Component Maintenance Manuals will be written to the ATA Revision level established for the airplane model the component was originally used on. Such data and documents are only intended to provide Buyer with pertinent information on components, equipment and installations designed by Boeing for aircraft of the same model type as the Aircraft. Such data and documents will be in English and in the units of measure used by Boeing, except as otherwise specified herein or as may be required to reflect Aircraft instrumentation.

Digitally-produced data and documents will, where applicable, be prepared essentially in accordance with the provisions of Revision 0 of Air Transport Association of America (ATA)
Specification 2100, dated January 1994, entitled "Digital Data
Standards for Aircraft Support."

2.   Treatment of Data and Documents.

     2.1 The data and documents provided by Boeing under this Agreement ("Documents") are licensed to Buyer. They contain confidential, proprietary and/or trade secret information belonging to Boeing; and Buyer will treat them in confidence and use and disclose them only for Buyer's own internal purposes as specifically authorized herein. If Buyer makes copies of any Documents, the copies will also belong to Boeing and be treated as Documents under this Agreement. Buyer will preserve all restrictive legends and proprietary notices on all Documents and copies.

     2.2 All Documents will only be used: (a) for the purpose of maintenance, repair, or modification of an

Aircraft or spare part as permitted in the Spare Parts GTA or Customer Services GTA between Buyer and Boeing, and then only in connection with an Aircraft or spare part for which the Document in question is tabulated or identified by Boeing serial number, and (b) for the purpose of Buyer's own development and manufacture of training devices for use by Buyer, in connection with the Aircraft.

     2.3 Any Document may be provided to Buyer's contractors for maintenance, repair, or modification of the Aircraft; and Airplane Flight Manuals, Operations Manuals, Aircraft Maintenance Manuals, Wiring Diagram Manuals, System Schematics Manuals, Component Maintenance/Overhaul Manuals and assembly and installation drawings may be provided to Buyer's contractors for development and manufacture of training devices for use by Buyer, but in both cases, only if Buyer's contractor is, at the time of transfer of Documents, bound by a Boeing Customer Services GTA, or other appropriate proprietary information protection agreement with Boeing, applicable to the Documents.

3.   Document Formats and Quantities.

     The Documents set forth in the Attachment will be provided by Boeing to Buyer in the quantities and formats specified therein. Where available, Buyer may select Boeing standard digital format as the delivery medium or, alternatively, Buyer may select a reasonable quantity of printed (one-side or two-side) and 16mm microfilm (diazo or silver halide) formats. When Boeing standard digital format is selected, Buyer may also select no more than 5 copies of printed and microfilm format copies, with the exception of the Illustrated Parts Catalog, which will be provided in one selected format only. The standard digital format used to deliver data and documents furnished by Boeing is structured essentially in accordance with the Digital Data Standards portion of ATA Specification No. 100, revision 28 or later for text and graphics. The text is delivered in SGML or print file format. The graphics are delivered in Computer Graphics Metafile (CGM) vector format and Tagged Image File Format (TIFF) raster format. The following is a list of exceptions to these formats. The Illustrated Parts Catalog
(IPC) text is delivered in a fixed field format and graphics are
delivered in TIFF.    The Wiring Diagram Manual (WDM) and System
Schematics Manual (SSM) can be delivered in ATA compliant formats (SGML text and CGM graphics) in accordance to a Boeing Document Type Definition (DTD). Data will be provided on standard magnetic tape unless otherwise shown in details of Part D.

4.   Data and Documents - Incremental Increase.

     Until one year after delivery of the last Aircraft, Buyer may annually request in writing a reasonable increase in the quantity of the technical Documents identified in the Attachment with the exception of microfilm master copies, digital formats, and all others for which a specified number of copies are provided. Boeing will provide the additional quantity at no additional charge to Buyer beginning with the next normal revision cycle. Buyer may request a decrease in revision quantities at any time.

5.   Advance Representative Copies.

     All advance representative copies referred to in the Attachment will be selected by Boeing from available documents and will be reasonably representative of the Aircraft. Such advance copies will be for advance planning purposes only and may reflect another buyer's aircraft configuration which is similar to Buyer's Aircraft configuration.

6.   Customized Documents.

     All customized Documents referred to in the Attachment will reflect the configuration of the Aircraft as delivered by Boeing to Buyer and any Boeing standard format, instructions or procedures applicable thereto.

7.   Revisions.

     7.1  Revision Service.

          Boeing will provide revisions to those Documents so identified in the Attachment, reflecting changes as developed by Boeing. Such revisions will be provided in the quantities and formats set forth in the Attachment, and will be provided for so long as Buyer operates an Aircraft, unless otherwise specified therein.

     7.2  Revisions Based on Boeing Service Bulletin
          Incorporation.

          If Boeing receives written notice from Buyer that Buyer intends to incorporate, or has incorporated, any Boeing service bulletin in the Aircraft, Boeing will at no charge issue revisions to the Documents so identified in the Attachment, reflecting the effects of such incorporation into the Aircraft. Such revisions will be issued in the same format and quantity as the original publication to which the revisions pertain, for the period specified in the Attachment and, thereafter, in printed form.

8.   COMPUTER SOFTWARE DOCUMENTATION FOR BOEING MANUFACTURED
     AIRBORNE COMPONENTS AND EQUIPMENT.

     Boeing will provide to Buyer a Computer Software Index containing a listing of (i) all programmed airborne avionics components and equipment manufactured by Boeing or a Boeing subsidiary, designed and developed in accordance with Radio
Technical Commission for Aeronautics Document No. RTCA/DO-178 dated January 1982, No. RTCA/DO-178A dated March 1985, or later as available, and installed in the Aircraft by Boeing and (ii) specific software documents (Software Documentation) available to Buyer from Boeing for the listed components and equipment.

Two copies (printed both sides) of the Computer Software Index will be furnished to Buyer with the Aircraft. Revisions to the Computer Software Index applicable to the Aircraft will be issued to Buyer as such revisions are developed by Boeing for so long as Buyer operates the Aircraft.

Software Documentation will be provided to Buyer upon Buyer's written request therefor after delivery of the Aircraft. The charge to Buyer for Software Documentation shall be Boeing's price to reproduce the Software Documentation so requested. Software Documentation will be prepared essentially in accordance with the provisions of Air Transport Association of America (ATA) Specification No. 102, entitled "Specification for Computer Software Manual," as revised April 20, 1983; but Software Documentation will not include, and Boeing will not be obligated to provide, any code (including, but not limited to, original source code, assembled source code, or object code) on computer sensible media.

9.   Supplier Technical Data.

     9.1 For supplier-manufactured programmed airborne avionics components and equipment classified as Seller Furnished Equipment
(SFE) or Seller Purchased Equipment (SPE) which contain computer software designed and developed in accordance with Radio Technical Commission for Aeronautics Document No. RTCA/DO-178 dated January 1982, No. RTCA/DO-178A dated March 1985, or later as available, Boeing will request that each supplier of such components and equipment make software documentation for such components and equipment available to Buyer in manner similar to that described in paragraph 8 of this Part.

     9.2 The provisions of this paragraph will not be applicable to items of Buyer Furnished Equipment (BFE).

     9.3 Boeing will furnish to Buyer Document "Customer Service and Product Support Agreements for Supplier Designed Equipment." This document contains the terms and conditions of the product support agreements between Boeing and its suppliers, covering suppliers' responsibilities to support Buyer's requirements for data and services in support of the Aircraft.

10.  Buyer Furnished Equipment Data.

     Boeing will incorporate Buyer Furnished Equipment Data into the customized publications and data addressed herein providing
Buyer makes the data available to Boeing 12 months prior to delivery of Buyer's first Aircraft.

11.  Additional Data and Documents.

     If Boeing provides data or documents other than Documents which are not covered by a Boeing Customer Services GTA or other proprietary information protection agreement between Boeing and Buyer, all such data and documents will be considered things delivered under this Agreement and treated as Documents.

12.  Technical Data and Documents Shipping Charges.

     Boeing pays the reasonable transportation costs of the Documents. Buyer is responsible for any customs clearance charges, duties, and value added tax.

13.  Buyer's Shipping Address.

     The Documents furnished to Buyer hereunder are to be sent to the address set forth below. Buyer will promptly notify Boeing of any change to such address:

International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, California 90067

Attention:     Vice President - Technical

Attachment to
Part D of Exhibit C-1 to
Purchase Agreement No. 1830

Item      Description                          Quantity

A.   FLIGHT OPERATIONS:

1.   Airplane Flight Manual

     a.  Advance Representative    Format:     _1_  Printed One Side
         Copy                      Revisions:  No
                                   Delivery:   90 days after
                                               signing Purchase
                                               Agreement

     b.  Customized Manual         Format:     _1_ Printed One Side
                                   Revisions:  Yes
                                   Delivery:   On-board each
                                               Aircraft

                                   Format:     ___ Printed One Side
                                   Revisions:  Yes
                                   Delivery:   30-days after
                                               delivery of first
                                               Aircraft

2.   Operations Manual and
     Quick Reference Handbook

     a.  Advance Representative    Format:     ___ Printed Two Sides
         Copy                      Revisions:  No
                                   Delivery:   90 days after
                                               signing Purchase
                                               Agreement

     b.  Customized Manual         Format:     ___ Printed Two Sides
                                   Revisions:  Yes
                                   Delivery:   Concurrent with
                                               delivery of first
                                               Aircraft

3.   Weight and Balance Manual

     a.  Chapter 1 "Control"

         1.  Advance               Format:     ___ Printed Two Sides
             Representative        Revisions:  No
             Copy                  Delivery:   90 days after
                                               signing Purchase
                                               Agreement

         2.  Customized            Format:     ___ Printed Two Sides
             Manual                Revisions:  Yes
                                   Delivery:   Concurrent with
                                               delivery of first
                                               Aircraft

     b.  Chapter 2 "Aircraft       Format:     ___ Printed One Side
         Reports"                  Revisions:  No
                                   Delivery:   On board each
                                               Aircraft

4.   Dispatch Deviation            Format:     ___ Printed Two Sides
     Procedures Guide              Revisions:  Yes
                                   Delivery:   Concurrent with
                                               delivery of first
                                               Aircraft

5.   Flight Crew Training Manual   Format:     ___ Printed Two Sides
                                   Revisions:  Yes
                                   Delivery:   Concurrent with
                                               delivery of first
                                               Aircraft

6.   Fault Reporting Manual (FRM)

     a.  Advance Representative    Format:     ___ Printed Two Sides
         Copy                      Revisions:  No
                                   Delivery:   90 days after
                                               signing Purchase
                                               Agreement

     b.  Customized Manual         Format:     ___ Printed Two Sides
                                   Revisions:  Yes
                                   Delivery:   Concurrent with
                                               delivery of first
                                               Aircraft

7.   Performance Engineer's        Format:     _2_ Printed Two Sides
     Manual                        Revisions:  Yes
                                   Delivery:   Concurrent with
                                               delivery of first
                                               Aircraft

8.   Jet Transport Performance     Format:     _2_ Printed Two Sides
     Methods                       Revisions:  Yes
     (Common to other models,      Delivery:   90 days prior to
       quantity indicates total                delivery of first
       requested)                              Aircraft

9.   FMC Supplemental Data         Format:     _2_ Printed Two Sides
     Document                      Revisions:  Yes
                                   Delivery:   90 days prior to
                                               delivery of first
                                               Aircraft

10.  Operational Performance
     Software (OPS)

     a.  Inflight and Report       Format:     _1_ 9 Track Magnetic
         (INFLT/REPORT) Software                   Tape in ASCII
                                                   Format
                                               _1_ 3.5 Inch
                                                   (1.44 MB) IBM
                                                   Compatible
                                                   Diskette
                                               _1_ 3.5 Inch (1.4MB)
                                                   Macintosh
                                                   Diskette
                                   Revisions:  Yes
                                   Delivery:   Concurrent with
                                               delivery of first
                                               Aircraft

     b.  Airplane Performance      Format:     _1_ 9 Track Magnetic
         Monitoring (APM/HISTRY)                   Tape in ASCII
         Software                                  Format
                                               _1_ 3.5 Inch
                                                   (1.44 MB) IBM
                                                   Compatible
                                                   Diskette
                                               _1_ 5.25 Inch (1.2MB)
                                                   IBM Compatible
                                                   Diskette
                                               _1_ 3.5 Inch (1.4MB)
                                                   Macintosh
                                                   Diskette
                                   Revisions:  Yes
                                   Delivery:   Concurrent with
                                               delivery of first
                                               Aircraft

     c.  Takeoff Analysis          Format:     _1_ 9 Track Magnetic
         Software                                  Tape in ASCII
                                                   Format
                                               _1_ 3.5 Inch
                                                   (1.44 MB) IBM
                                                   Compatible
                                                   Diskette
                                               _1_ 5.25 Inch (1.2MB)
                                                   IBM Compatible
                                                   Diskette

                                               _1_ 3.5 Inch (1.4MB)
                                                   Macintosh
                                                   Diskette
                                   Revisions:  Yes
                                   Delivery:   Concurrent with
                                               delivery of first
                                               Aircraft

     d.  Landing Analysis          Format:     _1_ 9 Track Magnetic
         Software                                  Tape in ASCII
                                                   Format
                                               _1_ 3.5 Inch
                                                   (1.44 MB) IBM
                                                   Compatible
                                                   Diskette
                                               _1_ 5.25 Inch (1.2MB)
                                                   IBM Compatible
                                                   Diskette
                                               _1_ 3.5 Inch (1.4MB)
                                                   Macintosh
                                                   Diskette
                                   Revisions:  Yes
                                   Delivery:   Concurrent with
                                               delivery of first
                                               Aircraft

11.  ETOPS Guide Vol. III          Format:     ___ Printed Two Sides
     (Operational Guidelines       Revisions:  No
     and Methods)                  Delivery:   90 days after signing
                                               Purchase Agreement

B.   MAINTENANCE

1.   Aircraft Maintenance Manual

     a.  Advance Representative    Format:     __ Printed
         Copy (Check One)                      __ Microfilm, 16mm
                                                  duplicate
                                               __ Digital Format
                                   Revisions:  No
                                   Delivery:   90 days after
                                               signing Purchase
                                               Agreement

     b.  Customized Master

         Check if required:   __     Format:    _1_ Microfilm, 16mm
                                                    Master
                                                _1_ Digital Format
         Check if required:   __     Revisions:  Yes
                                     Delivery:   90 days prior to
                                                 delivery of first
                                                 Aircraft

      c.  Customized Manual        Format:        ___ Printed Two Sides
                                                  ___ Printed One Side
                                                  ___ Microfilm, 16mm
                                                      Duplicate
                                   Revisions:  Yes
                                   Delivery:   90 days prior to
                                               delivery of first
                                               Aircraft

2.   Wiring Diagram Manual

     a.   Advance Representative   Format:     __ Printed
          Copy                     Revisions:  No
                                   Delivery:   90 days after
                                               signing Purchase
                                               Agreement

     b.   Customized Master

          Check if required: __                _1_ 35mm Aperture
                                                   Cards of all
                                                   Wiring Diagrams
                                                   and Charts
          Check if required: __                _1_ EDP Portion, 16mm
                                                   Microfilm Master
          Check if required: __                _1_ Entire Manual,
                                                   16mm, Microfilm
                                                   Master
          Check if required: __                _1_ Digital Format
                                   Revisions:  Yes, until 90 days
                                               after delivery of
                                               last Aircraft
                                   Delivery:   Concurrent with
                                               delivery of first
                                               Aircraft

     c.  Customized Manual         Format:     __ Standard Printed
                                                  Copies of Entire
                                                  Manual
                                               __ Standard Printed
                                                  Copies of all
                                                  Sections Except
                                                  EDP Portion
                                               __ EDP Portion, 16mm
                                                  Microfilm
                                                  Duplicate
                                               __ Entire Manual,
                                                  16mm Microfilm
                                                  Duplicate
                                   Revisions:  Yes, until 90 days
                                               after delivery of
                                               last Aircraft
                                   Delivery:   Concurrent with
                                               delivery of first
                                               Aircraft

3.   System Schematics Manual

     a.  Advance Representative    Format:      __ Printed
         Copy                      Revisions:   No
                                   Delivery:    90 days after
                                                signing Purchase
                                                Agreement

     b.   Customized Master

          Check if required: __                 _1_ 35mm Aperture
                                                    Cards of all
                                                    Schematics
          Check if required: __                 _1_ Digital Format
                                   Revisions:  Yes, until 90 days
                                               after delivery of
                                               last Aircraft only
                                   Delivery:   Concurrent with
                                               delivery of first
                                               Aircraft

     c.  Customized Manual         Format:     __ Printed Two Sides
                                   Revisions:  Yes, until 90 days
                                               after delivery of
                                               last Aircraft only
                                               __ Microfilm, 16mm
                                                  Duplicate
                                               __ Microfilm, 16mm
                                                  Master
                                   Delivery:   Concurrent with
                                               delivery of first
                                               Aircraft

4.   Connector Part Number         Format:      __ Printed Two Sides
     Options Document              Revisions:   Yes
                                   Delivery:   90 days prior to
                                               delivery of first
                                               Aircraft

5.   Structural Repair Manual      Format:     ___ Printed Two Sides
                                               ___ Printed One Side
                                               ___ Microfilm, 16mm
                                                   Duplicate
     Check if required: __                     _1_ Microfilm, 16mm
                                                   Master
     Check if required: __                     _1_ Magnetic Tape
                                               ___ Text (Print File
                                                   Format)
                                               ___ Illustrations
                                                   (CGM Format)
                                   Revisions:  Yes
                                   Delivery:   90 days prior to
                                               delivery of first
                                               Aircraft

6.   Component Maintenance/        Format:     ___ Printed Two Sides
     Overhaul Manual                           ___ Microfilm, 16mm
                                                   Duplicate
                                               _1_ Microfilm, 16mm
                                                   Master
                                   Revisions:  Yes
                                   Delivery:   90 days prior to
                                               delivery of first
                                               Aircraft

7.   Chapter 20 Standard           Format:     __ Printed Two Sides
     Overhaul Practices                        __ Printed One Side
     Manual (Common to other                   __ Microfilm, 16mm
     models, quantity indicates                   Duplicate
     total requested)

     Check if required: __                     _1_ Microfilm, 16mm
                                                   Master
                                   Revisions:  Yes
                                   Delivery:   90 days prior to
                                               delivery of first
                                               Aircraft

8.   Chapter 20 Standard           Format:     __ Printed Two Sides
     Wiring Practices                          __ Microfilm, 16mm
     Manual (Common to other                      Duplicate
     models, quantity indicates
     total requested)

     Check if required: __                     _1_ Microfilm, 16mm
                                                   Master
                                   Revisions:  Yes
                                   Delivery:   90 days prior to
                                               delivery of first
                                               Aircraft

9.   Nondestructive Test Manual    Format:     ___ Printed Two Sides
                                               ___ Printed One Side
                                               ___ Microfilm, 16mm
                                                   Duplicate
     Check if required: __                     _1_ Microfilm, 16mm
                                                   Master
     Check if required: __                     _1_ Magnetic Tape
                                               ___ Text (Print File
                                                   Format)
                                               ___ Illustrations
                                                   (CGM Format)
                                   Revisions:  Yes
                                   Delivery:   90 days prior to
                                               delivery of first
                                               Aircraft

10.  Service Bulletins             Format:     __ Printed Two Sides
                                               __ Digital Format
                                   Revisions:  Yes
                                   Delivery:   As developed by Boeing

11.  Service Bulletin Index        Format:     __ Printed Two Sides
                                   Revisions:  Yes
                                   Delivery:   90 days prior to
                                               delivery of first
                                               Aircraft

12.  Corrosion Prevention          Format:     ___ Printed Two Sides
     Manual                                    ___ Printed One Side
                                               ___ Microfilm, 16mm
                                                   Duplicate
     Check if required: __                     _1_ Microfilm, 16mm
                                                   Master
     Check if required: __                     _1_ Magnetic Tape
                                               ___ Text (Print File
                                                   Format)
                                               ___ Illustrations
                                                   (CGM Format)
                                   Revisions:  Yes
                                   Delivery:   90 days prior to
                                               delivery of first
                                               Aircraft

13.  Fault Isolation Manual

     a.   Advance Representative   Format:     __ Printed Two Sides
          Copy                                 __ Digital Format
                                   Revisions:  No
                                   Delivery:   90 days after signing
                                               Purchase Agreement

     b.   Customized Manual        Format:     __ Printed Two Sides
                                               __ Microfilm, 16mm
                                                  Duplicate
                                               __ Digital Format


     FIM Procedures Added to
     Maintenance Manual

     Check if required: __         Format:     __ Printed Two Sides
                                               __ Microfilm, 16mm
                                                  Duplicate
                                   Revisions:  Yes
                                   Delivery:   Concurrent with
                                               delivery of first
                                               Aircraft

14.  Fuel Measuring Stick          Format:     __ Printed One Side
     Calibration Document          Revisions:  Yes
                                   Delivery:   Concurrent with
                                               delivery of first
                                               Aircraft

     Check One:
          US Gallons        __
          Imperial Gallons  __
          Pounds            __
          Kilograms         __
          Liters            __

15.  Power Plant Buildup Manual    Format:    ___  Printed Two Sides
                                              ___  Printed One Side
                                              ___  Microfilm, 16mm
                                                   Duplicate
     Check if required: __                    _1_  Microfilm, 16mm
                                                   Master
     Check if required: __                    _1_  Digital format
                                   Revisions:  Yes
                                   Delivery:   90 days prior to
                                               delivery of first
                                               Aircraft

16.  FMS BITE Manual

     a.   Advance Representative   Format:     __ Printed Two Sides
          Copy                     Revisions:  No
                                   Delivery:   90 days after signing
                                               Purchase Agreement

     b.   Customized Manual        Format:     __ Printed Two Sides
                                               __ Microfilm, 16mm
                                                  Duplicate
                                               __ Microfilm, 16mm
                                                  Master
                                   Delivery:   90 days prior to
                                               delivery of first
                                               Aircraft

17.  In Service Activities         Format:     __ Printed Two Sides
     Report                        Revisions:  No
                                   Delivery:   Issued Quarterly

18.  All Operator Letter           Format:     __ Printed One or
                                                  Two Sides
                                   Revisions:  Yes
                                   Delivery:   As developed by
                                               Boeing

19.  Service Letters               Format:     __ Printed One or
                                                  Two Sides
                                   Revisions:  Yes
                                   Delivery:   As developed by
                                               Boeing

20.  Structural Item               Format:     __ Printed One or
     Interim Advisory                             Two Sides
                                   Revisions:  Yes
                                   Delivery:   As developed by
                                               Boeing

21.  Maintenance Tips              Format:     _2_ Printed One or
                                                   Two Sides
                                   Revisions:  Yes
                                   Delivery:   As developed by
                                               Boeing

22.  Production Management         Format:     __ Digital Format
     Database

23.  Combined Index                Format:     __ Printed 2 Sides
                                               __ Digital Format

C.   MAINTENANCE PLANNING

1.   Maintenance Planning          Format:     __ Printed Two Sides
     Data (MPD) Documents                      __ Microfilm, 16mm
                                                  Duplicate
                                   Revisions:  Yes
                                   Delivery:   90 days after signing
                                               Purchase Agreement

2.  Maintenance Planning Data      Format:     _1_ Digital Format
    Tasks Masterfile               Revisions:  Yes
                                   Delivery:   90 days after signing
                                               Purchase Agreement

3.  Maintenance Task Cards

    a.    Advance                  Format:     __ Printed One Side
          Representative Copy      Revisions:  No
                                   Delivery:   90 days after signing
                                               Purchase Agreement

     b.   Customized Masters

          Check if required: __    Format:     _1_ Microfilm, 16mm
                                                   Master
          Check if required: __                _1_ Digital Format

     c.   Customized Cards         Format:     ___ Printed One Side
                                               ___ Microfilm, 16mm
                                                   Duplicate
                                   Revisions:  Yes
                                   Delivery:   90 days prior to
                                               delivery of first
                                               Aircraft

4.   Maintenance Task Card         Format:     _1_ Printed Two Sides
     Index                         Revisions:  First Revision Only
                                   Delivery:   90 days prior to
                                               delivery of first
                                               Aircraft

5.   Maintenance Inspection        Format:     __ Printed Two Sides
     Interval Reports              Revisions:  Yes
     (Common with other models     Delivery:   90 days prior to
     quantity indicates total                  delivery of first
     requested)                                Aircraft

D.   SPARES

1.   Illustrated Parts Catalog     Format:     ___ Printed Two Sides
     (Select one format only)                  ___ Printed One Side
                                               ___ Microfilm, 16mm
                                                   Duplicate
     Check if required: __                     _1_ Microfilm, 16mm
                                                   Master
                                   Revisions:  Yes, until 90 days
                                               after delivery of
                                               last Aircraft only
                                   Delivery:   90 days prior to
                                               delivery of first
                                               Aircraft

2.   Standard Books                Format:     __ Printed Two Sides
     (Unless previously provided               __ Microfilm, 16mm
     pursuant to other                            Duplicate
     agreements, in which case     Revisions:  Yes
     applicable supplements        Delivery:   90 days prior to
     will be provided)                         delivery of first
     (Select one format only)                  Aircraft

E.   FACILITIES AND EQUIPMENT PLANNING

1.   Facilities and Equipment      Format:     __ Printed Two Sides
     Planning Documents            Revisions:  Yes
                                   Delivery:   90 days after signing
                                               Purchase Agreement

2.   Special Tool and Ground       Format:     __ Microfilm, 35mm
     Handling Equipment Drawings                  Duplicate in
                                                  Aperture Card
                                                  Format
                                   Revisions:  Yes
                                   Delivery:   90 days prior to
                                               delivery of first
                                               Aircraft

3.   Special Tool and Ground       Format:     __ Printed Two Sides
     Handling Equipment            Revisions:  Yes
     Drawing Index                 Delivery:   90 days prior to
                                               delivery of first
                                               Aircraft

4.   Supplementary Tooling         Format:     __ Printed Two Sides
     Documentation (Common         Revisions:  Yes
     to other models,              Delivery:   90 days prior to
     quantity indicates                        delivery of first
     total requested)                          Aircraft

5.   System Test Equipment         Format:     __ Printed One Side
     Document                      Revisions:  Yes
                                   Delivery:   90 days after signing
                                               Purchase Agreement

6.   Illustrated Tool and          Format:     ___ Printed One Side
     Equipment List/Manual                     ___ Printed Two Sides
                                               ___ Microfilm, 16mm
                                                   Duplicate
     Check if required:                        _1_ Microfilm, 16mm
                                                   Master
                                   Revisions:  Yes
                                   Delivery:   90 days prior to
                                               delivery of first
                                               Aircraft

7.   Aircraft Recovery Document    Format:     __ Printed Two Sides
                                   Revisions:  Yes
                                   Delivery:   90 days prior to
                                               delivery of first
                                               Aircraft

8.   Airplane Characteristics      Format:     __ Printed Two Sides
     for Airport Planning          Revisions:  Yes
                                   Delivery:   90 days prior to
                                               delivery of first
                                               Aircraft

9.   Airplane Rescue and           Format:     __ Printed Two Sides
     Fire Fighting Document        Revisions:  Yes
     (Common to other models,      Delivery:   90 days prior to
     quantity indicates                        delivery of first
     total required)                           Aircraft

10.  Engine Handling Document      Format:     __ Printed Two Sides
                                   Revisions:  Yes
                                   Delivery:   90 days after
                                               signing Purchase
                                               Agreement

F.  CONFIGURATION, MAINTENANCE     Format:     __ Printed Two Sides
    AND PROCEDURES FOR             Revisions:  Yes
    EXTENDED RANGE OPERATION       Delivery:   90 days prior to
                                               delivery of first
                                               Aircraft

G.   ETOPS Guide Vol. I            Format:     __ Printed Two Sides
     (Configuration, Maintenance   Revisions:  No
     and Procedures Supplement)    Delivery:   90 days after
                                               signing Purchase
                                               Agreement

H.   ETOPS Guide Vol. II           Format:     __ Printed Two Sides
     (Maintenance Programs         Revisions:  No
     Guidelines) (Common to        Delivery:   90 days after
     other models, quantity                    signing Purchase
     indicates total required)                 Agreement

I.   COMPUTER SOFTWARE INDEX       Format:     __ Printed Two Sides
     (Common to other models,      Revisions:  Yes
     quantity indicates            Delivery:   Concurrent with delivery
     total required)                           of First Aircraft

J.   SUPPLIER TECHNICAL DATA

     1.   Service Bulletins                    __

     2.   Ground Support Equipment             __
          Date

     3.   Provisioning Information             __

     4.   Component Maintenance/               __
          Overhaul Manuals

     5.   Component Maintenance/               __
          Overhaul Manuals Index
          (Common to other models,
          quantity indicates total
          required)

     6.   Publications Index                   __

     7.   Product Support                      __
          Supplier Directory
          (Common to other models,
          quantity indicates total
          required)

                            PART E

         BUYER'S INDEMNIFICATION OF BOEING AND INSURANCE


1.   Buyer's Indemnification Of Boeing.

     Buyer hereby indemnifies and holds harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Buyer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way related to the performance by Boeing of training, services or other obligations pursuant to this Exhibit C-1, whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing, whether active, passive or imputed.

     1.1 With regard to training, services and obligations other than Revenue Service Training, the foregoing indemnification will not apply to the legal liability to persons or parties other than Buyer or Buyer's assignees arising out of an accident caused solely by a product defect in an Aircraft.

     1.2 With regard to Revenue Service Training, the foregoing indemnification will apply to the legal liability to persons or parties other than Buyer or Buyer's assignees, even if arising out of an accident caused solely by a product defect in an Aircraft.

2.   Buyer's Insurance.

     Evidence of insurance will be required 30 days prior to the scheduled delivery of the first Aircraft. Accordingly, Buyer will provide certificates of insurance specifically referencing the Agreement and paragraph 1 of this Part E. In addition to showing policy number, limits of liability, and effective dates of coverage, such certificates will contain but not be limited to the following provisions:

     2.1  Hull All Risk; Hull War & Allied Perils Insurance.

          Insurers and/or reinsurers will hold harmless and waive all rights of subrogation against Boeing for any damages or claims arising out of these Exhibit C-1 services.

     2.2  Aircraft Liability Insurance.

          (a) To name Boeing as an additional insured in connection with the performance by Boeing of training, services, or other obligations provided under this Exhibit C-1.

          (b) To provide that the insurance arranged herein will be primary and without right of contribution with respect to any other insurance which may be available for the protection of Boeing.

          (c) To provide that all provisions of the insurance, except the limits of liability, will operate to give each insured or additional insured the same protection as if there were a separate policy issued covering each insured or additional insured.

          (d) To provide that no act, omission, breach of any warranty or condition, or misrepresentation on the part of the Insured or any other person or party (other than by Boeing) will void, exclude, minimize, or adversely change this coverage as it applies to Boeing.

     2.3  For Coverages Specified in 2.1 and 2.2.

          (a) Acknowledgment that the insurers and/or reinsurers are aware of and have seen a copy of the Agreement and accept and insure the risks and indemnity herein to the extent of the coverage and endorsements as described in this certificate.

          (b) To give 30 day written notice of cancellation, termination or adverse material alteration of the policies (7 day written notice in the event of War Risk or such lesser period as may be in effect with prior notice).

          (c) That Boeing will not be responsible for payment, set off, or assessment of any kind of any premiums in connection with the policies, endorsements or coverages described herein.

          (d) For the purpose of this Part E, "Boeing" is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each and their respective directors, officers, employees and agents.

If more than one Aircraft is to be delivered under the Purchase Agreement, the insurance certificates must reference all Aircraft when delivered or separate certificates must be supplied for each Aircraft. The certificates of insurance will be kept current and valid.

                           PART F

            Alleviation or Cessation of Performance


Boeing will not be required to provide any services, training, data or goods at a facility while:

     1. a labor stoppage or dispute in progress involving Buyer exists;

     2. wars or warlike operations, riots or insurrections in the country where such facility is located exist;

     3. conditions at such facility which, in the opinion of Boeing, are detrimental to the general health, welfare or safety of its personnel and/or their families exist;

     4. the United States Government refuses permission to any Boeing personnel or their families to enter the country where such facility is located, or recommends that any Boeing personnel or their families leave such country; or

     5. the United States Government refuses Boeing permission to deliver goods or services to the country where such facility is located.

Boeing further reserves the right, upon the occurrence of any of such events, subsequent to the location of Boeing personnel at Buyer's facility, to immediately and without prior notice relocate its personnel and their families to a place of Boeing's choosing. Any delay resulting therefrom will be deemed a delay by mutual agreement.

              CATEGORY 2 - MAJOR MODEL DIFFERENCES





                    CUSTOMER SUPPORT DOCUMENT

                             between

                       THE BOEING COMPANY

                               and

            INTERNATIONAL LEASE FINANCE CORPORATION





           Exhibit C-2 to Purchase Agreement Number 1830

                 CUSTOMER SUPPORT DOCUMENT NO. 1830


                       Dated June 27, 1995

                           Relating to

             BOEING MODEL 737-600/-700/-800 AIRCRAFT


                        _____________________

     This Customer Support Document is Exhibit C-2 to and forms a part of Purchase Agreement No. 1830 between The Boeing Company (Boeing) and International Lease Finance Corporation (Buyer) relating to the purchase of Boeing Model 737-600/-700/-800 aircraft. This Customer Support Document consists of the following parts:


  PART A    Boeing Maintenance Training Program

  PART B    Boeing Customer Support Services

  PART C    Boeing Flight Training Program

  PART D    Technical Data and Documents

  PART E    Buyer's Indemnification of Boeing and Insurance

  PART F    Alleviation or Cessation of Performance

                             PART A

               BOEING MAINTENANCE TRAINING PROGRAM


1.       General.

         This Part describes the maintenance training to be provided by Boeing (Maintenance Training) at Boeing's training facility at or near Seattle. The Maintenance Training will be provided at no additional charge to Buyer, except as otherwise provided herein.
If any part of the Maintenance Training is not used by Buyer prior to delivery of the first Aircraft, Boeing will not be obligated to provide such Maintenance Training at a later date, unless the parties have otherwise agreed in writing.

All instruction, examinations and materials shall be prepared and presented in the English language and in the units of measure used by Boeing. Buyer will provide interpreters if required for Buyer's personnel.

Buyer will be responsible for the living expenses of Buyer's personnel during Maintenance Training. For Maintenance Training provided at or near Seattle, Boeing will transport Buyer's personnel between their local lodging and the training facility.

2.       Maintenance Training Planning Conference.

         No later than 12 months prior to delivery of Buyer's first Aircraft, Boeing and Buyer will conduct a planning conference in order to schedule and discuss the Maintenance Training.

3.       Maintenance Training Program.

  The Maintenance Training Program will (i) consist of classroom presentations supported by training materials and aids and (ii) if practicable, include an escorted tour of aircraft production areas and/or flight lines. The Maintenance Training will include the following courses:

  3.1    Mechanical/Power Plant Systems Course.

         This course provides mechanical instruction on the maintenance of the Aircraft and its systems, including engine systems. Electrical instruction, where necessary, will be provided in order to clarify mechanical system operation.

One class; up to 15 students.

  3.2    Electrical Systems Course.

         This course provides electrical instruction on the maintenance of the Aircraft and its systems, including engine systems. Mechanical instruction, where necessary, will be provided in order to clarify electrical system operation.

One class; up to 15 students.

  3.3    Avionics Systems Course.

         This course provides instruction on the maintenance of the Aircraft automatic flight control systems, communications and navigation systems. It is oriented to those personnel who specialize in trouble analysis and line maintenance on avionics systems.

One class; up to 15 students.

  3.4    Aircraft Rigging Course.

         This course provides instruction on aircraft rigging so as to provide Buyer's specialist personnel with the necessary information to rig all flight control surfaces, landing gear components, aircraft doors and engines. The conditions set forth in paragraph 4 below will be applicable with respect to Boeing's providing such course.

One class; up to 6 students at a mutually acceptable alternate facility.

  3.5    Advanced Composite Repair Course.

         This course provides instruction for Buyer's structural repair personnel and promotes understanding of the design philosophy, inspection and repair of advanced composite components.

One class; up to 6 students.

4.     Training at a Facility Other Than Boeing's.

       If requested prior to the conclusion of the Maintenance Training Planning Conference, Boeing will conduct the classroom training described above (except for the Advanced Composite Repair Course) at a mutually acceptable alternate training site, subject to the following conditions:

  4.1 Buyer will be responsible for providing acceptable classroom space and training equipment required to present the Boeing courseware.

  4.2 Buyer will pay Boeing's then-current per diem charge for each Boeing instructor for each day, or fraction thereof, such instructor is away from Seattle, including travel time.

  4.3 Buyer will reimburse Boeing for round-trip transportation for Boeing's instructors and training materials between Seattle and such alternate training site.

  4.4 Buyer will pay, or reimburse Boeing for, all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing's providing the training at such alternate site.

  4.5 Those portions of training that require the use of Boeing's training devices shall be conducted at Boeing-designated facilities.

5.     Supplier Training.

       The Maintenance Training includes sufficient information on the location, operation and servicing of Aircraft equipment, accessories and parts provided by suppliers to support line maintenance functions.

If Buyer requires additional maintenance training with respect to any supplier-provided equipment, accessories or parts, Buyer will schedule such training directly with the supplier. If Buyer experiences difficulty in scheduling such training, Boeing will, if requested, assist Buyer in coordinating and scheduling such training.

6.     Student Training Material.

       No revision service will be provided for the material provided hereunder.

  6.1    Manuals.

         Boeing will provide at the beginning of each Maintenance
Training course 1 copy of a training manual or equivalent for each student attending such course.

  6.2    Panel Description/Component Locator Guide/Field Trip
         Checklist Manual.

         Boeing will provide 1 copy of a Panel
Description/Component Locator Guide/Field Trip Checklist Manual for each student in each applicable Maintenance Training course.

7.      Other Training Material.

        At the conclusion of the Maintenance Training Program, Boeing will provide to Buyer 1 set of the following training materials, as used in the full Aircraft systems courses. Revision service will not be provided for these materials.

  7.1    Visual Aids.

         7.1.1  Blackline 8-1/2 x 11-inch projection
transparencies.

         7.1.2 Full-scale instrument panel wall charts in the form of black and white copies and mylar reproducible copies.

         7.1.3  Training slides.

  7.2    Reproducible Masters.

         8-1/2 x 11-inch prints suitable for black and white reproduction of all graphics and applicable text.

  7.3    Video Programs.

         Video programs on 3/4-inch U-matic or 1/2-inch VHS cassette formats in NTSC, PAL or SECAM standards, as selected by Buyer.

  7.4    Computer-Based Training (CBT) Courseware.

         CBT courseware, and instructions for courseware installation and operation.

  7.5    Shipment of Materials.

         The training materials described above will be shipped to Buyer 30 days after completion of the first class of each applicable Maintenance Training course.

  7.6    Training Material - Aircraft Configuration.

         The visual aids and reproducible masters (except training slides and CBT) described above will, at the conclusion of the shipments thereof, reflect the configuration of the first Aircraft as delivered to Buyer. CBT Courseware will reflect the major configuration of the first Aircraft delivered to Buyer.

8.       Course Completion Records.

         At the completion of the Maintenance Training, Boeing will provide Buyer with course completion records consisting of the following:

  8.1    Master copies of all examinations given.

  8.2    Attendance and examination records for each student.

  8.3 Certificate of completion for each course each student successfully completes.

                             PART B

                BOEING CUSTOMER SUPPORT SERVICES


1.     General.

       This Part describes the support services to be provided by Boeing at no additional charge to Buyer, unless otherwise specified herein. Except with respect to Field Services, the services described in this Part will be provided by Boeing during a period commencing with delivery of the first Aircraft and continuing so long as one Aircraft is regularly operated by Buyer in commercial air transport service.

2.     Field Service Engineering.

       Boeing will furnish field service representation to advise Buyer on maintenance and operation of the Aircraft (Field Services) as follows:

  2.1 Field Services will be available to Buyer at or near Buyer's main maintenance or engineering facility for periods beginning prior to delivery of each Aircraft and terminating 12 months after delivery of each such Aircraft (Field Service Periods). If such Field Service Periods overlap, the Field Services will be provided concurrently.

  2.2 Buyer will furnish at no charge to Boeing suitable office space and equipment that will include desks, chairs, file cabinets and an electrical power source in, or convenient to, Buyer's facility where each/any Boeing representative is providing Field Services. As required, Buyer will assist each representative providing Field Services with visas, work permits, customs, mail handling, identification passes, and local airport authorities.

  2.3 In addition to the Field Services referred to above, the services of any Boeing field service representative will also be available to Buyer anywhere Buyer may land the Aircraft.

  2.4 Boeing may, from time to time, provide additional support services in the form of Boeing personnel visiting Buyer's facilities to work with Buyer's personnel in an advisory capacity.

3.       Additional Engineering Support Services.

  Boeing will, if requested by Buyer in writing, provide technical advisory assistance with respect to the Aircraft and accessories, equipment and parts manufactured to Boeing's detailed design and installed in the Aircraft at the time of delivery. Such technical advisory assistance, which will be provided from Seattle, will include:

  3.1 analysis of and comment on any Aircraft service or operational problem experienced by Buyer in order to determine the nature of the problem and its cause and to suggest possible solutions;

  3.2 analysis of and comment on Buyer's engineering releases relating to structural repairs of the Aircraft not covered by Boeing's Structural Repair Manual; and

  3.3 analysis of and comment on Buyer's engineering proposals for changes in, or replacement of, parts, accessories or equipment manufactured to Boeing's detailed design (excluding computer software embedded or included therein); provided that Boeing will not analyze or comment on any such change or replacement which constitutes a major structural change, nor on any engineering release related thereto, unless Buyer's request for such analysis and comment is accompanied by complete detailed drawings, substantiating data (including data, if any, required by applicable government agencies), all stress or other appropriate analysis, and a specific statement from Buyer of the kind of review and response desired by Buyer.

4.       Special Services.

  4.1    Facilities, Ground Equipment and Maintenance Planning
         Assistance.

         Boeing will, at Buyer's request, send qualified Boeing engineering representatives to Buyer's main base to evaluate Buyer's technical facilities, tools and equipment for servicing and maintaining the Aircraft, to recommend changes where necessary and to assist in the formulation of Buyer's overall maintenance plan.

  4.2    Additional Services.

         Boeing may, at Buyer's request, provide additional special services with respect to the Aircraft after delivery, which services may include such items as Master Changes (Kits and/or
Data), training, and maintenance and repair of the Aircraft. The provision of such additional services will be subject to (i) a mutually acceptable price, schedule and scope of work and (ii) Boeing's then-current standard contract therefor, including disclaimer and release, exclusion of consequential and other damages, and indemnification and insurance requirements.

  4.3    Post-Delivery Aircraft Services.

         If Boeing performs unanticipated work on an Aircraft after delivery of such Aircraft, but prior to its initial departure flight, or upon its return to Boeing's facilities prior to completion of such flight, the following provisions will apply:

         4.3.1 Title to and risk of loss of any such Aircraft will at all times remain with Buyer.

         4.3.2 The provisions of the Boeing Warranty set forth in Exhibit B of this Agreement will apply to such work.

         4.3.3 Buyer will reimburse Boeing for such work to the extent not covered by the Boeing Warranty applicable to the Aircraft.

         4.3.4 The disclaimer and release and Exclusion of Consequential and Other Damages provisions set forth in Article 12 of this Agreement and the indemnification and insurance provisions set forth in this Exhibit C will apply to such Boeing work.

         4.3.5 In performing such work, Boeing may rely upon the commitment authority of Buyer's personnel requesting such work.

5.     Additional Informational Services.

       Boeing may, from time to time, provide Buyer with additional services in the form of information about the Aircraft or other aircraft of the same type, including information concerning design, manufacture, operation, maintenance, modification, repair and in-service experience.

                             PART C

                 BOEING FLIGHT TRAINING PROGRAM


1.     General.

       This Part describes the flight training to be provided by Boeing (Flight Training) at or near Seattle, or at some other location to be determined pursuant to this Part. The Flight Training will be provided at no additional charge to Buyer, except as otherwise provided herein.

All instruction, examinations and materials will be prepared and presented in the English language and in the units of measure used by Boeing. Buyer will provide interpreters if required for Buyer's personnel.

Buyer will be responsible for the living expenses of Buyer's personnel during the Flight Training Program. For Flight Training provided at or near Seattle, Boeing will transport Buyer's personnel between their local lodging and the training facility.

2.     Flight Training Differences Program.

      In conjunction with earlier sales to Buyer of aircraft of the same model type as the Aircraft, Boeing has provided to Buyer comprehensive flight training for such aircraft. If requested by Buyer at least 12 months prior to delivery of the first Aircraft, Boeing agrees to provide, if required, 1 classroom training class to acquaint up to 4 cockpit crews of Buyer's personnel with any operational, systems and performance differences significant to the operation of the Aircraft, between the first Aircraft scheduled for delivery pursuant to this Agreement and the last aircraft of the same model type as the aircraft previously delivered by Boeing to Buyer. Such course will be scheduled by mutual agreement of Boeing's and Buyer's flight training organizations.

3.     Student Training Material.

       Student training material, in Boeing's then-standard format, will be provided to Buyer's personnel (1 set per student) as listed below. No revision service will be provided for the material provided hereunder.

         Operations Manual
         Quick Reference Handbook

4.     Other Training Material.

       At the conclusion of the Differences Flight Training, Boeing will provide 1 set of the following materials, as used in the Flight
Training Program. Revision service will not be provided for these materials.

  4.1    Computer Based Training (CBT).

         Boeing will provide a copy of Boeing developed CBT materials used in the Flight Training Program. The CBT Courseware will reflect the major configuration of Buyer's first Aircraft. Buyer will require certain equipment and materials in order to use the CBT Program. Equipment and materials required to run the CBT Program will be procured by Buyer at Buyer's expense. The CBT materials provided include the following:

         4.1.1  1 copy of lesson files supplied on CD-ROM disc.

         4.1.2 1 paper copy of loading and operation instructions for installing the lessons on an MS-DOS compatible Personal
Computer or File Server.

         4.1.3 1 copy of the runtime software required to run the CBT lessons.

  4.2    Full-Scale Color Instrument Panel Wall Charts.

5.      Training at a Facility Other Than Boeing's.

       If seasonably requested, Boeing will conduct the Flight Training at a mutually acceptable alternate training site, subject to the following conditions:

  5.1 Buyer will be responsible for providing classroom space acceptable to Boeing, a flight simulator and training equipment required to present the Boeing courseware.

  5.2 Buyer will pay Boeing's then-current per diem charge for each Boeing instructor for each day, or fraction thereof, such instructor is away from Seattle, including travel time.

  5.3 Buyer will reimburse Boeing for round-trip transportation for Boeing's flight training instructors and materials between Seattle and such alternate site.

  5.4 Buyer will pay, or reimburse Boeing for, all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing's providing the training at such alternate site.

  5.5 Those portions of the training that require the use of Boeing's training devices, if any, will be conducted at Boeing-designated facilities.

                             PART D

                  TECHNICAL DATA AND DOCUMENTS


1.      General.

        Boeing will furnish to Buyer the data and documents set forth herein at no additional charge to Buyer, unless otherwise specified herein. Such data and documents will, where applicable, be prepared essentially in accordance with the provisions of Revision
33 to Air Transport Association of America (ATA) Specification
No. 100, dated June 1, 1956, entitled "Specification for Manufacturers' Technical Data," with the following specific exceptions: The Illustrated Parts Catalog will be prepared essentially in accordance with the provisions of Revision 28; the Overhaul and Component Maintenance Manuals will be written to the ATA Revision level established for the airplane model the component was originally used on. Such data and documents are only intended to provide Buyer with pertinent information on components, equipment and installations designed by Boeing for aircraft of the same model type as the Aircraft. Such data and documents will be in English and in the units of measure used by Boeing, except as otherwise specified herein or as may be required to reflect
Aircraft instrumentation.

Digitally-produced data and documents will, where applicable, be prepared essentially in accordance with the provisions of Revision 0 of Air Transport Association of America (ATA)
Specification 2100, dated January 1994, entitled "Digital Data
Standards for Aircraft Support."

2.       Treatment of Data and Documents.

  2.1 The data and documents provided by Boeing under this Agreement ("Documents") are licensed to Buyer. They contain confidential, proprietary and/or trade secret information belonging to Boeing; and Buyer will treat them in confidence and use and disclose them only for Buyer's own internal purposes as specifically authorized herein. If Buyer makes copies of any Documents, the copies will also belong to Boeing and be treated as Documents under this Agreement. Buyer will preserve all restrictive legends and proprietary notices on all Documents and copies.

  2.2 All Documents will only be used: (a) for the purpose of maintenance, repair, or modification of an

Aircraft or spare part as permitted in the Spare Parts GTA or Customer Services GTA between Buyer and Boeing, and then only in connection with an Aircraft or spare part for which the Document in question is tabulated or identified by Boeing serial number, and (b) for the purpose of Buyer's own development and manufacture of training devices for use by Buyer, in connection with the Aircraft.

  2.3 Any Document may be provided to Buyer's contractors for maintenance, repair, or modification of the Aircraft; and Airplane Flight Manuals, Operations Manuals, Aircraft Maintenance Manuals, Wiring Diagram Manuals, System Schematics Manuals, Component Maintenance/Overhaul Manuals and assembly and installation drawings may be provided to Buyer's contractors for development and manufacture of training devices for use by Buyer, but in both cases, only if Buyer's contractor is, at the time of transfer of Documents, bound by a Boeing Customer Services GTA, or other appropriate proprietary information protection agreement with Boeing, applicable to the Documents.

3.       Document Formats and Quantities.

         The Attachment is provided to record the quantities and formats of Documents provided to Buyer which are applicable to aircraft previously delivered by Boeing of the same model type as the Aircraft. Revisions to such Documents will be provided as necessary to reflect the configuration, at time of delivery, of the Aircraft to which this Part D applies. Space is provided in the Attachment for Buyer and Boeing to indicate changes, mutually agreed upon concurrently with signing this Agreement, in the quantities and formats of such Documents to be hereinafter provided.

In the event Boeing determines that revisions would not be appropriate for any of the Documents described in the Attachment, Boeing reserves the right to furnish to Buyer, in lieu of such revisions, a separate publication of such Document for the Aircraft in the same format and quantity as indicated in the Attachment. Revision service for such publication will be the same as for the document it replaces.

4.     Revision Service.

       Further revisions to any such Documents will be provided with respect to such Aircraft in accordance with the provisions applicable to such Documents, as set forth in the purchase agreement or purchase agreement supplement under which Boeing originally agreed to provide such Documents, as such provisions may have been amended by the parties.

5.     Supplier Technical Data.

       Boeing will continue to maintain the supplier data program referred to in the purchase agreement or purchase agreement supplement under which data and documents for Buyer's aircraft of the same model type as the Aircraft were originally provided to Buyer. As indicated in such prior purchase agreement or supplement, the provisions of such supplier data program are not applicable to items of Buyer Furnished Equipment

6.     Additional Data and Documents.

      If Boeing provides data or documents other than Documents which are not covered by a Boeing Customer Services GTA or other proprietary information protection agreement between Boeing and Buyer, all such data and documents will be considered things delivered under this Agreement and treated as Documents.

7.   Buyer's Shipping Address.

     Boeing will ship the Documents furnished hereunder to Buyer's shipping address for data and documents previously provided to Boeing. Buyer shall promptly notify Boeing of any change to such address.

Attachment to
Part D of Exhibit C-2 to
Purchase Agreement No. 1830


                           WORKSHEET


                                   ORIGINAL        REVISED
ITEM   NAME                        QUANTITY        QUANTITY      FORMAT



A.     FLIGHT OPERATIONS:

 1.    Airplane Flight Manual       ________      ________       Printed 1 Side

     NOTE:  An additional copy is
            placed aboard each
            airplane at delivery
            as required by FAR's.

 2.    Operations Manual and Quick  ________      ________       Printed 2 Sides
       Reference Handbook

 3.    Weight and Balance Control   ________      ________       Reproduced
       and Loading Manual

 4.    Dispatch Deviation           ________      ________       Printed 2 Sides
       Procedures Guide

 5.     Flight Crew Training Manual  ________     ________       Printed 2 Sides

 6.     Performance Engineer's Manual ________    ________       Printed 2 Sides

 7.     Fault Reporting Manual       ________     ________       Printed 2 Sides

B.     MAINTENANCE

 1.     Aircraft Maintenance Manual   _______    _______      Printed 2 Sides

                                      _______    _______      Printed 1 Side

                                      _______    _______      Microfilm, 16mm,
                                                              Duplicate

                                      _______    _______      Microfilm, 16mm,
                                                              Master

                                      _______    _______      Digital Format

 2.     Wiring Diagram Manual         ___1___    ___1___      Full-Size Mylar
                                                              Reproducible of any
                                                              Wiring Diagram or
                                                              Chart on specific
                                                              request therefor

                                     ___1___     ___1___      One set of 35mm
                                                              Aperture Cards of
                                                              all Wiring
                                                              Diagrams and Charts


                                     _______     ______       Standard Printed
                                                              Copies of Entire
                                                              Manual

                                     _______     ______       Standard Printed
                                                              Copies of all
                                                              sections except
                                                              EDP portion

                                     ______      ______       EDP portion in
                                                              Microfilm, 16mm,
                                                              Duplicate

                                     ______      ______      EDP portion in
                                                              Microfilm, 16mm,
                                                              Master

                                     ________   ________      Entire Manual,
                                                              Microfilm,
                                                              16mm, Duplicate

                                    ________    ________     Entire Manual,
                                                             Microfilm, 16mm,
                                                             Master

                                    ________   ________      Digital Format

 3.   System Schematics Manual      ________   ________      Printed 2 Sides

                                    ________   ________      Full-Size Mylar
                                                             Reproducibles of any
                                                             page, upon specific
                                                             request therefor

                                    ________   _______       35mm Aperture Cards

                                    ________   ________      Schematics,
                                                             Microfilm, 16mm,
                                                             Duplicate

                                    ________   ________      Microfilm, 16mm,
                                                             Master

                                    ________   ________      Digital Format

 4.   Electrical Connectors         ________   ________      Printed
      Options Document



 5.     Fault Isolation Manual      ________  ________      Printed 2
        (if separate)                                       Sides or

                                    ________   ________     Microfilm, 16mm,
                                                            Duplicate

                                    ________   ________     Microfilm, 16mm,
                                                            Master

                                    ________   ________     Digital Format

 6.    Structural Repair Manual     ________   ________     Printed 2 Sides

                                    ________   ________     Printed 1 Side

                                    ________   ________     Microfilm, 16mm,
                                                            Duplicate

                                    ________   ________     Microfilm, 16mm,
                                                            Master

                                    ________   ________     Digital Format

 7.    Component Maintenance/       ________   ________     Printed 2 Sides
       Overhaul Manuals

                                    ________   ________     Microfilm, 16mm,
                                                            Duplicate

                                    ________   ________     Microfilm, 16mm,
                                                            Master

 8.     Chapter 20 Standard         ________   ________     Printed 2 Sides
        Overhaul Practices Manual
        (total quantity - all models) ________ ________     Printed 1 Side

                                      ________ ________     Microfilm, 16mm,
                                                            Duplicate

                                      ________ ________     Microfilm, 16mm,
                                                            Master

 9.    Chapter 20 Standard Wiring    ________  ________     Printed 2 Sides
       Practices Manual
       (total quantity - all models) ________  ________     Microfilm, 16mm,
                                                            Duplicate

                                     ________  ________     Microfilm, 16mm,
                                                            Master

                                     ________  ________     Digital Format


10.    Nondestructive Test           ________  ________     Printed 2 Sides
       Manual

                                     ________  ________     Printed 1 Side

                                     ________  ________     Microfilm, 16mm,
                                                            Duplicate

                                     ________  ________     Microfilm, 16mm,
                                                            Master

11.    Service Bulletins             ________  ________     Printed 2 Sides

12.    Service Bulletin Index        ________  ________     Printed 2 Sides

13.    Corrosion Prevention Manual   ________  ________     Printed 2 Sides

                                     ________  ________     Printed 1 Side

                                     ________  ________     Microfilm, 16mm,
                                                            Duplicate

                                     ________  ________     Microfilm, 16mm,
                                                            Master

14.    Fuel Measuring Stick          ________  ________     Reproduced
       Calibration
       Document

15.    Power Plant Buildup Manual    ________  ________     Printed 2 Sides

                                     ________  ________     Printed 1 Side

                                     ________  ________     Microfilm, 16mm,
                                                            Duplicate

                                     ________  ________     Microfilm, 16mm,
                                                            Master

                                     ________  ________     Digital Format

16.    In-Service Activity Report    ________  ________     Printed

17.    Significant Service Item      ________  ________     Printed
       Summary

18.    All Operators Letters         ________  ________     Printed

19.    Service Letters               ________  ________     Printed

20.    Maintenance Tips              ________  ________     Printed


21.    FMS BITE Manual               ________  ________     Printed 2 Sides

                                     ________  ________     Microfilm, 16mm,
                                                            Duplicate

                                     ________  ________     Microfilm, 16mm,
                                                            Master

22.    Production Management Data Base ________ ________    Digital Format
       (PMDB)

23.    Combined Index                  ________ ________     Printed 2 Sides

                                       ________ ________     Digital Format

C.     MAINTENANCE PLANNING

 1.    Maintenance Planning            ________ ________     Printed
       Data Documents

 2.    Maintenance Task Cards          ________ ________     Printed 1 Side

 3.    Maintenance Inspection          ________ ________     Printed
          Intervals Report
          (total quantity - all models)

D.     SPARES

 1.    Illustrated Parts Catalog        ________ ________    Printed 2 Sides
       (select one format only)
                                        ________ ________    Printed 1 Side

                                        ________ ________    Microfilm (16mm)

                                        ________ ________    Microfilm (Silver
                                                             Halide)

 2.   Standards Books

      a.     Index                      ________ ________   Printed 2 Sides

                                        ________ ________   Microfilm

      b.     Parts Standards            ________ ________   Printed 2 Sides

                                        ________ ________   Microfilm

      c.     Parts Specifications       ________ ________   Printed 2 Sides

                                        ________ ________   Microfilm


      d.     Standards for Repair       ________ ________   Printed 2 Sides

                                        ________ ________   Microfilm

      e.     Obsolete Standards         ________ ________   Printed 2 Sides

                                        ________ ________   Microfilm

      f.     Commercial Markers         ________ ________   Printed 2 Sides

                                        ________ ________   Microfilm

      g.     Commercial Markers 737     ________ ________   Printed 2 Sides

                                        ________ ________   Microfilm

      h.     Passenger Cabin Symbology ________ ________   Printed 2 Sides
             (Commercial Placards)

                                       ________ ________   Microfilm

      i.     Process Standards        ________ ________    Printed 2 Sides

                                      ________ ________    Microfilm

      j.     Material Standards       ________ ________    Printed 2 Sides

                                      ________ ________    Microfilm

      k.    Drafting Standards Practices ________ ________   Printed 2 Sides

                                       ________ ________   Microfilm

      l.    Specification Support      ________ ________   Printed 2 Sides
            Standards

                                       ________ ________   Microfilm

E.     FACILITIES AND EQUIPMENT PLANNING

 1.    Facilities and Equipment        ________ ________   Printed 2 Sides
       Planning Document

 2.    Special Tool and Ground         ________ ________   Sets Aperture
        Handling Equipment Drawings                        Cards

                                       ________ ________   Sets Reproducible

                                       ________ ________   Sets Black & White
                                                           Copies




 3.    Special Tool and Ground         ________ ________   Printed 2 Sides
       Handling Equipment Drawings
       Index

 4.    Supplementary Tooling           ________ ________   Printed 2 Sides
       Documentation
       (Total quantity - all models)

 5.    System Test Equipment           ________ ________   Printed 1 Side
       Document

 6.    Illustrated Tool and            ________ ________   Printed 2 Sides
       Equipment Manual

                                       ________ ________   Printed 1 Side

                                       ________ ________   Microfilm, 16mm,
                                                           Duplicate

                                       ________ ________   Microfilm, 16mm,
                                                           Master

 7.    Airplane Recovery Document      ________ ________   Printed 2 Sides

 8.    Aircraft Rescue and             ________ ________   Printed
       Firefighting Document

 9.    Engine Handling Document        ________ ________   Printed 2 Sides

F.     EROPS

     Configuration, Maintenance        ________ ________   Printed 2 Sides
     and Procedures for Extended
     Range Operations Document

G.   COMPUTER SOFTWARE DOCUMENTATION FOR AIRBORNE COMPONENTS

     Computer Software Index           ________ ________   Printed 2 Sides

H.   SUPPLIER TECHNICAL DATA

     Product Support Supplier          ________ ________   Printed
     Directory (total quantity -
     all models)



                             PART E

         BUYER'S INDEMNIFICATION OF BOEING AND INSURANCE


1.       Buyer's Indemnification Of Boeing.

         Buyer hereby indemnifies and holds harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Buyer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way related to the performance by Boeing of training, services or other obligations pursuant to this Exhibit C-2, whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing, whether active, passive or imputed.

  1.1 With regard to training, services and obligations other than Revenue Service Training, the foregoing indemnification will not apply to the legal liability to persons or parties other than Buyer or Buyer's assignees arising out of an accident caused solely by a product defect in an Aircraft.

  1.2 With regard to Revenue Service Training, the foregoing indemnification will apply to the legal liability to persons or parties other than Buyer or Buyer's assignees, even if arising out of an accident caused solely by a product defect in an Aircraft.

2.       Buyer's Insurance.

         Evidence of insurance will be required 30 days prior to the scheduled delivery of the first Aircraft. Accordingly, Buyer will provide certificates of insurance specifically referencing the Agreement and paragraph 1 of this Part E. In addition to showing policy number, limits of liability, and effective dates of coverage, such certificates will contain but not be limited to the following provisions:

  2.1    Hull All Risk; Hull War & Allied Perils Insurance.

         Insurers and/or reinsurers will hold harmless and waive all rights of subrogation against Boeing for any damages or claims arising out of these Exhibit C-2 services.

  2.2    Aircraft Liability Insurance.

         (a) To name Boeing as an additional insured in connection with the performance by Boeing of training, services, or other obligations provided under this Exhibit C-2.

         (b) To provide that the insurance arranged herein will be primary and without right of contribution with respect to any other insurance which may be available for the protection of Boeing.

         (c) To provide that all provisions of the insurance, except the limits of liability, will operate to give each insured or additional insured the same protection as if there were a separate policy issued covering each insured or additional insured.

         (d) To provide that no act, omission, breach of any warranty or condition, or misrepresentation on the part of the Insured or any other person or party (other than by Boeing) will void, exclude, minimize, or adversely change this coverage as it applies to Boeing.

  2.3    For Coverages Specified in 2.1 and 2.2.

         (a) Acknowledgment that the insurers and/or reinsurers are aware of and have seen a copy of the Agreement and accept and insure the risks and indemnity herein to the extent of the coverage and endorsements as described in this certificate.

         (b) To give 30 day written notice of cancellation, termination or adverse material alteration of the policies (7 day written notice in the event of War Risk or such lesser period as may be in effect with prior notice).

         (c) That Boeing will not be responsible for payment, set off, or assessment of any kind of any premiums in connection with the policies, endorsements or coverages described herein.

         (d) For the purpose of this Part E, "Boeing" is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each and their respective directors, officers, employees and agents.

If more than one Aircraft is to be delivered under the Purchase Agreement, the insurance certificates must reference all Aircraft when delivered or separate certificates must be supplied for each Aircraft. The certificates of insurance will be kept current and valid.

                             PART F

             Alleviation or Cessation of Performance


Boeing will not be required to provide any services, training, data or goods at a facility while:

  1. a labor stoppage or dispute in progress involving Buyer exists;

  2. wars or warlike operations, riots or insurrections in the country where such facility is located exist;

  3. conditions at such facility which, in the opinion of Boeing, are detrimental to the general health, welfare or safety of its personnel and/or their families exist;

  4. the United States Government refuses permission to any Boeing personnel or their families to enter the country where such facility is located, or recommends that any Boeing personnel or their families leave such country; or

  5. the United States Government refuses Boeing permission to deliver goods or services to the country where such facility is located.

Boeing further reserves the right, upon the occurrence of any of such events, subsequent to the location of Boeing personnel at Buyer's facility, to immediately and without prior notice relocate its personnel and their families to a place of Boeing's choosing. Any delay resulting therefrom will be deemed a delay by mutual agreement.

              CATEGORY 3 - MINOR MODEL DIFFERENCES





                    CUSTOMER SUPPORT DOCUMENT


                             between

                       THE BOEING COMPANY

                               and

            INTERNATIONAL LEASE FINANCE CORPORATION






           Exhibit C-3 to Purchase Agreement Number 1830

                 CUSTOMER SUPPORT DOCUMENT NO. 1830

                        Dated June 27, 1995

                           Relating to

             BOEING MODEL 737-600/-700/-800 AIRCRAFT

                        ____________________





  This Customer Support Document is Exhibit C-3 to and forms a part of Purchase Agreement No. 1830 between The Boeing Company (Boeing) and International Lease Finance Corporation (Buyer) relating to the purchase of Boeing Model 737-600/-700/-800 aircraft. This Customer Support Document consists of the following parts:


  PART A Boeing Maintenance Training Program

  PART B Boeing Customer Support Services

  PART C Boeing Flight Training Program

  PART D Technical Data and Documents

  PART E Buyer's Indemnification of Boeing and Insurance

  PART F Alleviation or Cessation of Performance

                             PART A

               BOEING MAINTENANCE TRAINING PROGRAM


1.       General.

  This Part describes the maintenance training to be provided by Boeing (Maintenance Training) at Boeing's training facility at or near Seattle. The Maintenance Training will be provided at no additional charge to Buyer, except as otherwise provided herein.

All instruction, examinations and materials shall be prepared and presented in the English language and in the units of measure used by Boeing. Buyer will provide interpreters if required for Buyer's personnel.

Buyer will be responsible for the living expenses of Buyer's personnel during Maintenance Training. For Maintenance Training provided at or near Seattle, Boeing will transport Buyer's personnel between their local lodging and the training facility.

2.       Maintenance Training Program.

  In conjunction with earlier sales to Buyer of the same model type aircraft as the Aircraft, Boeing has provided to Buyer comprehensive maintenance training and/or materials for such aircraft. If requested by Buyer at least 12 months prior to delivery of the first Aircraft, Boeing agrees to provide 1 Maintenance Training course consisting of classroom training to acquaint up to 15 of Buyer's personnel with any operational, structural or systems differences between the first Aircraft scheduled for delivery pursuant to this Agreement and the last aircraft of the same model type for which maintenance training and/or materials were delivered by Boeing to Buyer that are significant to the maintenance of the Aircraft. Such course will be scheduled by mutual agreement of Boeing's and Buyer's maintenance training organizations.

3.       Training Materials.

  Boeing will provide Buyer with a narrative description defining the expected time to teach the various differences between the first Aircraft scheduled for delivery pursuant to this agreement and the last aircraft of the same model type for which maintenance training and/or materials were delivered by Boeing to Buyer.

If Buyer chooses to have Boeing provide a differences Maintenance Training course, Boeing will provide at the beginning of the course, 1 copy of a training manual for the differences training course to each student attending such course. Boeing will also provide to the Buyer 1 set of visual aid projection transparencies and 1 set of black and white reproducible masters of the training manual graphics and text utilized in the Maintenance Training class. No revision service will be provided for such training manuals and materials.

If Buyer chooses not to have Boeing provide a differences Maintenance Training course, Boeing will provide to Buyer at Buyer's direction, 1 set of visual aid projection transparencies and 1 set of black and white reproducible masters of the training manual graphics and text that would have been utilized in a differences Maintenance Training class. Delivery of requested materials will satisfy difference training entitlements as defined herein. No revision service will be provided for such training manuals and materials.

4.       Training at a Facility Other Than Boeing's.

  If seasonably requested, Boeing will conduct the classroom training described above at a mutually acceptable alternate training site, subject to the following conditions:

  4.1 Buyer will be responsible for providing acceptable classroom space and training equipment required to present the Boeing courseware.

  4.2 Buyer will pay Boeing's then-current per diem charge for each Boeing instructor for each day, or fraction thereof, such instructor is away from Seattle, including travel time.

  4.3 Buyer will reimburse Boeing for round-trip transportation for Boeing's instructors and training materials between Seattle and such alternate training site.

  4.4 Buyer will pay, or reimburse Boeing for, all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing's providing the training at such alternate site.

  4.5 Those portions of training that require the use of Boeing's training devices, if any, will be conducted at Boeing-designated facilities.

                             PART B

                BOEING CUSTOMER SUPPORT SERVICES


1.       General.

  This Part describes the support services to be provided by Boeing at no additional charge to Buyer, unless otherwise specified herein. Except with respect to Field Services, the services described in this Part will be provided by Boeing during a period commencing with delivery of the first Aircraft and continuing so long as one Aircraft is regularly operated by Buyer in commercial air transport service.

2.       Field Service Engineering.

  Boeing will furnish field service representation to advise Buyer on maintenance and operation of the Aircraft (Field Services) as follows:

  2.1 Field Services will be available to Buyer at or near Buyer's main maintenance or engineering facility for periods beginning prior to delivery of each Aircraft and terminating 12 months after delivery of each such Aircraft (Field Service Periods). If such Field Service Periods overlap, the Field Services will be provided concurrently.

  2.2 Buyer will furnish at no charge to Boeing suitable office space and equipment that will include desks, chairs, file cabinets and an electrical power source in, or convenient to, Buyer's facility where each/any Boeing representative is providing Field Services. As required, Buyer will assist each representative providing Field Services with visas, work permits, customs, mail handling, identification passes, and local airport authorities.

  2.3 In addition to the Field Services referred to above, the services of any Boeing field service representative will also be available to Buyer anywhere Buyer may land the Aircraft.

  2.4 Boeing may, from time to time, provide additional support services in the form of Boeing personnel visiting Buyer's facilities to work with Buyer's personnel in an advisory capacity.

3.       Additional Engineering Support Services.

  Boeing will, if requested by Buyer in writing, provide technical advisory assistance with respect to the Aircraft and accessories, equipment and parts manufactured to Boeing's detailed design and installed in the Aircraft at the time of delivery. Such technical advisory assistance, which will be provided from Seattle, will include:

  3.1 analysis of and comment on any Aircraft service or operational problem experienced by Buyer in order to determine the nature of the problem and its cause and to suggest possible solutions;

  3.2 analysis of and comment on Buyer's engineering releases relating to structural repairs of the Aircraft not covered by Boeing's Structural Repair Manual; and

  3.3 analysis of and comment on Buyer's engineering proposals for changes in, or replacement of, parts, accessories or equipment manufactured to Boeing's detailed design (excluding computer software embedded or included therein); provided that Boeing will not analyze or comment on any such change or replacement which constitutes a major structural change, nor on any engineering release related thereto, unless Buyer's request for such analysis and comment is accompanied by complete detailed drawings, substantiating data (including data, if any, required by applicable government agencies), all stress or other appropriate analysis, and a specific statement from Buyer of the kind of review and response desired by Buyer.

4.       Special Services.

  4.1    Facilities, Ground Equipment and Maintenance Planning
         Assistance.

         Boeing will, at Buyer's request, send qualified Boeing engineering representatives to Buyer's main base to evaluate Buyer's technical facilities, tools and equipment for servicing and maintaining the Aircraft, to recommend changes where necessary and to assist in the formulation of Buyer's overall maintenance plan.

  4.2    Additional Services.

         Boeing may, at Buyer's request, provide additional special services with respect to the Aircraft after delivery, which may include such items as Master Changes (Kits and/or Data), training and maintenance and repair of the Aircraft. Providing such additional services will be subject to (i) mutually acceptable price, schedule and scope of work and (ii) Boeing's then-current standard contract therefor including disclaimer and release, exclusion of consequential and other damages and indemnification and insurance requirements.

  4.3    Post-Delivery Aircraft Services.

         If Boeing performs unanticipated work on an Aircraft after delivery of such Aircraft, but prior to its initial departure flight, or upon its return to Boeing's facilities prior to completion of such flight, the following provisions will apply:

         4.3.1 Title to and risk of loss of any such Aircraft will at all times remain with Buyer.

         4.3.2 The provisions of the Boeing Warranty set forth in Exhibit B of this Agreement will apply to such work.

         4.3.3 Buyer will reimburse Boeing for such work to the extent not covered by the Boeing Warranty applicable to the Aircraft.

         4.3.4  The Disclaimer and Release and Exclusion of
Consequential and Other Damages provisions set forth in Article 12 of this Agreement and the indemnification and insurance provisions set forth in this Exhibit C will apply to such Boeing work.

         4.3.5 In performing such work, Boeing may rely upon the commitment authority of Buyer's personnel requesting such work.

5.       Additional Informational Services.

  Boeing may, from time to time, provide Buyer with additional services in the form of information about the Aircraft or other aircraft of the same type, including information concerning design, manufacture, operation, maintenance, modification, repair and in-service experience.

                             PART C

                 BOEING FLIGHT TRAINING PROGRAM


1.       General.

  This Part describes the flight training to be provided by Boeing (Flight Training) at or near Seattle, or at some other location to be determined pursuant to this Part. The Flight Training will be provided at no additional charge to Buyer, except as otherwise provided herein.

All instruction, examinations and materials will be prepared and presented in the English language and in the units of measure used by Boeing. Buyer will provide interpreters if required for Buyer's personnel.

Buyer will be responsible for the living expenses of Buyer's personnel during the Flight Training Program. For Flight Training provided at or near Seattle, Boeing will transport Buyer's personnel between their local lodging and the training facility.

2.       Flight Training Program.

  In conjunction with earlier sales to Buyer of aircraft of the same model type as the Aircraft, Boeing has provided to Buyer comprehensive flight training for such aircraft. If requested by Buyer at least 12 months prior to delivery of the first Aircraft, Boeing agrees to provide, if required, 1 classroom training class to acquaint up to 15 of Buyer's personnel with any operational, systems and performance differences significant to the operation of the Aircraft, between the first Aircraft scheduled for delivery pursuant to this Agreement and the last aircraft of the same model type as the aircraft previously delivered by Boeing to Buyer. Such course will be scheduled by mutual agreement of Boeing's and Buyer's flight training organizations.

3.       Training Materials.

  Any training materials, if required, that are used in Flight
Training shall be provided to Buyer at the conclusion of such class. No revision service shall be provided for such training materials.

4.       Training at a Facility Other Than Boeing's.

  If seasonably requested, Boeing will conduct the Flight Training at a mutually acceptable alternate training site, subject to the following conditions:

  4.1 Buyer will be responsible for providing classroom space acceptable to Boeing, a flight simulator and training equipment required to present the Boeing courseware.

  4.2 Buyer will pay Boeing's then-current per diem charge for each Boeing instructor for each day, or fraction thereof, such instructor is away from Seattle, including travel time.

  4.3 Buyer will reimburse Boeing for round-trip transportation for Boeing's flight training instructors and materials between Seattle and such alternate site.

  4.4 Buyer will pay, or reimburse Boeing for, all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing's providing the training at such alternate site.

  4.5 Those portions of the training that require the use of Boeing's training devices, if any, will be conducted at Boeing-designated facilities.

                             PART D

                  TECHNICAL DATA AND DOCUMENTS


1.       General.

  Boeing will furnish to Buyer the data and documents set forth herein at no additional charge to Buyer, unless otherwise specified herein. Such data and documents will, where applicable, be prepared essentially in accordance with the provisions of Revision 33 to Air Transport Association of America Specification No. 100, dated June 1, 1956, entitled "Specification for Manufacturers' Technical Data," with the following specific exceptions: The Illustrated Parts Catalog, will be prepared essentially in accordance with the provisions of Revision 28. The Overhaul and Component Maintenance Manuals will be written to the ATA Revision level established for the airplane model the component was originally used on. Such data and documents are only intended to provide Buyer with pertinent information on components, equipment and installations designed by Boeing for aircraft of the same model type as the Aircraft. Such data and documents will be in English and in the units of measure used by Boeing, except as otherwise specified herein or as may be required to reflect Aircraft instrumentation.

Digitally-produced data and documents will, where applicable, be prepared essentially in accordance with the provisions of Revision 0 of Air Transport Association of America (ATA)
Specification 2100, dated January 1994, entitled "Digital Data
Standards for Aircraft Support."

2.       Treatment of Data and Documents.

  2.1 The data and documents provided by Boeing under this Agreement ("Documents") are licensed to Buyer. They contain confidential, proprietary and/or trade secret information belonging to Boeing; and Buyer will treat them in confidence and use and disclose them only for Buyer's own internal purposes as specifically authorized herein. If Buyer makes copies of any Documents, the copies will also belong to Boeing and be treated as Documents under this Agreement. Buyer will preserve all restrictive legends and proprietary notices on all Documents and copies.

  2.2 All Documents will only be used: (a) for the purpose of maintenance, repair, or modification of an

Aircraft or spare part as permitted in the Spare Parts GTA or Customer Services GTA between Buyer and Boeing, and then only in connection with an Aircraft or spare part for which the Document in question is tabulated or identified by Boeing serial number, and
(b) for the purpose of Buyer's own development and manufacture of training devices for use by Buyer, in connection with the Aircraft.

  2.3 Any Document may be provided to Buyer's contractors for maintenance, repair, or modification of the Aircraft; and Airplane Flight Manuals, Operations Manuals, Aircraft Maintenance Manuals, Wiring Diagram Manuals, System Schematics Manuals, Component Maintenance/Overhaul Manuals and assembly and installation drawings may be provided to Buyer's contractors for development and manufacture of training devices for use by Buyer, but in both cases, only if Buyer's contractor is, at the time of transfer of Documents, bound by a Boeing Customer Services GTA, or other appropriate proprietary information protection agreement with Boeing, applicable to the Documents.

3.       Document Formats and Quantities.

  The Attachment is provided to record the quantities and formats of Documents provided to Buyer which are applicable to aircraft previously delivered by Boeing of the same model type as the Aircraft. Revisions to such Documents will be provided as necessary to reflect the configuration, at time of delivery, of the Aircraft to which this Part applies. Space is provided in the Attachment for Buyer and Boeing to indicate changes, mutually agreed upon concurrently with signing this Agreement, in the quantities and formats of such Documents to be hereinafter provided.

In the event Boeing determines that revisions would not be appropriate for any of the Documents described in the Attachment, Boeing reserves the right to furnish to Buyer, in lieu of such revisions, a separate publication of such Document for the Aircraft in the same format and quantity as indicated in the Attachment. Revision service for such publication shall be the same as for the Document it replaces.

4.       Revision Service.

  Further revisions to any such Documents will be provided with respect to such Aircraft in accordance with the provisions applicable to such Documents, as set forth in the purchase agreement or purchase agreement supplement under which Boeing originally agreed to provide such

Documents, as such provisions may have been amended by the parties.

5.       Supplier Technical Data.

  Boeing will continue to maintain the supplier data program referred to in the purchase agreement or purchase agreement supplement under which data and documents for Buyer's aircraft of the same model type as the Aircraft were originally provided to Buyer. As indicated in such prior purchase agreement or supplement, the provisions of such supplier data program are not applicable to items of Buyer Furnished Equipment.

6.       Additional Data and Documents.

  If Boeing provides data or documents other than Documents which are not covered by a Boeing Customer Services GTA or other proprietary information protection agreement between Boeing and Buyer, all such data and documents will be considered things delivered under this Agreement and treated as Documents.

7.       Buyer's Shipping Address.

  Boeing will ship the Documents furnished hereunder to Buyer's shipping address for data and documents previously provided to Boeing. Buyer shall promptly notify Boeing of any change to such address.

Attachment to
Part D of Exhibit C-3 to
Purchase Agreement No. 1830

                                  WORKSHEET


                                      ORIGINAL      REVISED
ITEM  NAME                            QUANTITY      QUANTITY    FORMAT


A.     FLIGHT OPERATIONS:

 1.   Airplane Flight Manual          ________      ________    Printed 1 Side

      NOTE:  An additional copy is
             placed aboard each
             airplane at delivery
             as required by FAR's.

 2.   Operations Manual and Quick     ________      ________    Printed 2 Sides
      Reference Handbook

 3.   Weight and Balance Control      ________      ________    Reproduced
      and Loading Manual

 4.   Dispatch Deviation              ________      ________    Printed 2 sides
      Procedures Guide

 5.   Flight Crew Training Manual     ________      ________    Printed 2 Sides

 6.   Performance Engineer's Manual   ________      ________    Printed 2 Sides

 7.   Fault Reporting Manual          ________      ________    Printed 2 Sides/

 8.   Jet Transport Performance       ________      ________    Printed 2 Sides
      Methods
      (total quantity - all models)

10.   FMC Supplemental Data           ________     ________     Printed 2 Sides

11.   Operational Performance
      Software (OPS)

     a. Inflight and Report Programs  ________     ________     Digital Magnetic
                                                                Tape Diskette, IBM
                                                                Compatible:

                                      ________     ________     3.5 Inch (720KB or
                                                                1.44MB)
                                      ________     ________     5.25Inch (360KB or
                                                                1.2MB)
                                      ________     ________     Diskette, Macintosh
                                                                3.5 Inch (800KB or
                                                                1.4MB)


     b. Airplane Performance          ________     ________     Digital Magnetic
        Monitoring (APM/HISTRY)                                 Tape Diskette, IBM
                                                                Compatible:
                                      ________     ________     3.5 Inch (720KB or
                                                                1.44MB)
                                      ________     ________     5.25Inch (360KB or
                                                                1.2MB)
                                      ________     ________     Diskette, Macintosh
                                                                3.5 Inch (800KB or
                                                                1.4MB)

B.   MAINTENANCE

1.   Aircraft Maintenance Manual      ________     ________     Printed 2 Sides

                                      ________     ________     Printed 1 Side

                                      ________     ________     Microfilm, 16mm
                                                                Duplicate

                                      ________     ________     Microfilm, 16mm
                                                                Master

                                      ________     ________     Digital Format

2.     Wiring Diagram Manual          ____1___     ____1___     Full-Size Mylar
                                                                Reproducible of any
                                                                Wiring Diagram or
                                                                Chart on specific
                                                                request therefor

                                      ____1___     ____1___     Sets of 35mm
                                                                Aperture Cards of all Wiring
                                                                Diagrams and Charts

                                     ________     ________      Standard Printed
                                                                Copies of Entire
                                                                Manual

                                     ________     ________      Standard Printed
                                                                Copies of all sections
                                                                except EDP portion

                                     ________     ________      EDP portion in
                                                                Microfilm, 16mm,
                                                                Duplicate


                                     ________     ________      EDP portion in
                                                                Microfilm, 16mm,
                                                                Master

                                     ________     ________      Entire Manual,
                                                                Microfilm, 16mm,
                                                                Duplicate

                                     ________     ________      Entire Manual,
                                                                Microfilm, 16mm,
                                                                Master

                                     ________     ________      Digital Format

 3.   System Schematics Manual       ________     ________      Printed 2 Sides

                                     ________     ________      Full-Size Mylar
                                                                Reproducibles of any
                                                                page, upon specific
                                                                request therefor

                                     ________     ________      35mm Aperture Cards
                                     ________     ________      Schematics, Microfilm,
                                                                16mm, Duplicate
                                     ________     ________      Microfilm, 16mm,
                                                                Master

                                     ________     ________      Digital Format

 4.   Electrical Connectors          ________     ________      Printed
      Options Document

 5.   BITE Manual                    ________     ________      Printed 2 Sides
                                     ________     ________      Microfilm, 16mm,
                                                                Duplicate

                                     ________     ________      Microfilm, 16mm,
                                                                Master

 6.   FMS BITE Manual                ________     ________      Printed 2 Sides

                                     ________     ________      Microfilm, 16mm,
                                                                Duplicate

                                     ________     ________      Microfilm, 16mm,
                                                                Master


 7.   Fault Isolation Manual         ________     ________      Printed 2 Sides or
      (if separate)
                                     ________     ________      Microfilm, 16mm,
                                                                Duplicate

                                     ________     ________      Microfilm, 16mm, Master

                                     ________     ________      Digital Format

 8.   Structural Repair Manual       ________     ________      Printed 2 Sides

                                     ________     ________      Printed 1 Side

                                     ________     ________      Microfilm, 16mm,
                                                                Duplicate

                                     ________     ________      Microfilm, 16mm, Master

                                     ________     ________      Magnetic Tape
                                                                Text (Print File Format)
                                                                Illustrations (CGM Format)

 9.   Component Maintenance/         ________     ________      Printed 2 Sides
      Overhaul Manuals
                                     ________     ________      Microfilm, 16mm,
                                                                Duplicate

                                     ________     ________      Microfilm, 16mm, Master

                                     ________     ________      Magnetic Tape
                                                                Text (Print File Format)
                                                                Illustrations (CGM Format)

10.   Chapter 20 Standard            ________     ________      Printed 2 Sides
      Overhaul Practices Manual
      (total quantity - all models)  ________     ________      Printed 1 Side

                                     ________     ________      Microfilm, 16mm,
                                                                Duplicate

                                     ________     ________      Microfilm, 16mm, Master


11.  Chapter 20 Standard Wiring      ________     ________      Printed 2 Sides
     Practices Manual
     (total quantity - all models)   ________     ________      Microfilm, 16mm,
                                                                Duplicate

                                     ________     ________      Microfilm, 16mm, Master

                                     ________     ________      Digital Format

12.   Nondestructive Test            ________     ________      Printed 2 Sides
      Manual
                                     ________     ________      Printed 1 Side

                                     ________     ________      Microfilm, 16mm,
                                                                Duplicate

                                     ________     ________      Microfilm, 16mm, Master

                                     ________     ________      Magnetic Tape
                                                                Text (Print File Format)
                                                                Illustrations (CGM Format)

13.   Service Bulletins              ________     ________      Printed 2 Sides

14.   Service Bulletins Index        ________     ________      Printed 2 Sides

15.   Major Assembly and             ___1____     ___1____      Set Aperture
      Installation Drawings                                     Cards
      (one set only at no charge)

16.   Corrosion Prevention Manual    ________     ________      Printed 2 Sides

                                     ________     ________      Printed 1 Side

                                     ________     ________      Microfilm, 16mm,
                                                                Duplicate

                                     ________     ________      Microfilm, 16mm, Master

                                     ________     ________      Magnetic Tape
                                                                Text (Print File Format)
                                                                Illustrations (CGM Format)



17.   Power Plant Buildup Manual     ________     ________      Printed 2 Sides

                                     ________     ________      Microfilm (16mm)

                                     ________     ________      Microfilm (Silver
                                                                Halide)

18.   In-Service Activity Report     ________     ________      Printed

19.   Significant Service Item       ________     ________      Printed
      Summary

20.   All Operators Letters          ________     ________      Printed

21.   Service Letters                ________     ________      Printed

22.   Structural Item Interim        ________     ________      Printed
      Advisories

23.   Maintenance Tips               ________     ________      Printed

24.   Combined Index                 ________     ________      Printed

                                     ________     ________      Digital Format

25.   Production Management Data     ________     ________      Digital Format
      Base (PMDB)

C.    MAINTENANCE PLANNING

 1.   Maintenance Planning           ________     ________      Printed
      Data Documents

 2.   Maintenance Task Cards         ________     ________      Printed 1 Side

 3.   Maintenance Inspection         ________     ________      Printed
      Intervals Report
      (total quantity - all models)

D.     SPARES

 1.    Illustrated Parts Catalog     ________     ________      Printed 2 Sides
       (select one format only)
                                     ________     ________      Printed 1 Side

                                     ________     ________      Microfilm (16mm)

                                     ________     ________      Microfilm (Silver
                                                                Halide)


 2.  Standards Books

     a.  Index                       ________     ________      Printed 2 Sides

                                     ________     ________      Microfilm

     b.  Parts Standards             ________     ________      Printed 2 Sides

                                     ________     ________      Microfilm

     c.  Parts Specifications        ________     ________      Printed 2 Sides

                                     ________     ________      Microfilm

     d.  Standards for Repair        ________     ________      Printed 2 Sides

                                     ________     ________      Microfilm

     e.  Obsolete Standards          ________     ________      Printed 2 Sides

                                     ________     ________      Microfilm

     f.  Commercial Markers          ________     ________      Printed 2 Sides

                                     ________     ________      Microfilm

     g.  Commercial Markers 737      ________     ________      Printed 2 Sides

                                     ________     ________      Microfilm

     h.  Passenger Cabin Symbology   ________     ________      Printed 2 Sides
         (Commercial Placards)

                                     ________     ________      Microfilm

     i.  Process Standards           ________     ________      Printed 2 Sides

                                     ________     ________     Microfilm

     j.  Material Standards          ________     ________     Printed 2 Sides

                                     ________     ________     Microfilm

     k.  Drafting Standards          ________     ________     Printed 2 Sides
         Practices
                                     ________     ________     Microfilm

     l.  Specification Support       ________     ________     Printed 2 Sides
         Standards
                                     ________     ________     Microfilm

E.   FACILITIES AND EQUIPMENT PLANNING

 1.  Facilities and Equipment        ________     ________     Printed 2 Sides
     Planning Document


 2.  Special Tool and Ground         ________     ________     Sets Aperture
     Handling Equipment Drawings                               Cards

                                     ________     ________     Sets Reproducible

                                     ________     ________     Sets Black & White
                                                               Copies

 3.  Special Tool and Ground         ________     ________     Printed 2 Sides
     Handling Equipment Drawings
     Index

 4.  Supplementary Tooling           ________     ________     Printed 2 Sides
     Documentation
     (total quantity - all models)

 5.  System Test Equipment           ________     ________     Printed 1 Side
     Document

 6.  Illustrated Tool and            ________     ________     Printed 2 Sides
     Equipment List/Manual
                                     ________     ________     Printed 1 Side

                                     ________     ________     Microfilm, 16mm,
                                                               Duplicate

                                     ________     ________     Microfilm, 16mm, Master

                                      ________     ________    Magnetic Tape
                                                               Text (Print File Format)
                                                               Illustrations (CGM Format)

 7.   Airplane Recovery Document      ________     ________     Printed 2 Sides

 8.   Airplane Characteristics for    ________     ________     Printed
      Airport Planning

 9.   Crash, Fire and Rescue          ________     ________     Printed
      Document

10.   Engine Handling Document        ________     ________     Printed 2 Sides

F.   EROPS

     Configuration, Maintenance       ________     ________     Printed 2 Sides
     and Procedures for Extended
     Range Operations Document


G.   COMPUTER SOFTWARE DOCUMENTATION FOR AIRBORNE COMPONENTS

     Computer Software Index          ________     ________     Printed 2 Sides

H.   Supplier Technical Data

     Product Support Supplier         ________     ________     Printed
     Directory (total quantity -
     all models)


                             PART E

         BUYER'S INDEMNIFICATION OF BOEING AND INSURANCE


1.       Buyer's Indemnification Of Boeing.

  Buyer hereby indemnifies and holds harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Buyer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way related to the performance by Boeing of training, services or other obligations pursuant to this Exhibit C-3, whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing, whether active, passive or imputed.

  1.1 With regard to training, services and obligations other than Revenue Service Training, the foregoing indemnification will not apply to the legal liability to persons or parties other than Buyer or Buyer's assignees arising out of an accident caused solely by a product defect in an Aircraft.

  1.2 With regard to Revenue Service Training, the foregoing indemnification will apply to the legal liability to persons or parties other than Buyer or Buyer's assignees, even if arising out of an accident caused solely by a product defect in an Aircraft.

2.       Buyer's Insurance.

  Evidence of insurance will be required 30 days prior to the scheduled delivery of the first Aircraft. Accordingly, Buyer will provide certificates of insurance specifically referencing the Agreement and paragraph 1 of this Part E. In addition to showing policy number, limits of liability, and effective dates of coverage, such certificates will contain but not be limited to the following provisions:

  2.1    Hull All Risk; Hull War & Allied Perils Insurance.

         Insurers and/or reinsurers will hold harmless and waive all rights of subrogation against Boeing for any damages or claims arising out of these Exhibit C-3 services.

  2.2    Aircraft Liability Insurance.

         (a) To name Boeing as an additional insured in connection with the performance by Boeing of training, services, or other obligations provided under this Exhibit C-3.

         (b) To provide that the insurance arranged herein will be primary and without right of contribution with respect to any other insurance which may be available for the protection of Boeing.

         (c) To provide that all provisions of the insurance, except the limits of liability, will operate to give each insured or additional insured the same protection as if there were a separate policy issued covering each insured or additional insured.

         (d) To provide that no act, omission, breach of any warranty or condition, or misrepresentation on the part of the Insured or any other person or party (other than by Boeing) will void, exclude, minimize, or adversely change this coverage as it applies to Boeing.

  2.3    For Coverages Specified in 2.1 and 2.2.

         (a) Acknowledgment that the insurers and/or reinsurers are aware of and have seen a copy of the Agreement and accept and insure the risks and indemnity herein to the extent of the coverage and endorsements as described in this certificate.

         (b) To give 30 day written notice of cancellation, termination or adverse material alteration of the policies (7 day written notice in the event of War Risk or such lesser period as may be in effect with prior notice).

         (c) That Boeing will not be responsible for payment, set off, or assessment of any kind of any premiums in connection with the policies, endorsements or coverages described herein.

         (d) For the purpose of this Part E, "Boeing" is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each and their respective directors, officers, employees and agents.

If more than one Aircraft is to be delivered under the Purchase Agreement, the insurance certificates must reference all Aircraft when delivered or separate certificates must be supplied for each Aircraft. The certificates of insurance will be kept current and valid.

                             PART F

             Alleviation or Cessation of Performance


Boeing will not be required to provide any services, training, data or goods at a facility while:

  1. a labor stoppage or dispute in progress involving Buyer exists;

  2. wars or warlike operations, riots or insurrections in the country where such facility is located exist;

  3. conditions at such facility which, in the opinion of Boeing, are detrimental to the general health, welfare or safety of its personnel and/or their families exist;

  4. the United States Government refuses permission to any Boeing personnel or their families to enter the country where such facility is located, or recommends that any Boeing personnel or their families leave such country; or

  5. the United States Government refuses Boeing permission to deliver goods or services to the country where such facility is located.

Boeing further reserves the right, upon the occurrence of any of such events, subsequent to the location of Boeing personnel at Buyer's facility, to immediately and without prior notice relocate its personnel and their families to a place of Boeing's choosing. Any delay resulting therefrom will be deemed a delay by mutual agreement.

                         AIRCRAFT PRICE ADJUSTMENT

                                between

                           THE BOEING COMPANY

                                  and


               INTERNATIONAL LEASE FINANCE CORPORATION





               Exhibit D to Purchase Agreement Number 1830


                         737-600/-700/-800 Aircraft

                         PRICE ADJUSTMENT DUE TO
                          ECONOMIC FLUCTUATIONS
                         AIRCRAFT PRICE ADJUSTMENT
                              (1994 Base Price)


1.   Formula.

     The Aircraft Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

     Pa = (P) (L + M - 1)

     Where:

     Pa = Aircraft Price Adjustment.

     L =  .65 x  ECI
                -----
                125.9

     M =  .35 x  ICI
                -----
                118.5

     P =  Aircraft Basic Price (as set forth in
          Article 3.2 of this Agreement).

     ECI = A value using the "Employment Cost Index for workers in aerospace manufacturing" (aircraft manufacturing, standard industrial classification code 3721, compensation, base month and year June 1989 = 100), as released by the Bureau of Labor Statistics, U.S. Department of Labor on a quarterly basis for the months of March, June, September and December, calculated as follows: A three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) will be determined using the months set forth in the table below for the applicable Aircraft, with the released Employment Cost Index value described above for the month of March also being used for the months of January and February; the value for June also used for April and May; the value for September also used for July and August; and the value for December also used for October and November.

     ICI = The three-month arithmetic average of the released monthly values for the Industrial Commodities Index as set forth in the "Producer Prices and Price Index" (Base Year 1982 = 100) as released by the Bureau of Labor Statistics, U.S. Department of Labor values (expressed as a decimal and rounded to the nearest tenth) for the months set forth in the table below for the applicable Aircraft.

          In determining the value of L, the ratio of ECI divided by 125.9 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .65 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

          In determining the value of M, the ratio of ICI divided by 118.5 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .35 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

                                Months to be Utilized
Month of Scheduled              in Determining the
Aircraft Delivery               Value of ECI and ICI

January                         June  B, July  B, Aug.  B
February                        July  B, Aug.  B, Sept. B
March                           Aug.  B, Sept. B, Oct.  B
April                           Sept. B, Oct.  B, Nov.  B
May                             Oct.  B, Nov.  B, Dec.  B
June                            Nov.  B, Dec.  B, Jan.  D
July                            Dec.  B, Jan.  D, Feb.  D
August                          Jan.  D, Feb.  D, Mar.  D
September                       Feb.  D, Mar.  D, Apr.  D
October                         Mar.  D, Apr.  D, May   D
November                        Apr.  D, May   D, June  D
December                        May   D, June  D, July  D

The following definitions of B and D will apply:

          B    =    The calendar year before the year in which the
                    scheduled month of delivery as set forth in
                    Article 2.1 occurs.

          D    =    The calendar year during which the scheduled
                    month of delivery as set forth in Article 2.1 occurs.

2. If at the time of delivery of an Aircraft Boeing is unable to determine the Aircraft Price Adjustment because the applicable values to be used to determine the ECI and ICI have not been released by the Bureau of Labor Statistics, then:

          2.1 The Aircraft Price Adjustment, to be used at the time of delivery of each of the Aircraft, will be determined by utilizing the escalation provisions set forth above. The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to scheduled Aircraft delivery will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Aircraft Price Adjustment. If no values have been released for an applicable month, the provisions set forth in Paragraph 2.2 below will apply. If prior to delivery of an Aircraft the U.S. Department of Labor changes the base year for determination of the ECI or ICI values as defined above, such rebased values will be incorporated in the Aircraft Price Adjustment calculation. The payment by Buyer to Boeing of the amount of the Purchase Price for such Aircraft, as determined at the time of Aircraft delivery, will be deemed to be the payment for such Aircraft required at the delivery thereof.

          2.2 If prior to delivery of an Aircraft the U.S. Department of Labor substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Aircraft Aircraft Price Adjustment, the parties will, prior to delivery of any such Aircraft, select a substitute for such values from data published by the Bureau of Labor Statistics or other similar data reported by non-governmental United States organizations, such substitute to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original values as they may have fluctuated during the applicable time period. Appropriate revision of the formula will be made as required to reflect any substitute values. However, if within 24 months from delivery of the Aircraft the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Aircraft Price Adjustment, such values will be used to determine any increase or decrease in the Aircraft Price Adjustment from that determined at the time of delivery of such Aircraft.

          2.3 In the event escalation provisions are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Purchase Price of any affected Aircraft to reflect an allowance for increases or decreases in labor compensation and material costs occurring since February, 1994, which is consistent with the applicable provisions of paragraph 1 of this Exhibit D.

3. For the calculations herein, the values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to scheduled Aircraft delivery will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Aircraft Price Adjustment.

Note: Any rounding of a number, as required under this Exhibit D with respect to escalation of the Aircraft price, will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.

                  BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

                                     between

                               THE BOEING COMPANY

                                       and

                     INTERNATIONAL LEASE FINANCE CORPORATION





                   Exhibit E to Purchase Agreement Number 1830

                  BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

                            Dated June 27, 1995

                                 Relating to

                     BOEING MODEL 737-600/-700/-800 AIRCRAFT

                            ___________________


      This Buyer Furnished Equipment Provisions Document is
Exhibit E to and forms a part of Purchase Agreement No. 1830, between The Boeing Company (Boeing) and International Lease Finance Corporation (Buyer) relating to the purchase of Boeing Model 737-
600/-700/-800 aircraft.

                  BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT


1.    General.

      Certain equipment to be installed in the Aircraft is furnished to Boeing by Buyer at Buyer's expense. This equipment is designated "Buyer Furnished Equipment" (BFE) and is listed in the Detail Specification. On or before March 7, 1997, Boeing will provide to Buyer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule is set forth in the attachment to this Exhibit.

2.    Supplier Selection.

      Buyer will:

      2.1 Select and notify Boeing of the suppliers of the following BFE items by the following dates:

            Galley System        *

            Seats (passenger)    *

      2.2 Meet with Boeing and such selected BFE suppliers promptly after such selection to:

            2.2.1 complete BFE configuration design requirements for such BFE; and

            2.2.2 confirm technical data submittal dates for BFE certification.

3.    Buyer's Obligations.

      Buyer will:

      3.1 comply with and cause the supplier to comply with the provisions of the BFE Document or BFE Report;

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

            3.1.1 deliver technical data (in English) to Boeing as required to support installation and FAA certification in accordance with the schedule provided by Boeing or as mutually agreed upon during the BFE meeting referred to above;

            3.1.2 deliver BFE including production and/or flight training spares to Boeing in accordance with the quantities and schedule provided therein; and

            3.1.3        deliver appropriate quality assurance
documentation to Boeing as required with each BFE part (D6-56586, "BFE Product Acceptance Requirements");

      3.2 authorize Boeing to discuss all details of the BFE directly with the BFE suppliers;

      3.3 authorize Boeing to conduct or delegate to the supplier quality source inspection and supplier hardware acceptance of BFE at the supplier location;

            3.3.1 require supplier's reasonable contractual compliance to Boeing defined source inspection and supplier delegation programs, including the allowance of access on a non-interference basis for Boeing resident personnel; and

            3.3.2 assure that Boeing identified supplier's quality systems be approved to Boeing document D1-9000;

      3.4 provide necessary field service representation at Boeing's facilities to support Boeing on all issues related to the installation and certification of BFE;

      3.5 deal directly with all BFE suppliers to obtain overhaul data, provisioning data, related product support documentation and any warranty provisions applicable to the BFE;

      3.6 work closely with Boeing and the BFE suppliers to resolve any difficulties, including defective equipment, that arise;

      3.7 be responsible for modifying, adjusting and/or calibrating BFE as required for FAA approval and for all related expenses;

      3.8 warrant that the BFE will meet the requirements of the Detail Specification; and

      3.9 be responsible for providing equipment which is FAA certifiable at time of Aircraft delivery, or for obtaining waivers from the applicable regulatory agency for non-FAA certifiable equipment.

4.    Boeing's Obligations.

      Other than as set forth below, Boeing will provide for the installation of and install the BFE and obtain certification of the Aircraft with the BFE installed.

5.    Nonperformance by Buyer.

      If Buyer's nonperformance of obligations in this Exhibit or in the BFE Document causes a delay in the delivery of the Aircraft or causes Boeing to perform out-of-sequence or additional work, Buyer will reimburse Boeing for all resulting expenses and be deemed to have agreed to any such delay in Aircraft delivery. In addition Boeing will have the right to:

      5.1 provide and install specified equipment or suitable alternate equipment and increase the price of the Aircraft accordingly; and/or

      5.2   deliver the Aircraft to Buyer without the BFE installed.

6.    Return of Equipment.

      BFE not installed in the Aircraft will be returned to Buyer in accordance with Buyer's instructions and at Buyer's expense.

7.    Title and Risk of Loss.

      Title to and risk of loss of BFE will at all times remain with Buyer or other owner. Boeing will have only such liability for BFE as a bailee for mutual benefit would have, but will not be liable for loss of use.

8.    Indemnification of Boeing.

            Except to the extent Boeing indemnifies Buyer in Article
9.6 of the Agreement, Buyer hereby indemnifies and holds harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Buyer but not employees of Boeing, or for loss of or damage to any property, including any Aircraft, arising out of or in any way connected with any nonconformance or defect in any BFE and whether or not arising in tort or occasioned in whole or in part by the active, passive or imputed negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing's installation of the BFE.

9.    Patent Indemnity.

      Buyer hereby indemnifies and holds harmless Boeing from and against all claims, suits, actions, liabilities, damages and costs arising out of any actual or alleged infringement of any patent or other intellectual property rights by BFE or arising out of the installation, sale or use of BFE by Boeing.

10.   Definitions.

      For the purposes of the above indemnities, the term "Boeing" includes The Boeing Company, its divisions, subsidiaries and affiliates, the assignees of each, and their directors, officers, employees and agents.

Attachment A to
Exhibit E



                     BOEING MODEL 737-600/-700/-800 AIRCRAFT


Item                                Preliminary On-Dock Dates

                     November 1997     April 1998     March 1999
                       737-700           737-800        737-600
                      Aircraft          Aircraft       Aircraft

Seats                 *                 *              *

Galleys               *                 *              *

Electronics           *                 *              *

Furnishings           *                 *              *

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                            DEFINED TERMS DOCUMENT

                                    between

                              THE BOEING COMPANY

                                      and

                    INTERNATIONAL LEASE FINANCE CORPORATION





                  Exhibit F to Purchase Agreement Number 1830

                            DEFINED TERMS DOCUMENT

                             Dated June 27, 1995

                                  Relating to

                    BOEING MODEL 737-600/-700/-800 AIRCRAFT

                            ______________________





      This Document is Exhibit F to and forms a part of Purchase
Agreement No. 1830 (Agreement) between The Boeing Company (Boeing) and International Lease Finance Corporation (Buyer) relating to the purchase of Boeing Model 737-600/-700/-800 aircraft.

      The following is a list of those terms and their definitions as used and not otherwise defined in this Agreement. Such terms are identified in the Agreement by the use of an initial capital letter.

                            DEFINED TERMS DOCUMENT

                        EXHIBIT F TO AGREEMENT NO. 1830


TERM                          DEFINITION                    FIRST REFERENCE

Advance Payment Base Price    Boeing's estimate of the      Article 3
                              Aircraft Price is set
                              forth in Article 3

Agreement                     Purchase Agreement            Opening paragraph
                              No. 1830, including           of the Agreement
                              all Exhibits, the detail
                              Specification,
                              attachments, letter
                              agreements and other
                              written modifications and
                              amendments thereto.

Aircraft (includes            The aircraft described in     Article 1, Para. 1
"the", "all",                 Article 1, Para. 1.1.
"first", "last"
"such", etc.)

Aircraft Basic Price          The amount set forth in       Article 3, Para.
                              Article 3, Para. 3.1.4.       3.1.4

Aircraft Price                The total amount Buyer is     Articles 3, Para.
                              to pay for an Aircraft        3.1.5
                              which is described in
                              Article 3, Para. 3.1.5.

Aircraft Software             The computer software         Exhibit B, Part D-1
                              included with the Aircraft    Para 1
                              when the Aircraft is
                              delivered by Boeing,
                              described in Exhibit B,
                              Part D-1, Para. 1.

Airframe Component            A component described in      Exhibit B Part C
                              Exhibit B, Part C, Para.      Para. 1.1
                              1.1

Article                       An Article of the             Article 6, Para. 6
                              Agreement.

Boeing                        The Seller of the Aircraft    Opening paragraph of
                              identified in the opening     the Agreement
                              paragraph of the Agreement.


Boeing Warranty               Part A of Exhibit B to the    Exhibit B, Part A,
                              Agreement.                    Para. 1

Buyer                         The purchaser of the          Opening paragraph of
                              Aircraft identified in the    the Agreement
                              opening paragraph of the
                              Agreement.

Buyer Furnished               Equipment provided by         Article 4.2
Equipment or BFE              Buyer pursuant to Exhibit
                              E for installation by
                              Boeing on the Aircraft.

Buyer Furnished               Document provided by          Article 13, Para.
Equipment Document            Boeing to Buyer defining      13.1
                              requirements for BFE.
                              Exhibit E, Para. 1.

Certificate of                The certificate issued by     Article 8, Para.
Airworthiness                 the FAA pursuant to Part      8.1.1
                              21 of the Federal Aviation
                              Regulations for the type
                              of Aircraft purchased
                              under this Agreement as
                              described in Article 8.

Change Order                  A change to the Detail        Article 7, Para. 7.
                              Specification, as
                              described in Article 7,
                              Para. 7.2.

Covered Component             An Airframe Component as      Exhibit B Part C
                              described in Exhibit B,       Para. 1.4
                              Part C, Para. 1.4.

Customer Support              Exhibit C to the              Article 12, Para.
Document                      Agreement.                    12.5

Customer Support              The Boeing services,          Article 12, Para.
Services                      training and other            12.5
                              obligations described in
                              Exhibit C to the
                              Agreement.

Deposit                       The money paid by Buyer to    Article 5, Para. 5.
                              Boeing as part of the
                              acceptance of the Aircraft
                              proposal.


Detail Specification          The Boeing document that      Article 1, Para. 1.
                              describes the
                              specifications of the
                              Aircraft modified from
                              time to time to include
                              development and Buyer
                              requested changes.

Development                   Changes to the basic          Article 7, Para. 7.
Change(s)                     specification that do not
                              affect price, delivery,
                              guaranteed weight,
                              performance or
                              interchangeability as
                              described in Article 7,
                              Para. 7.1.

Disclaimer and                The disclaimer and Release    Article 12,
Release                       set forth in Article 12,      Para. 12.2
                              Para. 12.2.

Documents                     The data and documents        Exhibit C, Part D
                              provided by Boeing under      Para. 2
                              the Agreement.

Economic Price                Article 3, Para. 3.1.4.       Article 3,
Adjustment                                                  Para. 3.1.4

Excusable Delay               A delay resulting from any    Article 6, Para. 6
                              of the causes described in
                              Article 6, Para. 6.1.

Export Certificate            A certificate issued by       Article 8, Para.
of Airworthiness              the FAA as described in       8.1.1
                              Article 8, Para. 8.1.1.


FAA                           The Federal Aviation          Article 8, Para.
                              Administration of the         8.1.1
                              Department of
                              Transportation of the
                              United States, including
                              the Administrator of the
                              Federal Aviation
                              Administration, the
                              National Transportation
                              Safety Board and any other
                              authority or agency of the
                              Federal Government of the
                              United States having like
                              jurisdiction.

Failed Component              A component as described      Exhibit B Part C
                              in Exhibit B, Part C,         Para. 1.6
                              Para. 1.6.

Failure                       Any breakage or defect as     Exhibit B Part C
                              described in Exhibit B,       Para. 1.5
                              Part C, Para. 5.

Federal Aviation              The United States Federal     Article 8, Para.
Regulations                   Aviation Regulations and,     8.1.1
                              if they are redesignated
                              or discontinued, any
                              comparable regulations or
                              parts thereof issued by
                              the FAA.

Field Service(s)              Boeing-provided services      Exhibit C, Part B,
                              as described in Exhibit C,    Para. 2
                              Part B, Para. 2.

Field Service Period          The length of time Boeing     Exhibit C, Part B,
                              provides Field Service to     Para. 2.1
                              Buyer as described in
                              Exhibit C, Part B, Para.
                              2.1.

Flight Training               A planning conference as      Exhibit C, Part C,
Planning Conference           described in Exhibit C        Para. 2
                              Part C, Para. 2.


Flight Training               The program of flight         Exhibit C, Part C,
Program                       training described in         Para. 3
                              Exhibit C, Part C, Para.
                              3.

Interface Problem             A technical problem           Exhibit B, Part G,
                              attributed to the design      Para. 1
                              characteristics of the
                              Aircraft or its systems,
                              as described in Exhibit B,
                              Part G, Para. 1.

Landing Gear                  A component as described      Exhibit B, Part C
Component                     in Exhibit B, Part C,         Para. 1.2
                              Para. 1.2.

Maintenance Training          A planning conference as      Exhibit C, Part A
Planning Conference           described in Exhibit C,       Para. 2
                              Part 2, Para. 2.

Maintenance Training          The program of training       Exhibit C, Part A,
Program                       described in Exhibit C,       Para. 3
                              Part A, Para. 3.

Major Damage                  Damage described in           Exhibit C, Part C
                              Exhibit C, Part C, Para.      Para. 11.3
                              11.3.

Manufacturer                  A change to the Aircraft      Article 8, Para.
Change(s)                     or performance required of    8.2.1
                              Boeing as described in
                              Article 8, Para. 8.2.1.

Operator Change(s)            A change to the Aircraft      Article 8, Para.
                              described in Article 8,       8.3.1
                              Para. 8.3.1.

Performance                   The written guarantees        Article 1, Para. 1.
Guarantees                    regarding the operational
                              performance of the
                              Aircraft set forth in the
                              Agreement or the Detail
                              Specification.

Policy (Boeing                Exhibit B, Part C, Para.      Exhibit B, Part C,
Service Life Policy)          2.                            Para. 2.


Product Assurance             Exhibit B of the              Article 12, Para.
Document                      Agreement.                    12.1

Revenue Service               Flight Training conducted     Exhibit C, Part C,
Training                      on the Aircraft during        Para. 8
                              revenue service with cargo
                              and/or passengers on
                              board, as described in
                              Exhibit C, Part C,
                              Para. 8.

Software                      A listing of components       Exhibit C, Part D,
Documentation                 and equipment referred to     Para. 3.3.6
                              in Exhibit C, Part D,
                              Para. 3.3.6.

Spare Component               A component as described      Exhibit B, Part C
                              in Exhibit B, Part C,         Para. 1.3
                              Para. 1.3.

Special Features              Article 3, Para. 3.1.1        Article 3,
                                                            Para. 3.1.1

Standard                      A certificate issued by       Article 8, Para.
Airworthiness                 the FAA, pursuant to Part     8.1.1
Certificate                   21 of the Federal Aviation
                              Regulations as described
                              in Article 8, Para. 8.1.1.

Target Delivery Date          A non binding estimated       Article 2, Para. 2
                              delivery date provided for
                              Buyer's planning purposes,
                              described in Article 2.

Taxes                         The term "Taxes" defined      Article 2, Para. 2
                              in Article 4, Para. 4.1.

Type Certificate              A certificate issued by       Article 8,
                              the FAA pursuant to Part       Para. 8.1.1
                              21 of the Federal Aviation
                              Regulations described in
                              Article 8, Para. 8.1.1.

Warranty Labor Rate           The hourly labor rate         Exhibit B, Part B,
                              defined in Exhibit B, Part    Para. 5.3
                              B, Para. 5.3.

1830-1


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, California 90211

Subject:  Letter Agreement No. 1830-1 to
          Purchase Agreement No. 1830 -
          Disclosure of Confidential Information

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1830 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and International Lease Finance Corporation (Buyer) relating to Model 737-600/-700/-800 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1. Buyer understands that certain commercial and financial information contained in the documents listed below (Confidential
Documents) is considered by Boeing as confidential.

2. Buyer agrees that it will treat the Confidential Documents and the information contained therein as confidential and will not, without the prior written consent of Boeing, disclose such Confidential Documents or any information contained therein to any other person or entity except (i) as may be required by applicable law or governmental regulations, (ii) for financing the Aircraft in accordance with the provisions of Article 10 of the Agreement or
(iii) for periodic review by Buyer's or Buyer's parent company's auditors.

3. In connection with any such disclosure or filing of the Confidential Documents, or the information contained therein pursuant to any such applicable law or governmental regulation, Buyer will request and use its best reasonable efforts to obtain confidential treatment of such Confidential Documents and the information contained therein. Boeing agrees to cooperate with Buyer in making and supporting its request for confidential treatment.

     Schedule of Confidential Documents

1.        Letter Agreement No. 6-1162-KRG-1050.
2.        Letter Agreement No. 6-1162-KRG-1442.
3.        Letter Agreement No. 6-1162-KRG-1443.
4.        Letter Agreement No. 6-1162-KRG-1444.
5.        Letter Agreement No. 6-1162-KRG-1445.
6.        Letter Agreement No. 6-1162-KRG-1446.
7.        Letter Agreement No. 6-1162-KRG-1447.
8.        Letter Agreement No. 6-1162-KRG-1448.
9.        Letter Agreement No. 6-1162-KRG-1449.
10.       Letter Agreement No. 6-1162-KRG-1450.
11.       Letter Agreement No. 6-1162-KRG-1451.
12.       Letter Agreement No. 6-1162-KRG-1452.


Very truly yours,

THE BOEING COMPANY



By  __/s/ Kenneth R. Geisen__


Its   __Attorney-In-Fact__


ACCEPTED AND AGREED TO as of this

date:  __June 27__, 1995

INTERNATIONAL LEASE FINANCE CORPORATION



By  __/s/ Steven R. Adams__

Its   __Attorney-In-Fact__

1830-2


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, California 90211

Subject:  Letter Agreement No. 1830-2 to
          Purchase Agreement No. 1830 -
          Waiver of Aircraft Demonstration Flights

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1830 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and International Lease Finance Corporation (Buyer) relating to Model 737-600/-700/-800 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

Notwithstanding the provisions of paragraph 9.3 of Article 9 of the Agreement requiring that the Aircraft be test flown prior to delivery for the purpose of demonstrating to Buyer the functioning of such Aircraft and its equipment, the parties agree that Buyer will make best reasonable effort to provide written notice to Boeing no later than 90 days prior to the scheduled date of delivery of the Aircraft, that Buyer may waive such flight. With respect to each Aircraft for which Buyer waives the demonstration flight, the following provisions will apply:

1.   Additional Fuel.

     Boeing provides 1,000 gallons of jet fuel to Buyer, at no charge, at the time of delivery of the Aircraft. In consideration of the above waiver of the demonstration flight, Boeing further agrees that promptly after delivery of the Aircraft, Boeing will provide an amount of jet fuel which, together with the 1,000 gallons of fuel provided above, equals the full capacity for such Aircraft.

2.   Reimbursement for Correction of Flight Discrepancies.

     2.1 Ferry Flight. Except for Aircraft to be used promptly after delivery for Boeing flight crew training provided to Buyer at or near Seattle, Washington, Boeing will reimburse Buyer for Buyer's direct labor costs (as defined below) and the cost of any material (Correction Costs) required to correct any flight discrepancy detected by Buyer while the Aircraft is being ferried from Seattle, Washington, to Buyer's main base. Within 90 days after the date of such ferry flight Buyer will submit to Boeing's Director, Warranties, at Renton, Washington, a written itemized statement describing any such flight discrepancy and indicating the Correction Costs incurred by Buyer for the correction of such flight discrepancy.

     2.2 Training Flights. If the Aircraft will be used promptly after its delivery for Boeing flight crew training provided to Buyer at or near Seattle, Washington, Boeing will, at no charge to Buyer, correct any flight discrepancy which may be detected by Buyer during the first two (2) flights flown in support of such flight crew training.

     2.3 Definitions. For purposes of any reimbursement under this paragraph 2; (i) Buyer's direct labor costs will be determined using the Warranty Labor Rate in effect between the parties as of the date such labor is expended, and (ii) flight discrepancies mean any failure or malfunction of such Aircraft, or the accessories, equipment, systems and parts installed therein which results from a defect in such Aircraft, accessories, equipment, systems and parts or a nonconformance to the Detail Specification for such Aircraft which was present at the time of delivery of the Aircraft to Buyer and which, if detected during a Boeing predelivery demonstration flight, would have been reported in the pilot's flight discrepancy report and would have been corrected by Boeing prior to the delivery of such Aircraft to Buyer.

3.   Return of Aircraft.

     Any flight discrepancy, as defined in paragraph 2, detected by Buyer during the ferry flight of any Aircraft, which requires the return of such Aircraft to Boeing's facilities at Seattle, Washington, will be corrected by Boeing at no charge to Buyer. Boeing further agrees, at no charge to Buyer, to re-fuel such Aircraft back to the amount of fuel provided per the provisions of paragraph 1. Boeing and Buyer agree that title to and risk of loss of such Aircraft will at all times remain with Buyer and that Boeing will have such responsibility for such Aircraft while it is on the ground at Boeing's Seattle, Washington, facilities as is chargeable by law to a bailee for mutual benefit, but Boeing will not be chargeable for loss of use.


Very truly yours,

THE BOEING COMPANY



By  __/s/ Kenneth R. Geisen__

Its  __Attorney-In-Fact__


ACCEPTED AND AGREED TO as of this

date: __June 27__, 1995

INTERNATIONAL LEASE FINANCE CORPORATION



By  __/s/ Steven R. Adams__

Its  __Vice President__

1830-3


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, California 90211

Subject:  Letter Agreement No. 1830-3 to
          Purchase Agreement No. 1830 -
          Seller Purchased Equipment

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1830 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and International Lease Finance Corporation (Buyer) relating to Model 737-600/-700/-800 aircraft (the Aircraft).

For purposes of this Letter Agreement the following definitions apply:

Seller Purchased Equipment (SPE) is Buyer Furnished Equipment (BFE) that Boeing purchases for Buyer.

Developmental Buyer Furnished Equipment (DBFE) is all BFE not previously certified for installation on the same model aircraft.

Developmental Seller Purchased Equipment (DSPE) is DBFE which is converted to SPE. This Letter Agreement does not include avionics DBFE.

All other terms used herein and in the Agreement, and not defined above, will have the same meaning as in the Agreement.

Buyer has requested that Boeing purchase as SPE the BFE which have been changed to SPE by Change Request. Such changes to SPE from BFE do not include galleys and seats. In accordance with Buyer's request, Boeing will purchase the SPE, subject to the following terms and conditions:

1.   Price.

     Advance Payments. An estimated SPE price will be included in the Aircraft Advance Payment Base Price for the purpose of establishing the advance payments for each Aircraft.

     Aircraft Price. The Aircraft Price will be adjusted to reflect (i) the actual costs charged Boeing by the SPE suppliers,
(ii) a handling fee of 10% of such costs and (iii) transportation charges. If all DBFE, other than avionics, is converted to SPE, Boeing will waive the handling fee for all SPE.

2.   Responsibilities.

     2.1  Buyer is responsible for:

          (i)    selecting SPE suppliers in a timely manner;

          (ii)   selecting a FAA certifiable part;

          (iii)  providing to Boeing the SPE part
specification/Buyer requirements.

     2.2. Boeing is responsible for:

          (i) placing and managing the purchase order with the supplier;

          (ii) coordinating with the suppliers on technical issues;

          (iii) ensuring that the delivered SPE complies with the part specification/Buyer requirements;

          (iv) obtaining certification of the Aircraft with the SPE installed, and

          (v) obtaining for Buyer the supplier's standard warranty for the SPE. SPE is deemed to be BFE for purposes of Exhibit B, the Product Assurance Document, of the Agreement.

3.   Changes.

     After this Letter Agreement is signed, changes to SPE can only be made by and between Boeing and the suppliers. Buyer's contacts with SPE suppliers relating to design (including selection of materials and colors), weights, prices or schedules are for informational purposes only. If Buyer wants changes made to any of the above, requests should be made directly to Boeing for processing with the supplier.

4.   Proprietary Rights.

     Boeing's obligation to purchase SPE will not impose upon Boeing any obligation to compensate Buyer or any supplier for any proprietary rights Buyer may have in the design of the SPE.

5.   Remedies.

     If Buyer does not comply with the obligations above, but not before Boeing gives 14 days written notice to Buyer of such noncompliance Boeing may:

     (i)     delay delivery of the Aircraft;

     (ii) increase the Aircraft Price by the amount of Boeing's additional costs attributable to such noncompliance;

     (iii)   deliver the Aircraft without installing the SPE,

     (iv) substitute a comparable part and invoice Buyer for the cost.

6.   Buyer's Indemnification of Boeing.

     Buyer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Buyer but not employees of Boeing, or for loss of or damage to any property, including any Aircraft, arising out of or in any way connected with any nonconformance or defect in any SPE and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing, whether active, passive or imputed. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing's installation of the SPE.

Very truly yours,

THE BOEING COMPANY



By __/s/ Kenneth R. Geisen__

Its  __Attorney-In-Fact__


ACCEPTED AND AGREED TO as of this

Date: __June 27__, 1995

INTERNATIONAL LEASE FINANCE CORPORATION



By __/s/ Steven R. Adams__

Its __Vice President__

1830-4


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, California 90211

Subject:   Letter Agreement No. 1830-4 to
           Purchase Agreement No. 1830 -
           Spare Parts Support for Flight Training

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1830 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and International Lease Finance Corporation (Buyer) relating to Model 737-600/-700/-800 aircraft (the Aircraft).

The following spare parts support for flight training is fully assignable by Buyer.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

For purposes of this Letter Agreement the following definitions apply:

Flight Crew Training is flight training under Exhibit C of the Agreement using Boeing facilities occurring immediately after delivery.

Removed Parts are parts removed from an Aircraft during Flight Crew
Training.

Replacement Parts are parts taken from Boeing inventory and installed in an Aircraft because no Standby Spare Parts are available.

Standby Spare Parts are spare parts which are owned by Buyer and located at Buyer's designated storage area at Boeing to support
Flight Crew Training.

Training Aircraft are the aircraft used for Flight Crew Training.

If parts fail during Flight Crew Training, Boeing will require spare parts. In support of this requirement, Buyer will provide to Boeing certain Standby Spare

Parts in accordance with the following terms and conditions.

1.    Provision of Spare Parts.

      1.1 Boeing will provide normal line maintenance for any Aircraft used for Flight Crew Training. As part of such normal line maintenance Boeing will, at no charge, provide expendable spare parts required for the normal maintenance of any Training Aircraft. Such spare parts will include low cost Boeing proprietary items, nonrepairable items, low cost vendor items and standards.

      1.2 Buyer will provide the Standby Spare Parts listed in the Boeing BFE Requirements On-Dock/Inventory Document. The attachment to this Letter Agreement sets forth a general listing of the types and approximate numbers of the Standby Spare Parts required. This list including part numbers, exact quantities and on-dock dates will be established during the provisioning meeting described in the GTA Supplement.

      1.3 In order to prevent extended downtime on the Training Aircraft, if parts other than those discussed above fail, Boeing will attempt to provide Replacement Parts for any such failed parts. If Boeing is unable to provide Replacement Parts, Buyer will be responsible for providing replacement parts. Delivery to Buyer of Replacement Parts will occur when the Replacement Parts are installed on the Aircraft. All terms and conditions of the GTA, including those related to price and payment which are not inconsistent with the provisions of this Letter Agreement, will apply to Boeing's sale of any Replacement Part to Buyer.

2.    Disposition of Parts.

      2.1  With respect to Removed Parts, Boeing may:

           (i) repair such Removed Parts, at no charge to Buyer, and either retain such Removed Parts as Standby Spare Parts or return such Removed Parts to Buyer, at Buyer's expense; or

           (ii) return the Removed Parts to Buyer at Buyer's expense; or

           (iii) return the Removed Parts to the manufacturer thereof for repair or replacement under such manufacturer's warranty. (Upon Boeing's receipt of the repaired Removed Parts or the replacements therefor, Boeing may retain such Removed Parts or their replacements as Standby Spare Parts or return such Removed Parts or their replacements to Buyer, at Buyer's expense).

      2.2 Any return to Buyer of Removed Parts, or replacements therefor, will be accomplished in accordance with any written instructions from Buyer received by Boeing prior to such return.

3.    Redelivery of Standby Spare Parts.

      Standby Spare Parts not installed in an Aircraft during Flight Crew Training will be redelivered to Buyer on board the last Aircraft delivered to Buyer under the Agreement or, upon mutual agreement, at an earlier time. All Standby Spare Parts furnished by Buyer and not incorporated in an Aircraft shall be returned to Buyer in as good condition as when received by Boeing as Standby Spare Parts, reasonable wear and tear excepted.

4.    Non-performance by Buyer.

      If Buyer's nonperformance of obligations in this Letter Agreement causes a delay in the Flight Crew Training, Buyer will reimburse Boeing for any reasonable resulting expenses and be deemed to have agreed to any such delay in Flight Crew Training. In addition Boeing, with timely notice, will have the right to:

      (i) purchase Standby Spare Parts and invoice Buyer for the price of such Parts and for any necessary adjustment and calibration of such Parts;

      (ii) cancel or reschedule the Flight Crew Training.

5.    Buyer Warranty.

      Buyer warrants that the Standby Spare Parts will meet the requirements of the Detail Specification and be in a condition to pass Boeing's receival inspection and functional test and if not in a new condition, will have a Serviceable Parts Tag from the appropriate regulatory agency attached thereto.

6.    Title and Risk of Loss.

      Title to and risk of loss of any Standby Spare Parts or Removed Parts will remain with Buyer. Boeing will have only such liability for Standby Spare Parts and Removed Parts as a bailee for mutual benefit would have, but will not be liable for loss of use. For Replacement Parts, title will transfer to Buyer at the time such part is installed in the Aircraft.


Very truly yours,

THE BOEING COMPANY



By  __/s/ Kenneth R. Geisen__

Its  __Attorney-In-Fact__


ACCEPTED AND AGREED TO this

date: __June 27__, 1995

INTERNATIONAL LEASE FINANCE CORPORATION



By  __/s/ Steven R. Adams__

Its  __Vice President__

Attachment

Attachment to
Letter Agreement No. 1830-4


                      STANDBY SPARE PARTS


The following notations, used in the list of Standby Spare Parts set forth in this Attachment, will have the meanings indicated below:

(1) Training Spare Parts, in the indicated amounts, are required only if Flight Crew Training will be provided at Boeing's facilities at or near Seattle, Washington.

(2) Part numbers and/or dash numbers may vary with configuration of the Aircraft and/or Buyer's choice of vendor.

(3)   Quantity of wheels, tires and brakes required as Training
      Spare Parts may vary with configuration of the Aircraft and/or Buyer's choice of vendors.

(4)   Optional Electronics:  Parts to be included in the event
      Buyer's aircraft are so equipped.

SP    Same Part:  The Production Spare Part will be retained by
      Boeing and used as a Training Spare Part.

AR As Required: The number required will depend upon the amount of training involved.

                            Standby Spare Parts

                                                        Quantity Required
Part Number (2)    Nomenclature             Production  Training(1)  Total

Electronics
                Flight Management Computer         0         1          1
                Fuel Summation Unit                0         1          1
                DADC                               0         1          1
                HSI/EHSI                           0         1          1
                ADI/EADI                           0         1          1
                DME Interrogator Unit              1         SP         1
                VHF Comm Transceivers              1         SP         1
                VHF Nav Unit                       1         SP         1
                ATC Transponder                    1         SP         1
                VHF Comm Cont. Panel               1         0          1
                VHF Nav. Cont. Panel               1         0          1
                ATC Control Panel                  1         0          1
                Radio Alt. R/T Unit                1         0          1
                Radio Alt. Indicator               1         0          1
                Weather Radar R/T Unit             1         0          1
                Weather Radar Indicator            1         0          1
                Flight Recorder                    1         0          1
                Interphone Cont. Panel             3         0          3
                Pass. Add. Tape Reproducer         1         0          1
Optional Electronics(4)
                HF Comm Transceiver                1         0          1
                HF Comm Control Panel              1         0          1
                INS Nav Unit                       1         0          1
                INS Mode Select Panel              1         0          1
                INS Control/Display Unit           1         0          1
Systems
                Indicator Pressure Ratio           0         1          1
                TAT Indicator                      0         1          1
                Tach N2 Indicator                  0         1          1
                Indicator Tach No. 1               0         1          1
                E.G.T. Indicator                   0         1          1
Wheels, Tires and Brakes(3)
                Main Wheel                         0         AR         AR
                Nose Wheel                         0         AR         AR
                Brakes                             0         AR         AR
                Nose Tires                         0         AR         AR
                Main Tires                         0         AR         AR
Engines
                Ignition Exciter                   0         1          1
                Igniter Plug                       0         2          2

1830-5


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, California 90211

Subject:  Letter Agreement No. 1830-5 to
          Purchase Agreement No. 1830 -
          Promotional Support

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1830 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and International Lease Finance Corporation (Buyer) relating to Model 737-600/-700/-800 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.   Planning Meeting.

     Boeing will assist Buyer in the introduction of the Aircraft by providing to Buyer certain promotional support. At a mutually agreed time and location, Boeing Airline Promotion will meet with Buyer's designated representatives to discuss the extent, selection and scheduling of the promotional support to be provided.

2.   Support Level.

     Boeing will make available to Buyer     *
per Aircraft for Buyer's promotional programs including marketing research; tourism development consultation;
corporate/promotion identity consultation; support for video tape, film or still photography requirements; planning, design, production and management of promotion programs based on Buyer's marketing requirements and for advertising campaigns relating to Buyer's introduction and operation of the Aircraft.

Boeing's obligation to provide the support will commence at the time the purchase of the Aircraft becomes firm (not subject to cancellation by either party) and will terminate upon delivery of the last

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Aircraft to Buyer. There will be no cash payments or other promotional support in lieu thereof.

3.   Additional Support.

     Additional promotional support may be provided by Boeing subject to the parties reaching mutual agreement as to the type of services, timing and price.


Very truly yours,

THE BOEING COMPANY


By __/s/ Kenneth R. Geisen__

Its  __Attorney-In-Fact__


ACCEPTED AND AGREED TO this

Date: __June 27__, 1995

INTERNATIONAL LEASE FINANCE CORPORATION


By __/s/ Steven R. Adams__

Its __Vice President__

1830-6


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA  90067

Subject:  Letter Agreement No. 1830-6 to
          Purchase Agreement No. 1830 - Configuration Decision
          Matters

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1830 (the
Agreement) between The Boeing Company (Boeing) and International
Lease Finance Corporation (Buyer) relating to Model 737-600/-700/- 800 aircraft (the Aircraft).

All terms used and not defined herein shall have the same meaning as in the Agreements.

Certain of the Change Requests (CR) contained in Documents D6-38956, D6-38957 and D6-38958 and listed in Attachment A, B and C, respectively, to this Letter Agreement are in an "Open" category (Open CR) and are available for acceptance by Buyer until *
for Attachment A (737-600),             *          for
Attachment B (737-700) and    *    for Attachment C (737-
800). These dates are subject to change if Buyer and Boeing agree to substitute or add an aircraft of a certain model earlier than originally contracted by the Agreement. Boeing will promptly provide Buyer with revised acceptance dates resulting from such an event.

The Open CR's are in an "Open" category because additional time is required for Buyer to make a decision to accept or reject. Buyer's acceptance shall be by written notice given to Boeing on or before the dates shown. Boeing's offer with regard to any Open CR not so accepted by such date shall be deemed cancelled and withdrawn unless on an individual CR basis a new acceptance date is agreed to by Buyer and Boeing.

At time of acceptance of the Open CR's the Agreement will be revised to incorporate the effects of such accepted change requests on, but not limited to, the Basic Aircraft Price and the Advance
Payment Base Price.

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Very truly yours,

THE BOEING COMPANY


By: __/s/ Kenneth R. Geisen__

Its: __Attorney-In-Fact__


ACCEPTED AND AGREED TO this

Date: __June 27__, 1995

INTERNATIONAL LEASE FINANCE CORPORATION


By: __/s/ Steven R. Adams__

Its: __Vice President__

Attachment A to
Letter Agreement No. 1830-6


                     MODEL 737-600 AIRCRAFT

                                                             *
CR / TITLE                                                  PRICE
------------------------------------------------------------------
0220CH3310                                                     *
JOINT AVIATION AUTHORITIES VALIDATION
REQUIREMENTS - MODEL 737 AIRPLANE

0221CG3017                                                     *
CATEGORY IIIA (50 FOOT DECISION HEIGHT)
AUTOMATIC APPROACH AND LANDING - FAA

0310CH3400                                                      *
WEIGHT COLLECTOR: MAXIMUM TAXI WEIGHT OF
144,000 POUNDS, MAXIMUM LANDING WEIGHT OF
120,500 POUNDS, AND MAXIMUM ZERO FUEL
WEIGHT OF 113,500 POUNDS

2311CH3366                                                      *
HF COMMUNICATIONS - BFE ROCKWELL
INTERNATIONAL CORP - ARINC 716 SINGLE
SYSTEM WITH COMPLETE PROVISIONS FOR SECOND
SYSTEM - 737-600

2334CG3213                                                      *
AUDIO ENTERTAINMENT SYSTEM - INSTALLATION -
BFE MATSUSHITA

2334CH3241                                                      *
AUDIO ENTERTAINMENT SYSTEM - BFE SONY TRANS
COM FOUR DECK COMPACT DISK REPRODUCER - P/N
980-9900-001

2433CG3137                                                      *
STANDBY POWER - 60-MINUTE CAPABILITY

2433CH3148                                                      *
STANDBY POWER - 60-MINUTE CAPABILITY -
PARTIAL PROVISIONS

2520CH3653                                                      *
INTERIOR ARRANGEMENT - 737-600 - 132
PASSENGER TOURIST CLASS

2910CG3093                                                      *
ENGINE DRIVEN HYDRAULIC PUMP WITH VESPEL
SPLINE - ABEX 10-62167-2

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3040CG3040                                                      *
FLIGHT COMPARTMENT HEATING - NO. 3 WINDOWS

3162CG3018                                                      *
ENHANCED MACH AIRSPEED DISPLAY

3421CH3061                                                      *
INERTIAL REFERENCE SYSTEM (IRS) - MODE
SELECT UNIT INSTALLATION - BOEING
COMMERCIAL AIRPLANES P/N 69-73713-17

3458CH3097                                                      *
GLOBAL POSITIONING SYSTEM (GPS) -
INSTALLATION - PARTIAL PROVISIONS FOR
737-600

3458CH3100                                                      *
GLOBAL POSITIONING SYSTEM (GPS) -
INSTALLATION - HONEYWELL - (SUPPLEMENTAL
NAVIGATION CERTIFICATION) FOR 737-600

3461CH3503                                                      *
FLIGHT MANAGEMENT SYSTEM - DUAL FLIGHT
MANAGEMENT COMPUTER OPERATION - DEACTIVATED

5260CH3051                                                      *
FORWARD AIRSTAIRS - PARTIAL PROVISIONS


* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Attachment B to
Letter Agreement No. 1830-6

                     MODEL 737-700 AIRCRAFT

                                                             *
CR  /  TITLE                                                PRICE
------------------------------------------------------------------
0220CH3310                                                     *
JOINT AVIATION AUTHORITIES VALIDATION
REQUIREMENTS - MODEL 737 AIRPLANE

0221CG3017                                                     *
CATEGORY IIIA (50 FOOT DECISION HEIGHT)
AUTOMATIC APPROACH AND LANDING - FAA

0310CH3399                                                     *
WEIGHT COLLECTOR: MAXIMUM TAXI WEIGHT OF
144,000 POUNDS, MAXIMUM LANDING WEIGHT OF
120,500 POUNDS, AND MAXIMUM ZERO FUEL
WEIGHT OF 128,000 POUNDS

2311CH3367                                                      *
HF COMMUNICATIONS - BFE ROCKWELL
INTERNATIONAL CORP - ARINC 716 SINGLE
SYSTEM WITH COMPLETE PROVISIONS FOR SECOND
SYSTEM - 737-700

2334CG3214                                                      *
AUDIO ENTERTAINMENT SYSTEM - INSTALLATION -
BFE MATSUSHITA

2334CH3241                                                      *
AUDIO ENTERTAINMENT SYSTEM - BFE SONY TRANS
COM FOUR DECK COMPACT DISK REPRODUCER - P/N
980-9900-001

2433CG3137                                                      *
STANDBY POWER - 60-MINUTE CAPABILITY

2433CH3148                                                      *
STANDBY POWER - 60-MINUTE CAPABILITY -
PARTIAL PROVISIONS

2520CH3651                                                      *
INTERIOR ARRANGEMENT - 737-700 - 148
PASSENGER TOURIST CLASS

2910CG3093                                                      *
ENGINE DRIVEN HYDRAULIC PUMP WITH VESPEL
SPLINE - ABEX 10-62167-2

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3040CG3040                                                      *
FLIGHT COMPARTMENT HEATING - NO. 3 WINDOWS

3162CG3018                                                      *
ENHANCED MACH AIRSPEED DISPLAY

3421CH3061                                                      *
INERTIAL REFERENCE SYSTEM (IRS) - MODE
SELECT UNIT INSTALLATION - BOEING
COMMERCIAL AIRPLANES P/N 69-73713-17

3458CH3098                                                      *
GLOBAL POSITIONING SYSTEM (GPS) -
INSTALLATION - PARTIAL PROVISIONS FOR
737-700

3458CH3101                                                      *
GLOBAL POSITIONING SYSTEM (GPS) -
INSTALLATION - HONEYWELL - (SUPPLEMENTAL
NAVIGATION CERTIFICATION) FOR 737-700

3461CH3503                                                      *
FLIGHT MANAGEMENT SYSTEM - DUAL FLIGHT
MANAGEMENT COMPUTER OPERATION - DEACTIVATED

5260CH3051                                                      *
FORWARD AIRSTAIRS - PARTIAL PROVISIONS

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Attachment C to
Letter Agreement No. 1830-6

                     MODEL 737-800 AIRCRAFT

                                                             *
CR  /  TITLE                                                PRICE
------------------------------------------------------------------

0220CH3310                                                      *
JOINT AVIATION AUTHORITIES VALIDATION
REQUIREMENTS - MODEL 737 AIRPLANE

0221CG3017                                                      *
CATEGORY IIIA (50 FOOT DECISION HEIGHT)
AUTOMATIC APPROACH AND LANDING - FAA

0310CH3398                                                      *
WEIGHT COLLECTOR: MAXIMUM TAXI WEIGHT OF
173,000 POUNDS, MAXIMUM LANDING WEIGHT OF
144,000 POUNDS, AND MAXIMUM ZERO FUEL
WEIGHT OF 136,000 POUNDS

2311CH3368                                                      *
HF COMMUNICATIONS - BFE ROCKWELL
INTERNATIONAL CORP - ARINC 716 SINGLE
SYSTEM WITH COMPLETE PROVISIONS FOR SECOND
SYSTEM - 737-800

2334CG3215                                                      *
AUDIO ENTERTAINMENT SYSTEM - INSTALLATION -
BFE MATSUSHITA

2334CH3241                                                      *
AUDIO ENTERTAINMENT SYSTEM - BFE SONY TRANS
COM FOUR DECK COMPACT DISK REPRODUCER - P/N
980-9900-001

2433CG3137                                                      *
STANDBY POWER - 60-MINUTE CAPABILITY

2433CH3148                                                      *
STANDBY POWER - 60-MINUTE CAPABILITY -
PARTIAL PROVISIONS

2520CH3652                                                      *
INTERIOR ARRANGEMENT - 737-800 - 186
PASSENGER TOURIST CLASS

2910CG3093                                                      *
ENGINE DRIVEN HYDRAULIC PUMP WITH VESPEL
SPLINE - ABEX 10-62167-2

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3040CG3040                                                      *
FLIGHT COMPARTMENT HEATING - NO. 3 WINDOWS

3162CG3018                                                      *
ENHANCED MACH AIRSPEED DISPLAY

3421CH3061                                                      *
INERTIAL REFERENCE SYSTEM (IRS) - MODE
SELECT UNIT INSTALLATION - BOEING
COMMERCIAL AIRPLANES P/N 69-73713-17

3458CH3099                                                      *
GLOBAL POSITIONING SYSTEM (GPS) -
INSTALLATION - PARTIAL PROVISIONS FOR
737-800

3458CH3102                                                      *
GLOBAL POSITIONING SYSTEM (GPS) -
INSTALLATION - HONEYWELL - (SUPPLEMENTAL
NAVIGATION CERTIFICATION) FOR 737-800

3461CH3503                                                      *
FLIGHT MANAGEMENT SYSTEM - DUAL FLIGHT
MANAGEMENT COMPUTER OPERATION - DEACTIVATED

5260CH3051                                                      *
FORWARD AIRSTAIRS - PARTIAL PROVISIONS

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6-1162-KRG-1050


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, California  90007

Subject:  Letter Agreement No. 6-1162-KRG-1050 to
          Purchase Agreement No. 1830 -
          Aircraft Performance Guarantees

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1830 (the
Agreement) between The Boeing Company (Boeing) and International
Lease Finance Corporation (Buyer) relating to Model 737-600/-700/- 800 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein will have the same meaning as in the Agreement.

1.   Aircraft Performance Guarantees.    The only performance
guarantees applicable to the Aircraft are those set forth in Attachments A, B, and C. Such guarantees are exclusive and will expire upon delivery of the Aircraft to Buyer.

2. Confidential Treatment. Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 1830-1.

Very truly yours,

THE BOEING COMPANY



By __/s/ Kenneth R. Geisen__

Its __Attorney-In-Fact__


ACCEPTED AND AGREED TO as of this

date: __June 27__, 1995

INTERNATIONAL LEASE FINANCE CORPORATION



By __/s/ Steven R. Adams__

Its __Vice President__


Attachments

Attachment A to Letter
No. 6-1162-KGR-1050

                    MODEL 737-600 PERFORMANCE GUARANTEES




       SECTION              CONTENTS


          1                 AIRCRAFT MODEL APPLICABILITY

          2                 FLIGHT PERFORMANCE

          3                 MANUFACTURER'S EMPTY WEIGHT

          4                 AIRCRAFT CONFIGURATION

          5                 GUARANTEE CONDITIONS

          6                 GUARANTEE COMPLIANCE

          7                 EXCLUSIVE GUARANTEES

1         AIRCRAFT MODEL APPLICABILITY

          The guarantees contained in this Attachment (the
          "Performance Guarantees") are applicable to the 737-600 Aircraft equipped with Boeing furnished
          CFM56-7 Series engines.


2         FLIGHT PERFORMANCE

2.1       Cruise Specific Air Range

          The cruise specific air range at a gross weight of
             *   pounds on a standard day, at an altitude
          of   *   feet, at   *   Mach number and using not
          more than maximum cruise thrust, shall not be less than the following guarantee value:

                       NOMINAL:       *         NAM/Pound
                       TOLERANCE:     *         NAM/Pound
                       GUARANTEE:     *         NAM/Pound

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3         MANUFACTURER'S EMPTY WEIGHT

          The Manufacturer's Empty Weight (MEW) is guaranteed not to exceed *.


4         AIRCRAFT CONFIGURATION

4.1 The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the original release of Detail Specification
          D6-38808-19 (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Buyer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the performance, and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

4.2       The Manufacturer's Empty Weight guarantee of
          Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

          (1) Changes to the Detail Specification including Change Requests, Master Changes, Change Orders or any other changes mutually agreed upon between the Buyer and Boeing or otherwise allowed by the Purchase Agreement.

          (2) The difference between the component weight allowances given in Appendix IV of the Detail
          Specification and the actual weights.


5         GUARANTEE CONDITIONS

5.1 All guaranteed performance data are based on the ICAO International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.2 The FAA Regulations (FAR) referred to in this Attachment are, unless otherwise specified, defined to be the 737-500 Certification Basis regulations specified in the Type Certificate Data Sheet A16WE, Revision 16, dated February 12, 1990 except where superseded by the NPRM 93-8 proposal, dated July 8, 1993.

5.3 In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

5.4 The cruise specific air range guarantee includes allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a 50 kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the "Auto" position, the temperature control switches in the "Auto" position that results in a nominal cabin temperature of 75 degrees F, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of 8.35 pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of 1,900 cubic feet per minute including passenger cabin recirculation (nominal recirculation is 40 percent). The
          APU is turned off unless otherwise specified.

5.5 The cruise specific air range guarantee is based on H43.5" x 16"-21" tires, an Aircraft center of gravity location, as determined by Boeing, not to be aft of 27 percent of the mean aerodynamic chord, and on a fuel Lower Heating Value (LHV) of 18,580 BTU per pound.

6         GUARANTEE COMPLIANCE

6.1 Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 4 and the guarantee conditions of
          Section 5.

6.2 Compliance with the cruise specific air range guarantee shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

 6.3 The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

6.4 Compliance with the Manufacturer's Empty Weight guarantee shall be based on information in the "Weight and Balance Control and Loading Manual - Aircraft Report."

 6.5 Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specifications.


7          EXCLUSIVE GUARANTEES

           The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

Attachment B to Letter Agreement
No. 6-1162-KRG-1050

           MODEL 737-700 PERFORMANCE GUARANTEES

          SECTION       CONTENTS

             1          AIRCRAFT MODEL APPLICABILITY

             2          FLIGHT PERFORMANCE

             3          MANUFACTURER'S EMPTY WEIGHT

             4          AIRCRAFT CONFIGURATION

             5          GUARANTEE CONDITIONS

             6          GUARANTEE COMPLIANCE

             7          EXCLUSIVE GUARANTEES

1         AIRCRAFT MODEL APPLICABILITY

          The guarantees contained in this Attachment (the
          "Performance Guarantees") are applicable to the 737-700 Aircraft equipped with Boeing furnished
          CFM56-7 Series engines.


2         FLIGHT PERFORMANCE

2.1       Cruise Specific Air Range

          The cruise specific air range at a gross weight of
           * pounds on a standard day, at an altitude
          of  *  feet, at  *   Mach number and using not
          more than maximum cruise thrust, shall not be less than the following guarantee value:


                              NOMINAL:        *    NAM/Pound
                              TOLERANCE:      *    NAM/Pound
                              GUARANTEE:      *    NAM/Pound

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3         MANUFACTURER'S EMPTY WEIGHT

          The Manufacturer's Empty Weight (MEW) is guaranteed
          not to exceed   *.


4         AIRCRAFT CONFIGURATION

4.1 The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the original release of Detail Specification D6-38808-4
          (hereinafter referred to as the Detail Specification).
          Appropriate adjustment shall be made for changes in such Detail Specification approved by the Buyer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the performance, and/or weight and balance of the Aircraft.
          Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

4.2 The Manufacturer's Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

          (1) Changes to the Detail Specification including Change Requests, Master Changes, Change Orders or any other changes mutually agreed upon between the Buyer and Boeing or otherwise allowed by the Purchase Agreement.

          (2) The difference between the component weight allowances given in Appendix IV of the Detail
          Specification and the actual weights.


5         GUARANTEE CONDITIONS

5.1 All guaranteed performance data are based on the ICAO International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.2 The FAA Regulations (FAR) referred to in this Attachment are, unless otherwise specified, defined to be the 737-500
          Certification Basis regulations specified in the Type
          Certificate Data Sheet A16WE, Revision 16, dated February
          12, 1990 except where superseded by the NPRM 93-8 proposal, dated July 8, 1993.

5.3 In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

5.4 The cruise specific air range guarantee includes allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a 50 kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the "Auto" position, the temperature control switches in the "Auto" position that results in a nominal cabin temperature of 75 degrees F, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of 8.35 pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of 2,200 cubic feet per minute including passenger cabin recirculation (nominal recirculation is 33 percent). The
          APU is turned off unless otherwise specified.

5.5 The cruise specific air range guarantee is based on H43.5" x 16"-21" tires, an Aircraft center of gravity location, as determined by Boeing, not to be aft of 24 percent of the mean aerodynamic chord, and on a fuel Lower Heating Value (LHV) of 18,580 BTU per pound.

6         GUARANTEE COMPLIANCE

6.1 Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 4 and the guarantee conditions of
          Section 5.

6.2 Compliance with the cruise specific air range guarantee shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

6.3 The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

6.4 Compliance with the Manufacturer's Empty Weight guarantee shall be based on information in the "Weight and Balance Control and Loading Manual - Aircraft Report."

6.5 Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specifications.


7         EXCLUSIVE GUARANTEES

          The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

Attachment C to Letter
No. 6-1162-KRG-1050

           MODEL 737-800 PERFORMANCE GUARANTEES



          SECTION       CONTENTS


             1          AIRCRAFT MODEL APPLICABILITY

             2          FLIGHT PERFORMANCE

             3          MANUFACTURER'S EMPTY WEIGHT

             4          AIRCRAFT CONFIGURATION

             5          GUARANTEE CONDITIONS

             6          GUARANTEE COMPLIANCE

             7          EXCLUSIVE GUARANTEES

1         AIRCRAFT MODEL APPLICABILITY

          The guarantees contained in this Attachment (the
          "Performance Guarantees") are applicable to the 737-800 Aircraft equipped with Boeing furnished
          CFM56-7 Series engines.


2         FLIGHT PERFORMANCE

2.1       Cruise Specific Air Range

          The cruise specific air range at a gross weight of
           *  pounds on a standard day, at an altitude
          of   *  feet, at   *  Mach number and using not
          more than maximum cruise thrust, shall not be less than the following guarantee value:


                        NOMINAL:        *    NAM/Pound
                        TOLERANCE:      *    NAM/Pound
                        GUARANTEE:      *    NAM/Pound

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3         MANUFACTURER'S EMPTY WEIGHT

          The Manufacturer's Empty Weight (MEW) is guaranteed not to exceed
             *.


4         AIRCRAFT CONFIGURATION

4.1 The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the original release of Detail Specification
          D6-38808-18 (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Buyer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the performance, and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

4.2 The Manufacturer's Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

          (1) Changes to the Detail Specification including Change Requests, Master Changes, Change Orders or any other changes mutually agreed upon between the Buyer and Boeing or otherwise allowed by the Purchase Agreement.

          (2) The difference between the component weight allowances given in Appendix IV of the Detail
          Specification and the actual weights.


5         GUARANTEE CONDITIONS

5.1       All guaranteed performance data are based on the ICAO International
           Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.2 The FAA Regulations (FAR) referred to in this Attachment are, unless otherwise specified, defined to be the 737-500 Certification Basis regulations specified in the Type Certificate Data Sheet A16WE, Revision 16, dated February 12, 1990 except where superseded by the NPRM 93-8 proposal, dated July 8, 1993.

5.3 In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

5.4 The cruise specific air range guarantee includes allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a 50 kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the "Auto" position, the temperature control switches in the "Auto" position that results in a nominal cabin temperature of 75 degrees F, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of 8.35 pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of 3,300 cubic feet per minute including passenger cabin recirculation (nominal recirculation is 47 percent). The
          APU is turned off unless otherwise specified.

5.6 The cruise specific air range guarantee is based on H44.5" x 16.5"-21" tires, an Aircraft center of gravity location, as determined by Boeing, not to be aft of 28 percent of the mean aerodynamic chord, and on a fuel Lower Heating Value (LHV) of 18,580 BTU per pound.

6         GUARANTEE COMPLIANCE

6.1 Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 4 and the guarantee conditions of
          Section 5.

6.2 Compliance with the cruise specific air range guarantee shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

6.3 The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

6.4 Compliance with the Manufacturer's Empty Weight guarantee shall be based on information in the "Weight and Balance Control and Loading Manual - Aircraft Report."

6.5 Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specifications.


7         EXCLUSIVE GUARANTEES

          The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

6-1162-KRG-1442


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, California  90007

Subject:  Letter Agreement No. 6-1162-KRG-1442 to
          Purchase Agreement No. 1830 -
          Certain Contractual Matters

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1830 (the
Agreement) between The Boeing Company (Boeing) and International
Lease Finance Corporation (Buyer) relating to Model 737-600/-700/- 800 aircraft (the Aircraft).

All terms used and not defined herein shall have the same meaning as in the Agreement.

1.   Simultaneous Execution of Purchase Agreements.

     Considerations provided to Buyer by Boeing for the Aircraft are conditioned upon simultaneous execution of the Agreement and Purchase Agreement No. 1829, as amended. Purchase Agreement No. 1829 between Buyer and Boeing relates to certain 737-300/-400/-500 aircraft.

2.   Credit Memoranda.

     2.1  Aircraft Credit - Aircraft.  In consideration of the
purchase of the Aircraft, Boeing will issue a credit memorandum for each Aircraft at the time of delivery in an amount determined by
*




* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     2.2  *





     2.3 Application of Credit Memoranda. Such credit memoranda may be utilized by Buyer for the purchase of * or applied against the balance of the purchase price of the Aircraft for which
such credit is issued,          *           but may not be used
for the purchase of other aircraft or application against advance payments for any Aircraft.

     2.4  Engine Thrust Changes.  If Buyer elects to increase or decrease the engine thrust of any of the Aircraft prior to delivery
*



     2.5  *




* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

*




3.   Cooperative Marketing Agreement.

     It is recognized by Boeing and Buyer that Buyer may, from time to time, require assistance from Boeing in product-related areas such as sales presentations, route analysis and similar activities in order to successfully market the Aircraft. Boeing agrees to cooperate with Buyer in the above-mentioned activities for the period commencing on the date of execution of the Purchase Agreement and ending on the later of December 31, 2004, or at delivery of the last Aircraft, unless earlier termination is mutually agreed. Boeing further agrees to meet with Buyer from time to time during such period to review sales campaigns of mutual interest.

The above cooperative marketing agreement is subject to the following conditions:

     (i) All financial transactions and any lease-related incentives to be provided by Buyer to its lessees shall be the sole responsibility of Buyer and Boeing's financial commitments in support of any transaction involving any Aircraft shall be limited to the business arrangements between Boeing and Buyer set forth in the Purchase Agreement for any such Aircraft unless otherwise specifically agreed to by Boeing and Buyer and included in the Purchase Agreement by written amendment; and

     (ii) Nothing contemplated in this paragraph 3 shall in any way restrict either party from pursuing those independent sales activities which either

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

considers in its own best interests without concern for the effects of any such action on the other party; and

     (iii) The cooperation contemplated hereunder shall in no way require either party to disclose to the other any data or interests of any customer or potential customer provided to either party in confidence by that customer or potential customer or which is proprietary to either party.

Nothing in this paragraph 3 or elsewhere in this Purchase Agreement shall be deemed to create a joint venture, agency or other mutual legal relationship between the parties and the sole relationship of Boeing and Buyer is one of seller and purchaser of the Aircraft.

   *





4.   * Tooling Allowance.

     In consideration of the purchase of the Aircraft, Boeing will issue a credit memorandum for each Aircraft at the time of delivery
in the amount of               *               .  Such
tooling allowance may be utilized by Buyer for the purchase of
    * or applied against the balance of the purchase price of the Aircraft for which such credit is issued, * but may not be used for the purchase of other aircraft or application against advance payments for any Aircraft.

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.   Credit Memorandum *

     *




6.   * Credit Considerations.

     In consideration of the purchase of the Aircraft, Boeing agrees to *


     6.1    *

            (a) *




            (b) *




* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     6.2    *






     6.3    *





     6.4    *





7.   *

     *




* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

*




8.   *

     Boeing has announced an escalation sharing program for all customers (defined under Letter Agreement No. 6-1162-KRG-1451 dated as even date herewith) for the calendar years 1997 and 1998.
Boeing is not in a position currently to address an escalation sharing program for the calendar year 1999. Buyer has requested an escalation sharing program for the calendar year 1999. Boeing agrees to continue to review its ability to expand such program to 1999.




*





9.   *

     In consideration of the purchase of the Aircraft, *





* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

*



10.  Improvement of *

     In consideration of the purchase of the Aircraft, the exercise
of Buyer's option to purchase     *     aircraft per the
provisions of Purchase Agreement No. * and the exercise of
Buyer's option to purchase        *      aircraft per the
provisions of Purchase Agreement No. *, Boeing will *





Appropriate amendments to the above affected purchase agreements will be executed by Buyer and Boeing simultaneously with the Agreement.

11.  Application to * Aircraft.

     The terms of this Agreement,          *          are
applicable to *



12.  Confidentiality.

     Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreements 1830-1 dated even date herewith.

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Very truly yours,

THE BOEING COMPANY



By __/s/ Kenneth R. Geisen__

Its  __Attorney-In-Fact__


ACCEPTED AND AGREED TO this __27th__

day of __June__, 1995


INTERNATIONAL LEASE FINANCE
CORPORATION



By __/s/ Steven R. Adams__

Its __Vice President__

6-1162-KRG-1443


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, California  90007

Subject:  Letter Agreement No. 6-1162-KRG-1443 to
          Purchase Agreement No. 1830 -
          Advance Payment Matters

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1830 (the
Agreement) between The Boeing Company (Boeing) and International
Lease Finance Corporation (Buyer) relating to Model 737-600/-700/- 800 aircraft (the Aircraft).

All terms used and not defined herein, shall have the same meaning as in the Agreement.


*


1.   *

     1.1  *




     1.2  *





* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

*





     1.3  *






2.   Application of * Deposits.

     Boeing agrees to apply       *      currently held as
*        to the advance payment amount due Boeing from

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Buyer at time of execution of the Agreement.  *



3.   Advance Payment Base Price *

     (a)  *




     (b)  *      , Boeing agrees to reschedule the delivery
of    *    scheduled to deliver in      *     per the
provisions of Purchase Agreement No.  *  to deliver
in      *      .  Appropriate amendments to the above
affected purchase agreement will be executed by Buyer and Boeing simultaneously with the Agreement.

4.   Payment by Check.

     In the event that Buyer elects to pay Boeing any advance payment due under the Purchase Agreement (either in accordance with the schedule determined in accordance with Article 5.1 of the Purchase Agreement or the alternate schedule set forth in this Letter Agreement) by means of a check, Boeing shall charge interest on any amounts for which Boeing does not have immediate use of such funds. The period of calculation for such interest shall commence on the date any payment was due and continue to and include the day immediately preceding the day on which Boeing obtains use of the funds. The rate of interest on any such payments shall be the rate set forth in subparagraph 1.2 herein.

5.   *




* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

*



6.   Confidentiality.

     Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreements 1830-1 dated even date herewith.

Very truly yours,

THE BOEING COMPANY



By __/s/ Kenneth R. Geisen__

Its  __Attorney-In-Fact__


ACCEPTED AND AGREED TO this __27th__

day of __June__, 1995


INTERNATIONAL LEASE FINANCE
CORPORATION



By __/s/ Steven R. Adams__

Its __Vice President__


Attachment

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Attachment A to
Letter Agreement No. 6-1162-KRG-1443

                               *


*                                               *
-----------                                ----------

*                                               *


*                                               *


*                                               *


*                                               *


*                                               *


*                                               *


*                                               *

                                            _____

     *                                          *



* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6-1162-KRG-1444


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, California  90007

Subject:  Letter Agreement No. 6-1162-KRG-1444 to
          Purchase Agreement No. 1830 -
          Aircraft Configuration Matters

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1830 (the
Agreement) between The Boeing Company (Boeing) and International
Lease Finance Corporation (Buyer) relating to Model 737-600/-700/- 800 aircraft (the Aircraft).

All terms used and not defined herein, shall have the same meaning as in the Agreement.

1.   Right of Substitution - Model 737-600/-700/-800.

     Commencing with Aircraft scheduled for delivery in
     * , Buyer shall have the right to substitute in lieu of any or all of the Aircraft a Boeing Model 737-600, Model 737-700 or Model 737-800 Aircraft, as the case may be, (the
Substitute Aircraft), on a one for one basis, subject to the following terms and conditions:

     1.1 Buyer shall provide Boeing with its written or telegraphic notice of its election to substitute aircraft for the Substitute Aircraft no later than *


     1.2 The delivery of the Substitute Aircraft shall occur during the same general time period as the Aircraft for which substitution is being made, unless otherwise agreed by the parties, and shall be subject to the availability of delivery positions for the Substitute Aircraft in the time period in question.

     1.3 Promptly after receipt of notice from Buyer of its election to substitute, Boeing shall prepare and submit to Buyer appropriate documents amending the Purchase Agreement to reflect the

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

manufacture and sale of such Substitute Aircraft to Buyer.

     1.4 The Basic Price of the Substitute Aircraft is subject to adjustment if the CFMI Model CFM56-7 engines selected by Buyer for the Substitute Aircraft are a different engine model or thrust level than that selected for the Aircraft which substitution is made. If the CFMI engine selected by the Buyer for the Substitute Aircraft is a different engine model or the same engine model with a different thrust rating than that selected for the Aircraft, the engine price will be adjusted by the then-current price and escalation difference.

     1.5 If Boeing discontinues production of the Model 737-600, 737-700 or 737-800 aircraft at any time which would affect Boeing's ability to manufacture and deliver any Aircraft to Buyer, the parties will discuss the substitution of other Boeing model aircraft being offered for delivery during the delivery period of the affected Aircraft. Any such substitution shall be subject to mutually agreeable terms and conditions, recognizing that the delivery month of any substitute aircraft shall be subject to Boeing's then current manufacturing capabilities and other delivery commitments. In the event Boeing and Buyer are unable to agree on the terms and conditions of such substitution within a reasonable period of time, either party may terminate the purchase of the affected Aircraft and Boeing shall refund to Buyer, without interest, any advance payments received by Boeing from Buyer with respect to any Aircraft so terminated.

2.   Right of Substitution - 737-300/-400/-500.

     Commencing with Aircraft scheduled for delivery in
       * , Buyer shall have the right to substitute in lieu of any or all of the Aircraft a Boeing Model 737-300, Model 737-400 or Model 737-500 Aircraft, as the case may be, (the Substitute Aircraft), on a one for one basis, subject to the following terms and conditions:

     2.1 Buyer shall provide Boeing with its written or telegraphic notice of its election to substitute aircraft for the Substitute Aircraft no later than *



* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     2.2 The delivery of the Substitute Aircraft shall occur during the same general time period as the Aircraft for which substitution is being made, unless otherwise agreed by the parties, but shall in any event be subject to Boeing's determination of the availability of delivery positions for the Substitute Aircraft in the time period in question. Buyer may substitute, on a one-for-
one basis, a maximum quantity of    *   model 737-300/-400/-
500 aircraft for an equal number of the Aircraft.

     2.3 Promptly after receipt of notice from Buyer of its election to substitute, Boeing shall prepare and submit to Buyer appropriate documents amending (i) the Agreement to delete such Aircraft and (ii) Purchase Agreement No. 1829 to add the manufacture and sale of such Substitute Aircraft to Buyer.

     2.4 Purchase Agreement No. 1829 will be revised to reflect the then-current price and escalation provisions applicable to such Substitute Aircraft and to include such Substitute Aircraft in the business arrangement for the existing 737-300/-400/-500 aircraft.

3.   Joint Aviation Authorities *

     *



     Buyer agrees to cooperate with and assist Boeing in Boeing's negotiation with the JAA airworthiness authorities relating to the establishment and meeting of Aircraft airworthiness requirements. If delivery of the Aircraft is delayed by incorporation of any required JAA change to the Aircraft, or is delayed by the lack of additional validation, such delay will be

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

deemed to be an Excusable Delay under the provisions of the Agreement.

4.   *





5.   Additional *

     *




6.   Manufacturer's Empty Weight Growth Protection.

     Boeing has provided Manufacturer's Empty Weight (MEW) guarantees for the basic model of each Aircraft as set forth in Letter Agreement No. 6-1162-KRG-1050, dated as of even date
herewith.  The Aircraft MEW is guaranteed to be           *.
In consideration of the early stage of Boeing's design of the Aircraft and Buyer's desire to retain the full operational capability of the Aircraft at the completion of such design, Boeing agrees to monitor the baseline MEW during this period and provide to Buyer a written summary of any changes to such MEW sixty (60) days prior to delivery of the first Aircraft of each model type.

If the baseline MEW grows above the MEW set forth in the Detail Specification by an amount *

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

      *                                     Such determination
will be made at the sole discretion of Boeing.

* the terms of Letter Agreement 6-1162-KRG-1050, dated as of even date herewith, will apply.

7.   Later Assessment of Buyer's BFE Obligations.

     In consideration of Buyer's concern related to differences in the provisions set forth in paragraph 3 of Exhibit E of the Agreement related to Buyer's obligations compared to previously executed agreements, Boeing agrees to meet with Buyer no later than 12 months after delivery of the first Aircraft to discuss what, if any, impact such revised provisions have had on Buyer.

8.   Limitation of New Customer Introductions.

     Boeing shall have the right to limit the number of new customer introductions in any calendar year based on resources available to accomplish required configuration changes, certification activity and/or to provide customer services to support such new customer introductions. If a requested new customer introduction cannot be accomplished in the scheduled month of delivery for a particular Aircraft, Boeing shall so notify Buyer, and shall advise Buyer as to the next available delivery month in which such new customer introduction can be accomplished. Such limitation will not apply to any Aircraft either for which such notification has not been issued by Boeing to Buyer or for which a lessee has been officially identified to Boeing by Buyer no
less than      *      prior to scheduled delivery of such
Aircraft.

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

9.   Purchase Agreement and Detail Specification Revision.

     In the event of a substitution, rescheduling or cancellation of an Aircraft as contemplated in this Agreement, Boeing and Buyer agree that within thirty (30) days after receipt by Boeing or Buyer's notice thereof, or within such other time as the parties may mutually agree, the parties will execute appropriate documents reflecting the effects of such substitution, rescheduling or cancellation on the Purchase Agreement terms, including but not limited to the effects on the Aircraft Basic Price, Aircraft Price, Advance Payment Base Price and applicable escalation provisions.

10.  Confidentiality.

     Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreements 1830-1 dated even date herewith.

Very truly yours,

THE BOEING COMPANY


By: __/s/ Kenneth R. Geisen__

Its:  __Attorney-In-Fact__


ACCEPTED AND AGREED TO this __27th__

day of __June__, 1995


INTERNATIONAL LEASE FINANCE
CORPORATION


By: __/s/ Steven R. Adams__

Its:  __Vice President__

6-1162-KRG-1445


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, California  90007

Subject:  Letter Agreement No. 6-1162-KRG-1445 to
          Purchase Agreement No. 1830 -
          Lessee Matters

Gentlemen:

Reference is made to Purchase Agreement No. 1830 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and International Lease Finance Corporation (Buyer) relating to
Model 737-600/-700/-800 aircraft (the Aircraft).

All terms and not defined herein, shall have the same meaning as in the Agreement.

     It is understood that Buyer intends to lease the Aircraft to third party operators. This Letter Agreement relates to certain services that Boeing will provide to such third party operators.

1.   Identification of Lessee and Country of Registry.

     Buyer agrees to give Boeing written notice as soon as
reasonably practicable, but in no case less than    *
prior to the month during which an Aircraft is scheduled for delivery, of the name and address of the applicable lessee, the month(s) of Aircraft delivery and the term of the lease.

Promptly after notification, Boeing will advise Buyer as to whether such Aircraft can be delivered no later than its contract delivery month and in a configuration such that an Export Certificate of Airworthiness (if required) can be obtained for the country of registry requested. In the event Boeing determines that obtaining such requested Export Certificate of Airworthiness would result in delivery of the Aircraft later than its contract delivery month, the Aircraft will be certified with a Standard Airworthiness Certificate and Buyer will, upon tender of delivery of the Aircraft in accordance with the Agreement, accept delivery of such Aircraft with such Certificate or if

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

mutually agreed establish a later delivery month which supports
Buyer's requirement. In the event of such later delivery month, the Agreement shall be amended by written agreement which shall include but not be limited to changes in contract delivery month, price, storage charges and related matters arising from such rescheduling.

2.   Late Identification of Lessees.

     Buyer recognizes that Boeing's ability to schedule and provide the training, services and data as set forth in Exhibits C-1, C-2 and C-3, as well as its ability to incorporate lessee-peculiar changes in an Aircraft, may be subject to severe curtailment in the event of late notification by Buyer of the identity of lessees as provided in paragraph 2 herein. If Buyer does not provide timely notification to Boeing of lessee identification, Boeing's obligation to Buyer and such lessee with respect to providing the requisite training, services and data shall be subject to the availability of appropriate Boeing training facilities and personnel in the time period in question and is further subject to Buyer's agreement to pay Boeing those reasonable extraordinary costs, if any, which are incurred by Boeing in connection with the provision of training, services and data, as a result of late identification of a lessee.

3.   Customer Support Categories for Lessees.

     Category 1 services are provided on a one time basis for each major aircraft model. If at the time training is to be provided, a lessee which has been identified to receive Category 1 services pursuant to this Letter Agreement has received Category 1 services from Boeing for any previous lease or purchase of a Model 737 aircraft, Boeing will provide the adjusted level of services to which the lessee is entitled.

It is recognized by Boeing that the lessees to be identified under paragraph 1. above may have different requirements with regard to maintenance and flight crew training and technical documents applicable to the Aircraft. For the purpose of this Letter Agreement, and in order to determine the applicability of either Exhibit C-1, C-2 or C-3 and Parts thereof to each of Buyer's lessees, the following categories shall apply;

     Category 1   Lessee is not operating Boeing Model 737-200,
Model 737-300, Model 737-400, Model 737-500, Model 737-600, Model
737-700 or Model 737-800 aircraft. (Exhibit C-1 provides new Model training and Documents)

     Category 2   Lessee is operating Boeing Model 737-300, 737-400
or 737-500 aircraft or will accept delivery of such an aircraft prior to delivery of Buyer's Aircraft (Exhibit C-2 provides major
Model differences training and documents)

     Category 3   Lessee is operating Boeing Model 737-600, Model
737-700 or Model 737-800 aircraft or is scheduled to accept delivery of a Model 737-600, Model 737-700 or Model 737-800 aircraft prior to delivery of Buyer's Aircraft. (Exhibit C-3 provides minor Model differences training and documents)

The determination of applicability of Exhibit C-1, C-2, or C-3 will be made at time of lessee identification, unless otherwise agreed by Boeing and Buyer.

4.   Training and Technical Documents.

     4.1 Boeing will provide the training, services and technical documents set forth in Exhibit C-1, C-2 or C-3 to the Agreement and under the terms, conditions and provisions thereof to lessees in Category 1, 2 or 3, respectively; provided that such lessees are the initial operators of the Aircraft, and the initial lease term
of each Aircraft is for a term of not less than     *    .
The level of training, services and technical documents, if any, that Boeing will provide to lessees of Buyer who are the initial operators of the Aircraft but lease the Aircraft for an initial
lease term of less than    *   will, if requested by Buyer,
be determined by Boeing and given to Buyer. Such support level will be based on the particular circumstances of the lease and the lessee involved.

     4.2  At the time of execution of the Agreement, the training schedules, quantities and formats of the technical data and
documents to be provided under the applicable Exhibit had not been defined. Boeing and Buyer agree to define such items not later
than      *      prior to delivery of the first Aircraft to
lessee.

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     4.3 At such time as Buyer identifies to Boeing the lessee of an Aircraft, Boeing will give written notice to Buyer as to the Category of such lessee and advise which Exhibit C is applicable or pursuant to paragraph 4.2 above the level of support Boeing will provide in the event the Aircraft is leased for a term of less than
*.

5.   Assignment of Rights and Obligations.

     5.1 Partial Assignment. Promptly after identification of the Aircraft lessee, Buyer, the lessee and Boeing will enter into an assignment of certain rights and obligations under the Agreement with respect to training activities, and of Buyer's Spare Parts General Terms Agreement or, when executed, Customer Services General Terms Agreement (GTA) for those Lessees who do not have a GTA with Boeing, containing terms and conditions substantially as set forth in Attachment A to this Letter Agreement. The GTA payment provisions will apply for Spare Parts ordered by the lessee for the Aircraft; provided, however, the "net 30 days" payment provisions are subject to approval of the lessee's credit by Boeing.

     5.2 Full Assignment. At the time of delivery by Buyer of any Aircraft to an initial lessee, Buyer, the lessee, and Boeing will enter into an assignment of additional rights and obligations under the Agreement containing terms and conditions substantially as set forth in Attachment B to this Letter Agreement.

6.   Confidentiality.

     Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreements 1830-1 dated even date herewith.

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Very truly yours,

THE BOEING COMPANY



By __/s/ Kenneth R. Geisen__

Its  __Attorney-In-Fact__


ACCEPTED AND AGREED TO this __27th__

day of __June__, 1995

INTERNATIONAL LEASE FINANCE
CORPORATION



By _/s/ Steven R. Adams__

Its __Vice President__

Attachments

Boeing Commercial Airplane Group
P.O. Box 3707
Seattle, Washington 98124-2207

Attention:     Vice President - Contracts
               Mail Stop 75-38

Subject:       Partial Assignment of Rights - International Lease
               Finance Corporation as Lessor and @ as Lessee of
               Model 737 Aircraft


Gentlemen:

In connection with International Lease Finance Corporation's lease to @ (Lessee) of a Boeing aircraft (more fully described below), reference is made to the following documents:

(1)  Purchase Agreement No. 1830 dated as of +                   ,
     between The Boeing Company (Boeing) and International Lease
     Finance (ILFC), as amended and supplemented, (the Purchase
     Agreement) under which ILFC purchased Boeing Model 737 aircraft, including certain aircraft which have been designated for lease to Lessee (the Aircraft).

(2) Spare Parts General Terms Agreement No. Q8 dated as of May 20, 1977, as amended and supplemented, or, when executed, Customer Services General Terms Agreement No. Q8, between Boeing and ILFC, referenced in Article 13 of the Purchase Agreement (the ILFC GTA).

/(3) Spare Parts General Terms Agreement or Customer Services
     General Terms Agreement No. +      dated as of
     +                   , as amended and supplemented, between
     Boeing and Lessee (Lessee GTA)./

/(3)/(4)/ /Letter of Intent/ /Memorandum of Understanding/
          /Aircraft Lease Agreement/ (the /LOI/ /MOU/ /Lease/)
          dated as of +                    between ILFC and Lessee.

/(4)/(5)/ /Letter of Intent/ /Memorandum of Understanding/
          /Aircraft Lease Agreement/ (the /LOI/ /MOU/ /Lease/) dated as of

          +                    between ILFC and Lessee,
          relating to the lease of ______ (___) Boeing Model _____- _____ aircraft bearing manufacturer's serial number/s/
          _________________ (the Interim Aircraft./

Pursuant to the /LOI/ /MOU/ /Lease/, ILFC has agreed to lease the Aircraft to Lessee. Included in such /LOI/ /MOU/ /Lease/ is the transfer to Lessee of (a) training entitlements, support and services, and other things related to the Aircraft (the Entitlements) under the provisions of Exhibit C (the Customer Support Document) to the Purchase Agreement, and (b) rights to purchase from Boeing Spare Parts related to the Aircraft /and the Interim Aircraft/. In order to accomplish such transfer of the Entitlements and rights, as authorized by the provisions of Article /10/ /11/ of the Purchase Agreement /[OPTION A: USE WHEN LESSEE HAS NO GTA:]; and Article /23/ of the ILFC GTA/, the parties agree as follows:

1.   Lessee's Agreement and Indemnification of Boeing.

     In consideration of Boeing's consent and agreement to this assignment, Lessee, its successors and assigns, hereby agree to be bound by and comply with all applicable terms, conditions, and limitations of the Purchase Agreement including, without limitation, the exclusion of liability, disclaimer, indemnity and insurance provisions of the Product Assurance and Customer Support Documents (Exhibits B and C, respectively, to the Purchase Agreement). /Lessee, its successors and assigns further agree that such applicable terms, conditions and limitations shall apply to any Entitlements provided by Boeing in support of the Interim Aircraft./

2.   Lessee's Insurance.

     Boeing's obligation to provide those portions of the Entitlements involving aircraft-related training, support or services to Lessee is conditioned on the receipt by Boeing of evidence of compliance by Lessee with the insurance requirements set forth in paragraph 2 of Part E of Exhibit C or in such other form as may be satisfactory to Boeing, prior to the provision of such Entitlements.

3.   Spare Parts General Terms.

     /[OPTION A (LESSEE WITHOUT GTA):]
     3.1 Lessee, who is not presently a party to a Spare Parts General Terms Agreement with Boeing, agrees, together with any successors and assignees, to be bound by all applicable terms, conditions, and limitations of the ILFC GTA, including, without limitation, Articles /15.10/ and /17/ of the ILFC GTA /and paragraphs /9.8/ and /11/ of Exhibit A to the ILFC GTA,/ with respect to any Spare Parts or Leased Parts ordered for the Aircraft /or the Interim Aircraft/; and

     3.2  Lessee hereby agrees that the payment provisions of
Article 12 of the ILFC GTA will be applicable to Spare Parts ordered by Lessee for the Aircraft /or the Interim Aircraft/, provided however, the "net 30 days" payment provisions are subject to approval of Lessee's credit by Boeing and, in addition, Boeing may establish a credit limit on Lessee's account./

     /[OPTION B (LESSEE WITH GTA):]
     Lessee, who is presently a party to the Lessee GTA agrees, together with any successors and assignees, to be bound by all applicable terms, conditions, and limitations of such agreement with respect to any Spare Parts or Leased Parts ordered for the Aircraft /or the Interim Aircraft/; it further being agreed, however, that in connection with this assignment, no transfer of rights to Lessee is being made with respect to the ILFC GTA.

4.   Continuing Lessor Rights and Obligations.

     ILFC reserves to itself all rights, claims and interests it may have under the Purchase Agreement not expressly assigned to Assignee hereunder. ILFC agrees to remain responsible for any payments due Boeing (a) with respect to the Aircraft under Articles 3 and 5 (Price of Aircraft and Payment), respectively, of the Purchase Agreement and (b) with respect to any Spare Parts /or Leased Parts/ for the Aircraft /or the Interim Aircraft/ ordered by ILFC under the ILFC GTA.

5.   Appointment of Lessee.

     ILFC hereby assigns to Lessee the sole authority to exercise all rights and powers of ILFC with respect to the Entitlements under Exhibit C of the Purchase

Agreement /[USE WITH OPTION A:] and the ILFC GTA/. Such authorization shall continue until Boeing shall have received from ILFC written notice to the contrary addressed to Boeing's
Vice President - Contracts, P.O. Box 3707, Seattle, Washington 98124-2207. Until Boeing shall have received such notice, Boeing shall be entitled to deal exclusively and solely with Lessee with respect to the Entitlements and, with respect to the rights, powers, duties or obligations under Exhibit C to the Purchase Agreement, /[USE WITH OPTION A:] and the ILFC GTA/ and all actions taken by Lessee or agreements entered into by Lessee with respect to such Entitlements /[USE WITH OPTION A:] and the ILFC GTA/ during the period prior to Boeing's receipt of such notice, shall be final and binding upon ILFC.

6.   Modification, Revision or Substitution of Entitlements.

     ILFC and Lessee agree that the appointment of Lessee set forth in paragraph 5 herein includes the authority, in cooperation with Boeing, to modify, revise or substitute the form, type, and scope of the Entitlements; provided however, that such modification, revision or substitution does not create any additional Lessor financial obligation to Boeing. It is further understood and agreed that the provisions of this assignment (including but not limited to matters of exclusion of liability, disclaimer, indemnity and insurance) shall apply to the provision by Boeing of such modified, revised or substituted Entitlements to the same extent as if they were specifically described in the Purchase Agreement; and

7.   Boeing Rights and Obligations.

     ILFC and Lessee confirm expressly for the benefit of Boeing that nothing in this Assignment shall (i) subject Boeing to any obligation or liability to which it would not otherwise by subject under the Purchase Agreement or limit, restrict, or change in any respect Boeing's rights, representations, warranties, indemnities or other agreements thereunder, except as otherwise expressly provided herein, (ii) limit any rights of set-off Boeing may have under applicable law, or (iii) require Boeing to divest itself of title to or possession of the Aircraft until delivery thereof and payment therefore as provided in the Purchase Agreement.

8.   Signing in Counterparts.

     This Assignment may be signed by the parties hereto in separate counterparts, each of which when executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

9.   Governing Law.

     This Assignment shall be governed by, and construed in accordance with, the laws of the State of Washington, including all matters of construction, validity and performance.

10.  Lessee Acceptance.

     Lessee hereby accepts the authorizations set forth in paragraphs 5 and 6 herein and agrees to be bound by and to comply with all the terms, conditions and limitations of the Purchase
Agreement /[USE WITH OPTION A:] and the ILFC GTA/.

We request that Boeing, upon receipt of this letter, acknowledge receipt thereof and the transfer of rights, under the Purchase Agreement /[USE WITH OPTION A:] and the ILFC GTA/ /[USE WITH OPTION B:] and concurrence that Spare Parts for the Aircraft /or the Interim Aircraft/ ordered from Boeing will be under the provisions of the Lessee GTA/ as set forth above, by signing the acknowledgment set forth below and forwarding one copy of this letter, so acknowledged, to each of the undersigned.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be duly executed as of the dates written below.


#                             INTERNATIONAL LEASE
                              FINANCE CORPORATION
(Lessee)                      (Lessor)



By ______________________     By ______________________



Its _____________________     Its _____________________



Dated ___________________     Dated ___________________



     [BOEING ACKNOWLEDGEMENT AND CONSENT TO ASSIGNMENT:]

Receipt of the above letter acknowledged and transfer of rights under the Purchase Agreement /[USE WITH OPTION A:] and the ILFC GTA/ /[USE WITH OPTION B:] and the applicability of the provisions of the Lessee GTA with respect to Spare Parts ordered from Boeing/, with respect to the Aircraft /or the Interim Aircraft/, confirmed effective as of the date indicated below:

THE BOEING COMPANY



By ______________________

Its  __Attorney-in-Fact__

Dated ___________________

Boeing Commercial Airplane Group
P.O. Box 3707
Seattle, Washington 98124-2207

Attention:     Vice President - Contracts
               Mail Stop 75-38

Subject:  Full Assignment of Rights - as International Lease
          Finance Corporation Lessor and @ as Lessee of Model 737
          Aircraft Serial No.


Gentlemen:

In connection with International Lease Finance Corporation's lease to @ (Lessee) of a Boeing aircraft (more fully described below), reference is made to the following documents:

(1)  Purchase Agreement No. 1830 dated as of +           , between
     The Boeing Company (Boeing) and International Lease Finance Corporation (ILFC), as amended and supplemented, (the Purchase Agreement) under which ILFC purchased Boeing Model 737 aircraft, including that certain aircraft bearing
     manufacturer's serial no. +         (the Aircraft), which is
     being leased to Lessee.

(2) Spare Parts General Terms Agreement No. Q8 dated as of May 20, 1977, as amended and supplemented or, when executed, Customer Services General Terms Agreement No. Q8, between Boeing and ILFC, referenced in Article 13 of the Purchase Agreement (the ILFC GTA).

/(3) Spare Parts General Terms Agreement or Customer Services
     General Terms Agreement No. +       dated as of
     +                    , as amended and supplemented, between
     Boeing and International Lease Finance Corporation (Lessee
     GTA)./

/(3)/(4)/ Aircraft Lease Agreement/ (the Lease) dated as of
          +                between ILFC and Lessee.

/(4)/(5)/ Partial Assignment Agreement between Boeing, ILFC and
          Lessee dated +                     .

Pursuant to the Lease, ILFC has leased the Aircraft to Lessee. Included in such Lease is the transfer to Lessee of (a) rights related to the Aircraft under the Purchase Agreement and (b) rights to purchase from Boeing Spare Parts related to the Aircraft. In order to accomplish such transfer of rights, as authorized by the provisions of Article /10/ /11/ of the Purchase Agreement and /[OPTION A: USE WHEN LESSEE HAS NO GTA:] Article /23/ of the ILFC GTA/, the parties agree as follows:

1.   Lessee's Agreement, Disclaimer, Release and Indemnification of
     Boeing.

     In consideration of Boeing's consent and agreement to this assignment, Lessee, its successors and assigns, hereby agree to be bound by and comply with all applicable terms, conditions, and limitations of the Purchase Agreement including, without limitation, the exclusion of liability, disclaimer, indemnity and insurance provisions of the Product Assurance and Customer Support Documents (Exhibits B and C, respectively, of the Purchase Agreement).

2.   Lessee's Insurance.

     Lessee recognizes that Boeing's obligation to provide training, support and services to Lessee pursuant to Exhibit C of the Purchase Agreement is conditioned on the receipt by Boeing of evidence of compliance by Lessee with the insurance requirements set forth in paragraph 2 of Part E of Exhibit C or in such other form as may be satisfactory to Boeing, prior to the commencement of such support and services.

3.   Spare Parts General Terms.

     /[OPTION A (LESSEE WITHOUT GTA):]

     3.1 Lessee, who is not presently a party to a Spare Parts General Terms Agreement with Boeing, agrees, together with any successors and assignees, to be bound by all applicable terms, conditions, and limitations of the ILFC GTA, including, without limitation, Articles /15.10/ and /17/ of the ILFC GTA /and paragraphs /9.8/ and /11/ of Exhibit A to the ILFC

GTA,/ with respect to any Spare Parts or Leased Parts ordered for the Aircraft.

     3.2  Lessee hereby agrees that the payment provisions of
Article 12 of the ILFC GTA will be applicable to Spare Parts ordered by Lessee for the Aircraft, provided however, the "net 30 days" payment provisions are subject to approval of Lessee's credit by Boeing and, in addition, Boeing may establish a credit limit on Lessee's account./

     /[OPTION B (LESSEE WITH GTA):]
     Lessee, who is presently a party to the Lessee GTA agrees, together with any successors and assignees, to be bound by all applicable terms, conditions, and limitations of such agreement with respect to any Spare Parts or Leased Parts ordered for the Aircraft; it further being agreed, however, that in connection with this assignment, no transfer of rights to Lessee is being made with respect to the ILFC GTA./

4.   Continuing Lessor Rights and Obligations.

     ILFC reserves to itself all rights, claims and interests it may have under the Purchase Agreement not expressly assigned to Assignee hereunder. ILFC agrees to remain responsible for any payments due Boeing (a) with respect to the Aircraft under Articles 3 and 5 (Price of Aircraft and Payment), respectively, of the Purchase Agreement and (b) with respect to any Spare Parts /or Leased Parts/ for the Aircraft ordered by ILFC under the ILFC GTA.

5.   Appointment of Lessee.

     ILFC hereby assigns to Lessee the sole authority to exercise all rights and powers of ILFC with respect to the Aircraft under the Purchase Agreement /[USE WITH OPTION A:] and the ILFC GTA/. Such authorization shall continue until Boeing shall have received from ILFC written notice to the contrary addressed to Boeing's Vice President - Contracts, P.O. Box 3707, Seattle, Washington 98124-2207. Until Boeing shall have received such notice Boeing shall be entitled to deal exclusively and solely with Lessee with respect to the Aircraft, under the Purchase Agreement /[USE WITH OPTION A:] and the ILFC GTA/ and, with respect to the rights, powers, duties or obligations under the

Purchase Agreement /[use with OPTION A:] and the ILFC GTA/, and all actions taken by Lessee or agreements entered into by Lessee during the period prior to Boeing's receipt of such notice, shall be final and binding upon ILFC.

6.   Modification, Revision or Substitution of Entitlements.

     ILFC and Lessee agree that the appointment of Lessee set forth in paragraph 5 herein includes the authority, in cooperation with Boeing, to modify, revise or substitute the form, type, and scope of the training entitlements, support services and other things provided by Boeing under the Purchase Agreement, provided however, that such modification, revision or substitution does not create any additional Lessor financial obligation to Boeing. It is further understood and agreed that the provisions of this assignment (including but not limited to matters of exclusion of liability, disclaimer, indemnity and insurance) shall apply to the provision by Boeing of such modified, revised or substituted entitlements, support and services to the same extent as if they were specifically described in the Purchase Agreement.

7.   Boeing Rights and Obligations.

     ILFC and Lessee confirm expressly for the benefit of Boeing that nothing in this Assignment shall (i) subject Boeing to any obligation or liability to which it would not otherwise by subject under the Purchase Agreement or limit, restrict, or change in any respect Boeing's rights, representations, warranties, indemnities or other agreements thereunder, except as otherwise expressly provided herein, (ii) limit any rights of set-off Boeing may have under applicable law, or (iii) require Boeing to divest itself of title to or possession of the Aircraft until delivery thereof and payment therefore as provided in the Purchase Agreement.

8.   Signing in Counterparts.

     This Assignment may be signed by the parties hereto in separate counterparts, each of which when executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

9.   Governing Law.

     This Assignment shall be governed by, and construed in accordance with, the laws of the State of Washington, including all matters of construction, validity and performance.

10.  Lessee Acceptance.

     Lessee hereby accepts the authorizations set forth in paragraphs 5 and 6 herein and, agrees to be bound by and to comply with all the terms, conditions and limitations of the Purchase
Agreement /[USE WITH OPTION A:] and the ILFC GTA/.

11.  Post-Delivery Work.

     It is recognized that Lessee's personnel may request Boeing to perform work on an Aircraft promptly after Lessee takes delivery of such Aircraft under lease from ILFC, either prior to the Aircraft's initial departure flight from the delivery site or upon the return of the Aircraft to Boeing's facilities in the Seattle, Washington area, prior to completion of such initial departure flight. The following provisions shall apply to all work performed by Boeing under the circumstances identified in this paragraph:

     (i) Title to any such Aircraft shall at all times remain with ILFC.

     (ii) Risk of loss of any such Aircraft, in whole or in part shall remain, jointly and severally, with ILFC and Lessee and at no time after delivery by Boeing shall risk of loss of the Aircraft revert to Boeing, unless otherwise agreed by the parties in writing.

     (iii) The provisions of the Boeing Product Assurance Document relating to exclusion of liabilities and disclaimer, set forth in the Purchase Agreement, shall at all times apply to any work performed by Boeing pursuant to this paragraph 11, and to any Boeing-designed system, accessory, equipment or part installed on the Aircraft as part of such work.

     (iv) The provisions of the Boeing Customer Support Document relating to indemnity and insurance, set forth in Exhibit C to the Purchase Agreement, shall at all times apply to any work performed by Boeing pursuant to this paragraph 11.

     (v) Lessee shall reimburse Boeing for any work performed on the Aircraft hereunder to the extent that such work is not covered under the Boeing warranty applicable to the Aircraft.

     (vi) In performing work pursuant to this paragraph 11 Boeing may conclusively rely upon the commitment authority of Lessee personnel.

We request that Boeing, upon receipt of this letter, acknowledge receipt thereof and the transfer of rights, under the Purchase Agreement /[USE WITH OPTION A:] and the ILFC GTA/ /[USE WITH OPTION B:] and concurrence that Spare Parts for the Aircraft ordered from Boeing will be under the provisions of the Lessee GTA/ as set forth above, by signing the acknowledgment set forth below and forwarding one copy of this letter, so acknowledged, to each of the undersigned.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be duly executed as of the dates written below.



#                             INTERNATIONAL LEASE
                              FINANCE CORPORATION
(Lessee)                      (Lessor)



By _________________________  By _____________________



Its ________________________  Its ____________________



Dated ______________________  Dated __________________

BOEING ACKNOWLEDGEMENT AND CONSENT TO ASSIGNMENT

Receipt of the above letter acknowledged and transfer of rights under the Purchase Agreement /[USE WITH OPTION A:] and the ILFC GTA/ /[USE WITH OPTION B:] and the applicability of the provisions of the Lessee GTA with respect to Spare Parts ordered from Boeing/, with respect to the Aircraft, confirmed effective as of the date indicated below:

THE BOEING COMPANY



By ___________________________

Its  __Attorney-in-Fact__

Dated ________________________

6-1162-KRG-1446


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, California  90007

Subject:  Letter Agreement No. 6-1162-KRG-1446 to
          Purchase Agreement No. 1830 -
          Airframe Maintenance Cost Protection Program

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1830 (the
Agreement) between The Boeing Company (Boeing) and International
Lease Finance Corporation (Buyer) relating to Model 737-600/-700/- 800 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein will have the same meaning as in the Agreement.

1.   Airframe Maintenance Cost Protection Program.

     In consideration of the purchase of the Aircraft, Boeing agrees of offer an airframe maintenance cost protection program to
any lessee identified by Buyer as the lessee of at       *
Such program is outlined in the attached letter agreement.
Upon notification, Boeing will meet with Buyer and Buyer's lessee to initiate such program and to collect certain maintenance cost and aircraft operating information necessary to enable completion and execution the required attached letter agreement.

2.   Assignment of Program Rights.

     At the time of delivery by Buyer of any Aircraft affected by this program Buyer, the lessee, and Boeing will enter into an assignment of rights and obligations under the Agreement as necessary to assign such program rights to the lessee.

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.   Confidential Treatment.

     Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 1830-1.


Very truly yours,

THE BOEING COMPANY



By __/s/ Kenneth R. Geisen__

Its   __Attorney-In-Fact__

ACCEPTED AND AGREED TO as of this

date:  __June 27__, 1995

INTERNATIONAL LEASE FINANCE CORPORATION



By __/s/ Steven R. Adams__

Its __Vice President__

Attachment to
6-1162-KRG-1446

[LETTER NO.:] _____


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, California  90007

Subject:  Letter Agreement No. _____ to
          Purchase Agreement No. 1830 -
          Airframe Maintenance Cost Protection Program

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1830 dated as amended (the Agreement) between The Boeing Company (Boeing) and
International Lease Finance Corporation (Buyer) relating to
Model 737-600/-700/-800 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

In consideration of Buyer's purchase of the Aircraft and in
recognition of Buyer's specific concerns regarding Aircraft
maintenance costs, Boeing and Buyer hereby amend Exhibit B (Product
Assurance Document) of the Agreement to include as Part +       the
Airframe Maintenance Cost Protection Program described herein (the
Program).

1.   Scope.

     1.1  Covered Aircraft.

          This Program applies to each of the Aircraft while operated by Buyer on Buyer's routes during the Program Term, as defined below (the Covered Aircraft).

     1.2  Program Term.

          The term of the Program is 5 consecutive years commencing on the first day of the calendar quarter preceding the first
Covered Aircraft delivery (Program Term).

     1.3  Covered Maintenance Work.

          The Maintenance Cost Program applies to labor performed and materials consumed in the maintenance of the airframe and component elements of the Covered Aircraft which are included in aircraft systems 5, 7 through 11, relevant sections of 12 and 20, 21 through 57, 71, and 73 through 80 (as defined in the Air Transport Association of America, Specification No. 100, "Specification for Manufacturer's Technical Data," dated 1984) when such maintenance is performed in accordance with Buyer's FAA
[FOREIGN:] +           approved maintenance program and such labor
and materials are properly charged to the following work descriptions:

          1.3.1 Scheduled Checks: All routine and required non-routine or corrective maintenance performed by Buyer during scheduled checks.

          1.3.2 Non-scheduled Maintenance: All non-scheduled required maintenance.

          1.3.3 Repair and Overhaul: Any required repair or overhaul of rotable or repairable systems, accessories, equipment and parts.

          1.3.4 Modifications: Modifications required to make changes recommended by Boeing or Boeing suppliers pursuant to paragraphs 5.1 and 7.1 herein.

The Program applies only to the maintenance described above (Airframe Maintenance) and does not apply to labor performed or materials consumed with respect to Engines and Engine parts provided by the Engine manufacturer and the Engine manufacturer's suppliers.

2.   Basic Definitions.

     2.1 "Fleet," for any Reporting Period, means the number of Covered Aircraft operated by Buyer on Buyer's routes during such Reporting Period.

     2.2 "Fleet Hours," for any Reporting Period, means the total airborne time (aircraft takeoff to touchdown) accumulated by the Covered Aircraft during such Reporting Period.

     2.3 "Reporting Period" is a 12 month period commencing on either the date the Program Term commences or on an anniversary thereof.

3.   Maintenance Cost Program Measures.

     3.1  Airframe Maintenance Cost.

          "Airframe Maintenance Cost" is calculated as the sum of
(i) the direct material costs for Airframe Maintenance performed by Buyer on the Covered Aircraft (the "material cost component"), (ii) the direct labor costs for Airframe Maintenance performed by Buyer on the Covered Aircraft (the "labor cost component") and (iii) the charges to Buyer for labor and materials consumed in Airframe Maintenance for the Covered Aircraft performed for Buyer by others,
reduced by +         % to adjust such charges to equivalent direct
Buyer labor and material costs and such reduced amount is
distributed +       % to the material cost component and +      %
to the labor cost component.

          3.1.1 The material cost component is the net actual cost paid by Buyer for materials required to perform the Airframe Maintenance, exclusive of those costs and/or other charges as set forth in paragraph 7.5 which may be added to the manufacturer's standard price.

          3.1.2 The labor cost component is the product of the following:

               3.1.2.1 The labor hours actually expended in performing the Airframe Maintenance, exclusive of time consumed by employees while waiting for work, traveling to or from work, training, vacation, sick leave, or in any other similar absences from the actual maintenance work, and

               3.1.2.2 The average direct hourly labor rate (excluding all fringe benefits, premium time allowances, social charges, business taxes and the like), paid to Buyer's employees who actually perform the Airframe Maintenance ("Labor Rate"). The
Labor Rate for calendar year +        is +                Dollars
and +                cents ($+               ).

     3.2  Cumulative Average Reported Maintenance Cost.

          The "Cumulative Average Reported Cost," for any Reporting Period, is calculated as the aggregate Airframe Maintenance Cost for all then-completed Reporting Periods divided by the Fleet Hours for all such completed Reporting Periods.

     3.3  Target Maintenance Cost.

          The "Target Maintenance Cost" for the Covered Aircraft for any Reporting Period will be expressed as a dollar value per flight hour, which will be the sum of the target material cost and the target labor cost for such Reporting Period.

          3.3.1 The base Target Maintenance Cost for each Reporting Period in year + dollars consists of a target material cost and a target labor cost based on (i) a projected average time
per flight for the Fleet of +           hours (Projected Average
Flight Time), and (ii) a Labor Rate of $ +       per man-hour, as
follows:

                      Reporting   Reporting   Reporting
                      Period 1    Period 2    Period 3

Target material cost  +           +           +

Target labor cost     +           +           +
                      ______      ______      ______

Target Maint. Cost    +           +           +

                      Reporting   Reporting
                      Period 4    Period 5

Target material cost  +           +

Target labor cost     +           +
                      ______      ______

Target Maint. Cost    +           +

/[FOREIGN:] The exchange rate used in determining such base target cost values is +


[FOREIGN CURRENCY:]  +                        to one
(1) U.S. Dollar./

          3.3.2 The target material cost and the target labor cost for any Reporting Period will be adjusted for changes in material and labor costs based on the following:

               3.3.2.1 To reflect changes in inflation rates, the target material cost for such Reporting Period, will be calculated by multiplying the Reporting Period's base target material cost by the arithmetic average of the 12 monthly Producer Price Indexes for "Aircraft parts and auxiliary equipment, n.e.c.," (Standard Industrial Classification Code 3728) for such Reporting Period and dividing the result by the arithmetic average of such index for the
year +       .

(The index described in this paragraph 3.3.2.1 will be obtained from the publication "Producer Prices and Price Indexes" published by the U.S. Department of Labor, Bureau of Labor Statistics or any comparable successor publication published by the U.S. Department of Labor, Bureau of Labor Statistics or any comparable successor agency.)

               3.3.2.2 The target labor cost for such Reporting Period will be calculated by multiplying the base target labor cost for such Reporting Period times Buyer's then-current Labor Rate per man-hour for such Reporting Period divided by
+                       Dollars and +       cents ($+           )
per man-hour.

               3.3.2.3 The Target Maintenance Cost is based on Boeing's assumption that Airframe Maintenance performed by others, as defined in paragraph 3.1(iii) herein, will be no more than 10% of the Cumulative Average Reported Cost as of any Reporting Period. If the charges for labor and material for Airframe Maintenance performed by others is more than 10% of the Cumulative Average Reported Cost as of any Reporting Period, Boeing reserves the right to revise the Target Maintenance Cost to reflect the impact of any such increase.

               3.3.2.4 If the actual average airborne time per flight for the Fleet (Actual Average Flight Time) for any Reporting Period is different from the Projected Average Flight Time of
+                 hours, the Target Maintenance Cost for such
Reporting Period will be adjusted to reflect such Actual Average Flight Time for such Reporting Period in accordance with Attachment A to this Program.

               3.3.2.5 The Target Maintenance Cost is based on (i) the number of Covered Aircraft and the delivery schedule for such Covered Aircraft set forth in the Agreement and (ii) a projected average yearly utilization for the Covered Aircraft during any
Reporting Period of +            flight hours.  If the number of
Covered Aircraft or their delivery schedules are revised or the average yearly utilization for the Covered Aircraft during any
Reporting Period exceeds +           flight hours, or is less than
+         flight hours, Boeing may revise the Target Maintenance
Cost to reflect the impact of any such revisions or change in utilization.

     3.4  Cumulative Average Target Maintenance Cost.

          The "Cumulative Average Target Cost" as of any Reporting Period means (i) the sum of the products of the Target Maintenance Cost for each completed Reporting Period multiplied by the Fleet Hours for each such completed Reporting Period (ii) divided by the total Fleet Hours for all completed Reporting Periods.

/[FOREIGN:]
     3.5  All costs with respect to the Program will be in United
States Dollars.

     3.6 The maintenance costs and average labor rates reported by Buyer for any Reporting Period will be converted from [FOREIGN
CURRENCY:] +                                  to U.S. Dollars using
the average of the four quarterly "rf" (period average) [FOREIGN
CURRENCY:] "+                       to U.S. Dollars" amounts
applicable to such Reporting Period ("Exchange Rate") as set forth in the publication "International Financial Statistics" published by the International Monetary Fund.

Boeing's target costs for any Reporting Period will be adjusted to reflect any differences between the Exchange Rate for such Reporting Period and the [FOREIGN CURRENCY:]+
to U.S. Dollar rate used for the base target costs identified in paragraph 3.3.1 herein, by multiplying such target costs by the result obtained when dividing the [FOREIGN
CURRENCY:]+                  amount set forth in paragraph 3.3.1 by
such Exchange Rate.

(Additional information regarding the publication "International
Financial Statistics" may be obtained from: Publications Unit, International Monetary Fund, Washington, D.C. 20431, U.S.A. or by calling U.S.A. Area Code (202) 623-7430.)/

4.   Deficiency.

     A "Deficiency" with respect to Airframe Maintenance Cost occurs when the Cumulative Average Reported Cost for any Reporting Period exceeds 110% of the Cumulative Average Target Cost as of such Reporting Period, all as may be adjusted pursuant to this Letter Agreement.

5.   Deficiency Remedies.

     5.1 If a Deficiency exists and Buyer provides its reports to Boeing pursuant to paragraph 6, herein, then Boeing will:

          5.1.1 Investigate the circumstances and possible causes of any such Deficiency, and

          5.1.2 Provide technical assistance to Buyer in the form of analysis and recommendations of a kind and nature which Boeing determines to be best suited for reducing Airframe
Maintenance Cost.

          5.1.3 If necessary, initiate a design review of the systems, accessories, equipment or parts determined by Boeing to be the primary cause of the Deficiency and, when in Boeing's judgment a redesign is indicated as a technically and economically practicable means of correcting the Deficiency, redesign or cause the redesign of such items, and

          5.1.4 If such redesign results in retrofit kits being offered by Boeing or Boeing's suppliers, provide such kits or cause such kits to be provided, at Buyer's request, at no charge to Buyer. Boeing will also reimburse, at Buyer's request, Buyer's reasonable direct labor costs for incorporation of any such kit manufactured to Boeing's detailed design. Such reimbursement will be provided pursuant to Warranty Repairs and Modifications by Buyer (Part B of the Product Assurance Document of the Agreement).

6.   Administrative Requirements.

     6.1 Buyer will report to Boeing within 90 days after the last day of each Reporting Period, (i) the Cumulative Average Reported Cost, (ii) the Actual Average Flight Time for the Fleet, (iii) the number of Covered Aircraft included in the Fleet, (iv) Buyer's Labor Rate per man-hour, and (v) whether or not the charges for labor and materials as defined in paragraph 3.3.2.3 exceed 10% of the Cumulative Average Reported Cost. Failure to file such reports within such 90 day period will constitute an acknowledgment by Buyer that there was no Deficiency. However, if a Deficiency occurs, Buyer will, within 90 days after the last day of the applicable Reporting Period, report to Boeing the data identified above for all then-completed Reporting Periods of the Program Term.

     6.2 Buyer's reports will include sufficient data to substantiate any claimed Deficiency. Upon request, Buyer will submit to Boeing reasonable proof of the existence of any Airframe Maintenance Cost claimed by Buyer as the basis of a Deficiency under the terms of this Program. Buyer will maintain and submit to Boeing such data as may reasonably be required to (i) determine cost elements of the Airframe Maintenance Cost as defined in paragraph 3.1 herein, (ii) determine Cumulative Average Reported Cost (broken down into the "work descriptions" set forth in paragraph 1.3 herein), (iii) identify the Fleet and calculate Fleet Hours, (iv) analyze the problems causing any claimed Deficiency,
(v) verify the Actual Average Flight Time, and (vi) when required, develop appropriate remedial action.

     6.3 All reports submitted to Boeing will be addressed to the attention of:

          Director - Warranties
          Boeing Commercial Airplanes
          P.O. Box 3707
          Seattle, Washington  98124-2207

7.   Conditions and Limitations.

     7.1 If, to reduce Airframe Maintenance Cost, Boeing or any Boeing supplier issues service bulletins, service letters or other written instructions (instructions) or offers no-charge retrofit kits, Buyer will accomplish such instructions or install such kits within a period of 240 days after availability of such instructions or kits at Buyer's facility, or such longer period as may be established by the parties. If Buyer does not comply with the time requirements of this paragraph, all Airframe Maintenance Cost which would have been eliminated if such instructions or kits had been incorporated, will be subtracted from Cumulative Average Reported Cost reported after expiration of such time requirements.

     7.2 Buyer will promptly notify Boeing in writing of any variations in its maintenance cost accounting system or procedures which affect or would affect the proper reporting of Airframe Maintenance Cost. Boeing will have the right to adjust the Cumulative Average Target Cost and the definition for Airframe Maintenance Cost to reflect the effect of any such variations.

     7.3 Boeing will have the right to audit all costs charged by Buyer to the work descriptions listed in paragraph 1.3 (the Work Descriptions), as well as the maintenance practices and procedures related thereto, at any reasonable time during the Program Term. Boeing will also have the right to disapprove costs improperly charged to such Work Descriptions. Boeing will provide Buyer with written notification of its disapproval of any such costs, and if Buyer does not provide proof that such costs are properly chargeable to such Work Descriptions within 60 days after such notification, Boeing's disapproval will be conclusive and Boeing may deduct such costs from the computation of the Cumulative Average Reported Cost.

     7.4 Boeing may inspect at all reasonable times Buyer's maintenance facilities, programs and procedures. If Boeing recommends in writing reasonable changes in Buyer's maintenance programs and procedures which would, reduce the Cumulative Average Reported Cost and Buyer does not effect such changes or Buyer delays effecting such changes beyond the period set forth in paragraph 7.1, Boeing will have the right to adjust the Cumulative Average Target Cost to reflect the increased costs which Boeing estimates will result from Buyer's failure or delay in effecting such changes.

     7.5 The Airframe Maintenance Cost will not include the following: costs arising from loss of, or damage to, any Covered Aircraft, or any system, accessory, equipment or part thereof; any taxes, duties, tariffs, surcharges, transportation, insurance interest or overhead; the cost of initial or sustaining spare parts or the depreciation of such spare parts; costs resulting from any modification to the Covered Aircraft or any system, equipment, accessory or part thereof other than modifications described under paragraph 1.3.4 herein; costs resulting from the negligent acts or omissions of Buyer; costs resulting from the failure to comply with Boeing's or Boeing's suppliers' applicable written instructions for the operation, service, maintenance or overhaul of any Covered Aircraft, or any system, accessory, equipment or part thereof; costs attributable to loss of use, revenue or profit; costs of consumable fluids, including fuel; costs due to acts of God, war, armed hostilities, riots, fires, floods, earthquakes or serious accidents, Governmental acts or failure to act affecting materials, facilities or Aircraft needed for the maintenance of Covered Aircraft; costs due to strikes or labor troubles causing cessation, slowdown or interruption of work related to the maintenance of Covered Aircraft; failure of or delay in transportation or inability, after due and timely diligence, to procure materials, systems, accessories, equipment or parts needed for the maintenance of Covered Aircraft; or any other costs not included in the Airframe Maintenance Cost.

     7.6  Buyer's Cumulative Average Reported Cost as of any
Reporting Period will be reduced by any of the following items to the extent that such items have been included as part of such Cumulative Average Reported Cost:

          7.6.1 The price for any part provided by Boeing or Boeing's suppliers to Buyer at no charge,

          7.6.2 An amount equal to the difference between the reported price for any part and the reduced price for such part as provided by Boeing or Boeing's suppliers to Buyer,

          7.6.3 The amount of any credit memorandum or other payment scheme, established in Buyer's favor, related to the costs involved in any warranty, maintenance cost guarantee, or similar agreement and issued by Boeing or Boeing's suppliers to Buyer,

     7.7 The Program will be suspended if during any Reporting Period the average utilization for the Covered Aircraft is below 2,000 flight hours. Once the average utilization for the Covered Aircraft exceeds the minimum average utilization set forth above during any subsequent Reporting Period, the Program will be resumed commencing on the first day of such subsequent Reporting Period. Buyer's report of Cumulative Average Reported Cost as of any Reporting Period during the Program Term will exclude all Airframe Maintenance Cost incurred and Fleet Hours accumulated by Buyer during any Reporting Period in which the Program was suspended as provided above. The Program will not be extended to reflect any period wherein it was suspended.

     7.8 At Boeing's request, Buyer will assign to Boeing, any of Buyer's rights against the manufacturer of any equipment, accessory or part installed in the Covered Aircraft as Boeing may reasonably require to fulfill its obligations with respect to any remedy provided by Boeing hereunder.

     7.9  THIS LETTER AGREEMENT AND THE RIGHTS AND REMEDIES OF
BUYER AND OBLIGATIONS OF BOEING HEREIN ARE SUBJECT TO THE
DISCLAIMER AND RELEASE AND EXCLUSION OF CONSEQUENTIAL AND OTHER
DAMAGES PROVISIONS OF ARTICLE 12 OF THE AGREEMENT.

8.   Covered Aircraft Configuration.

     The Target Maintenance Cost set forth in this Program is based on the configuration for the Covered Aircraft as set forth in
Detail Specification D6-+     dated even date herewith (Exhibit A
to the Agreement).

Such Target Maintenance Cost may be equitably adjusted by mutual agreement to appropriately reflect any changes to the actual configuration of the Covered Aircraft at the time of delivery thereof to Buyer. Equitable adjustments to such Target Maintenance Cost may also be made at any time during the Program Term to reflect any additional changes in the configuration of the Covered Aircraft.

9.   Confidential Treatment

     Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 1830-1.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.


Very truly yours,

THE BOEING COMPANY



By _________________________

Its  __Attorney-In-Fact__


ACCEPTED AND AGREED TO this

Date: ________________, 19+

International Lease Finance Corporation



By _________________________

Its_________________________

Attachment A to
[Letter No.]



                    Actual Average Flight Time Adjustment


                                           .65  +
                                           ----
     TMC for AAFT = TMC for PAFT X         AAFT   .35
                                           ----------
                                           .65  +
                                           ----
                                           PAFT   .35

                                           .54  +
                                           -----
     TLC for AAFT = TLC for PAFT X         AAFT   .46
                                           ----------
                                           .54  +
                                           ----
                                           PAFT   .46


     Where AAFT  = Actual Average Flight Time

     Where PAFT  = Projected Average Flight Time

     Where TMC   = target material cost

     Where TLC   = target labor cost



     Note:     The adjustment formula set forth above is obtained
from the publication "Airframe Maintenance Analysis of IATA PPM (Production Performance Measurements) Maintenance Cost Data", published by the three major commercial aircraft manufacturers in support of IATA requirements.

6-1162-KRG-1447


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA  90067

Subject:  Letter Agreement No. 6-1162-KRG-1447 to
          Purchase Agreement No. 1830 -
          * Operator Matters

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1830 (the
Agreement) between The Boeing Company (Boeing) and International
Lease Finance Corporation (Buyer) relating to Model 737-600/-700/- 800 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreements.

1.   *





* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.   *





3.   *






4.   *





* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.   Reports.   Boeing agrees to provide periodic reports to Buyer
of the status of *.

6.   Confidential Treatment.   Buyer understands that certain
commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreements 1830-1 dated even date herewith.

Very truly yours,

THE BOEING COMPANY



By: __/s/ Kenneth R. Geisen__

Its:  __Attorney-In-Fact__


ACCEPTED AND AGREED TO as of this

date: __June 27__, 1995


INTERNATIONAL LEASE FINANCE CORPORATION


By: __/s/ Steven R. Adams__

Its: __Vice President__

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6-1162-KRG-1448


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA  90067

Subject:  Letter Agreement No. 6-1162-KRG-1448 to
          Purchase Agreement No. 1830 -
          Delivery Schedule Matters

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1830 (the
Agreement) between The Boeing Company (Boeing) and International
Lease Finance Corporation (Buyer) relating to Model 737-600/-700/- 800 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.   *






2.   *



* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

*



3.   *






4.   Confidential Treatment.

     Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreement 1830-1.


* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Very truly yours,

THE BOEING COMPANY


By: __/s/ Kenneth R. Geisen__

Its: __Attorney-In-Fact__


ACCEPTED AND AGREED TO this __27th__

day of __June__, 1995


INTERNATIONAL LEASE FINANCE
CORPORATION


By: ___/s/ Steven R. Adams__

Its: __Vice President__

6-1162-KRG-1449


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, California  90007

Subject:  Letter Agreement No. 6-1162-KRG-1449 to
          Purchase Agreement No. 1830 -
          * Matters

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1830 (the
Agreement) between The Boeing Company (Boeing) and International
Lease Finance Corporation (Buyer) relating to Model 737-600/-700/- 800 aircraft (the Aircraft).

All terms used and not defined herein shall have the same meaning as in the Agreements.

1.   *







* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.   *







3.   *





* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

*



     (i)  *





     (ii)      *





     (iii)     *






* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

*




4.   *



     (i)  *



     (ii) *



5.   *



* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

*




6.   *







* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.   *






     (i)  *




     (ii) *





     (iii) *





* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

*





8.   *







9.   *





* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

          (i)  *




          (ii) *







10.  Confidential Treatment.

     Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreements 1830-1 dated even date herewith.

Very truly yours,

THE BOEING COMPANY

By: __/s/ Kenneth R. Geisen__

Its: __Attorney-In-Fact__


ACCEPTED AND AGREED TO this __27th__

day of __June__, 1995


INTERNATIONAL LEASE FINANCE
CORPORATION


By: __/s/ Steven R. Adams__

Its: __Vice President__

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6-1162-KRG-1450


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA  90067

Subject:  Letter Agreement No. 6-1162-KRG-1450 to
          Purchase Agreement No. 1830 - Miscellaneous Matters

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1830 (the
Agreement) between The Boeing Company (Boeing) and International
Lease Finance Corporation (Buyer) relating to Model 737-600/-700/- 800 aircraft (the Aircraft).

1.   Training at a Facility Other Than Boeing's.

     If Buyer's lessee requests training at a facility other than Boeing's as contemplated in Exhibit C-1, C-2 or C-3, as applicable, to the Agreements, Boeing agrees that, subject to terms and conditions mutually agreed upon during the Flight Training Planning Conference, Buyer or Buyer's lessee may provide round trip transportation for Boeing's employees and necessary materials for such training as an alternative to reimbursement of Boeing for the cost of the transportation.

2.   Warranty Claim, Response and Payment Time.

     For purposes of Exhibit B to the Agreements, Boeing shall use its best reasonable efforts to provide: (i) its disposition regarding each claim submitted by Buyer within thirty (30) days after receipt of such claim and required substantiating data; and
(ii) for approved claims, its credit memorandum, as applicable, within sixty (60) calendar days after receipt of Buyer's claim and required substantiating data.

3.   Warranty Labor Rate Determination.

     In the event Buyer contracts for warranty work with a   *    ,
for purposes of determining the "average direct hourly labor rate" per the provisions of paragraph 5.3 of Part B of Exhibit B of the

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Agreement, *




4.   State and Local Income Taxes.

     So long as the Aircraft is delivered to Buyer by Boeing in the state of Washington, the definition of Taxes as set forth in
Article 4.1 of the Agreements is hereby amended to also except Washington State state and local income taxes. Notwithstanding such condition, if an Aircraft is delivered outside the state of Washington at Boeing's request, then Boeing will be responsible for state and local income taxes.

5.   Return of Advance Payments Due   *  .

     *                                 if either party
exercises its rights to           *
       , then Boeing will refund to Buyer all advance payments
paid by Buyer to Boeing with respect to the    *    Aircraft
*




6.   Further Excusable Delay Matters.

     In the event of rescheduling of an Aircraft due to an Excusable Delay pursuant to Article 6, for the purposes of applying the escalation provisions of Exhibit D to determine the purchase price of such Aircraft, the previously scheduled delivery month will be used. Buyer will pay advance payments for such Aircraft based on its previously scheduled delivery month.

7.   Return of Advance Payments Due to       *      .


     * if the Agreement is terminated by Buyer because Boeing  *,
                   Boeing will refund to Buyer all advance
payments paid by Buyer to Boeing with respect to the   *
Aircraft *


* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

*



8.   Use of the Aircraft for Flight Test.

     In the event Boeing requires the use of one or more of the Aircraft for Boeing's certification flight test program, Boeing will notify Buyer of such requirement and will offer Buyer reasonable compensation for such usage. Boeing further agrees to address any conditions on such Aircraft related to such testing and will assure a return to a deliverable configuration prior to delivery.

9.   Assembly and Installation Drawings.

     If requested by Buyer, Boeing will provide       *
assembly and installation drawings in aperture card format for any Aircraft, including regular revisions to such drawings, for as long as Buyer owns such Aircraft. Initial aperture cards will be shipped subject to Boeing's normal reprint cycle, but not sooner than 120 days after delivery of the affected Aircraft. As an alternative to Buyer receiving such drawings in aperture format and in lieu of such aperture cards, Boeing will provide access to such drawings in an on-line system Reference Engineering Data Automated Retrieval System (REDARS). The REDARS offering is contingent upon Buyer executing a standard REDARS subscription agreement.

10.  Use of Aircraft for Boeing Purposes.

     In the event Boeing requires an Aircraft prior to delivery for Boeing's sole purpose, such as a marketing, sales or community use, Boeing will obtain Buyer's consent to use such Aircraft. In addition, Boeing agrees to indemnify Buyer per the provisions of
Article 9.6 for any such flight.

     In addition, notwithstanding the provisions of paragraph 7 of Exhibit E related to Buyer's risk of loss for BFE, Boeing agrees to assume risk of loss for such BFE during any flight, prior to delivery of an Aircraft, conducted by Boeing where the Aircraft is in Boeing's care, custody and control and to the extent that such flight is for Boeing's sole purpose as

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

defined above and is not a flight as described in paragraphs 9.3 and 9.5.1 of Article 9 of the Agreement.

11.  Ongoing Process Improvements.

     Boeing and Buyer have been holding continuing discussions related to improving the processes Boeing utilizes in the engineering, production, delivery and customer support of Boeing aircraft. Boeing acknowledges the importance to Buyer and Boeing of improving such processes and agrees to continue such discussions. *




12.  Confidential Treatment.

     Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreements 1830-1 dated even date herewith.

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Very truly yours,

THE BOEING COMPANY


By __/s/ Kenneth R. Geisen__

Its  __Attorney-In-Fact__

ACCEPTED AND AGREED TO as of this

date: __June 27__, 1995

INTERNATIONAL LEASE FINANCE CORPORATION


By __/s/ Steven R. Adams__

Its __Vice President__

6-1162-KRG-1451


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA  90067

Subject:  Letter Agreement No. 6-1162-KRG-1451 to
          Purchase Agreement No. 1830 -
          Escalation Matters

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1830 (the
Agreement) between The Boeing Company (Boeing) and International
Lease Finance Corporation (Buyer) relating to Model 737-600/-700/- 800 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.   Escalation Sharing Commitment.

     Boeing agrees to share one-half of the escalation up to a maximum of three percent (3%) per year in each of the years 1997 and 1998, as more fully described in paragraph 2 below, for any Aircraft scheduled to be delivered after December 31, 1996 (the Eligible Aircraft).

All escalation calculations under this Letter Agreement will be made in accordance with Exhibit D to the Agreement entitled "Price Adjustment Due to Economic Fluctuations - Airframe Price
Adjustment" (the Exhibit D), using actual escalation indices published for the applicable period.

2.   Calculation of Escalation Credit Memo.

     2.1  Eligible Aircraft Delivering in 1997.
At the time of delivery of each Eligible Aircraft delivering in 1997, Boeing will issue to Buyer a credit memorandum (the 1997 Credit Memorandum) which shall be applied to the Aircraft Price of such Aircraft. The
Credit Memorandum shall be calculated as follows:

One-half of the difference between the Aircraft escalation amount
calculated for a    *    aircraft delivery position, and the
escalation amount calculated for the month of delivery of the 1997 Eligible Aircraft; provided however,

The maximum amount of the 1997 Credit Memorandum shall not exceed three percent (3%) pursuant to the following calculation:

At the time of the delivery of the 1997 Eligible Aircraft, the Aircraft Basic Price will be escalated in accordance with the
Exhibit D formula to a    *    delivery month.  The December
1996 escalated price will be referred to in the following formula as the "December 1996 Index Amount". The 1997 Credit Memorandum for the 1997 Eligible Aircraft will not exceed an amount equal to the December 1996 Index Amount times 0.03.

     2.2  Eligible Aircraft Delivering in 1998.
     At the time of delivery of each Eligible Aircraft delivering in 1998, Boeing will issue to Buyer a credit memorandum (the 1998 Credit Memorandum) which shall be applied to the Aircraft Price of such Aircraft. The Credit Memorandum shall be calculated as follows:

(i)  One-half of the difference between the Aircraft escalation
amount calculated for a    *   aircraft delivery position,
and the escalation amount calculated for the month of delivery of the 1998 Eligible Aircraft, provided however;

The maximum amount of the 1998 Credit Memorandum shall not exceed three (3%) percent pursuant to the following calculation:

At the time of the delivery of the 1998 Eligible Aircraft, the Aircraft Basic Price will be escalated in accordance with the
Exhibit D formula to a   *    delivery month.  The December
1997 escalated price will be referred to in the following formula as the "December 1997 Index Amount." The 1998 Credit Memorandum for the 1998 Eligible Aircraft will not exceed an amount equal to the December 1997 Index Amount times 0.03, plus;

(ii) The sum of the amount calculated above in sub-paragraph (i) of this paragraph 2.2, added to the

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

amount calculated above in paragraph 2.1 for the 1997 Credit Memorandum.

     2.3  Eligible Aircraft Delivering after 1998.
     For Eligible Aircraft delivering after the calendar year 1998, the amount of the Credit Memorandum will be the amount calculated
pursuant to paragraph 2.2 above through a    *   aircraft
delivery position.

3.   Advance Payment Base Price.

     It is agreed that the Advance Payment Base Prices for the Eligible Aircraft set forth in Article 3.4 of the Agreement include an estimate for the escalation sharing Credit Memorandum pursuant to this Letter Agreement.

4.   Credits *.

     It is agreed that the credit memoranda specified in Letter
Agreement No. 6-1162-KRG-1442         *        will be
based on the Base Aircraft Price escalated utilizing the adjusted escalation calculation pursuant to this Letter Agreement in lieu of the escalation provisions set forth in Exhibit D.

5.   Confidential Treatment.

     Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreement 1830-1.

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Very truly yours,

THE BOEING COMPANY



By __/s/ Kenneth R. Geisen__

Its    __Attorney-In-Fact__


ACCEPTED AND AGREED TO this

Date: __June 27__, 1995

INTERNATIONAL LEASE FINANCE CORPORATION



By __/s/ Steven R. Adams__

Its __Vice President__

[Letter Agreement 6-1162-KRG-1452 not executed by parties]